As Filed with the Securities and Exchange Commission on April 24, 2009

Registration File Nos. 333-151910

811-10393

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 1	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 18	☒

(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VLI-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (877) 694-0305

Copy to:

Ken Reitz, Esq.
TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, NC 28262 (704) 988-4455
(Name and address of agent for service)

Title of Securities Being Registered: Flexible Premium Last Survivor Variable Universal Life Insurance Policy (Intelligent Life Survivorship VUL)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485

☒ on May 1, 2009 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2009

INTELLIGENT LIFE SURVIVORSHIP VUL

Flexible Premium Last Survivor Variable Universal Life Insurance Policy Issued by

TIAA-CREF Life Separate Account VLI-1 and TIAA-CREF Life Insurance Company

This prospectus describes Intelligent Life Survivorship VUL—a flexible premium variable universal life insurance policy (the “Policy”) issued by TIAA-CREF Life Insurance Company (the “Company”). We issue the Policy on a last survivor basis. We will pay the Death Benefit Proceeds upon the death of the last Insured.

The Policy is designed to provide significant life insurance benefits for two Insureds. This prospectus provides information that a prospective Owner should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy’s values to:

■	the Fixed Account, which credits a specified rate of interest; or
■	Investment Accounts of TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”), each of which in turn, invests in one of the following mutual funds (“Portfolios”)

TIAA-CREF Life Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

Calamos Growth and Income Portfolio

Credit Suisse Trust—Commodity Return Strategy Portfolio

Credit Suisse Trust—International Equity Flex II Portfolio[1]

Credit Suisse Trust—U.S. Equity Flex I Portfolio[2]

Delaware VIP Diversified Income Series—Standard Class

Delaware VIP International Value Equity Series—Standard Class

Delaware VIP Small Cap Value Series—Standard Class

Franklin Income Securities Fund—Class 1

Franklin Small-Mid Cap Growth Securities Fund—Class 1

Mutual Shares Securities Fund—Class 1

Templeton Developing Markets Securities Fund—Class 1

Janus Aspen Forty Portfolio—Institutional Shares

Janus Aspen Overseas Portfolio—Institutional Shares[3]

Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[4]

Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares

Legg Mason Partners Variable Aggressive Growth Portfolio—Class I

Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I

Legg Mason Partners Variable Small Cap Growth Portfolio—Class I

MFS Growth Series—Initial Class

MFS Global Equity Series—Initial Class

MFS Investors Growth Stock Series—Initial Class

MFS Utilities Series—Initial Class

Neuberger Berman Advisers Management Trust Partners Portfolio—I Class

Neuberger Berman Advisers Management Trust Regency Portfolio—I Class

PIMCO VIT All Asset Portfolio—Institutional Class

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class

PIMCO VIT Real Return Portfolio—Institutional Class

PVC Equity Income Account—Class 1

PVC MidCap Stock Account—Class 1

Jennison 20/20 Focus Portfolio—Class II

Natural Resources Portfolio—Class II

Value Portfolio—Class II

Royce Capital Fund Micro-Cap Portfolio—Investment Class

Royce Capital Fund Small-Cap Portfolio—Investment Class

Wanger International

Wanger Select

Wanger USA

[1] Formerly Credit Suisse Trust—Global Small Cap Portfolio

[2] Formerly Credit Suisse Trust—Small Cap Core I Portfolio

[3] Formerly Janus Aspen International Growth Portfolio

[4] Formerly Janus Aspen Mid Cap Value Portfolio

Separate prospectuses for the Portfolios accompany this prospectus. They provide more information on the Portfolios listed above. Note that the accompanying prospectuses for the Portfolios may provide information for other portfolios that are not available through the Policy. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

A prospectus for each of the Portfolios must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

Please note that the Policy and the Portfolios:

■	are not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation, the U.S. government or any government agency; and
■	are subject to risks, including loss of the amount invested.

The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state.

Please contact us at:

Administrative Office

P.O. Box 724508

Atlanta, Georgia 31139

877 694-0305

www.tiaa-cref.org

POLICY BENEFITS AND RISKS SUMMARY

The Policy is a flexible premium last survivor variable universal life insurance policy. The Policy offers a choice of investments and an opportunity for the Policy Value and death benefit to grow based on the investment results of the Allocation Options. The Policy Value and death benefit may go up or down on any day depending on the investment results of the Allocation Options you select, the Premiums you pay, the charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). We do not guarantee that Policy Values will increase. You could lose some or all of your money. The Policy may not be available for sale in all states and features of the Policy may vary from state to state. Please contact our Administrative Office to see if the Policy is available in your state and/or to learn more about the Policy features offered in your state. This prospectus describes all material rights and obligations under the Policy.

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. Capitalized terms not defined within this prospectus are defined in the Glossary at the end of the prospectus.

POLICY BENEFITS

Death Benefit

Death Benefit Proceeds. We pay Death Benefit Proceeds to the Beneficiary of an in-force Policy upon receipt at our Administrative Office of satisfactory proof of death of both Insureds. The Death Benefit Proceeds equal the death benefit under the option you’ve chosen less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

Death Benefit Options. You may choose among three death benefit options under the Policy. You must make an election. There is no default option. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Last Surviving Insured. A change in death benefit option may have tax consequences. Please see the section entitled “Death Benefit” for more information.

•

Death Benefit Option A is equal to the greater of: the Face Amount (which is the amount of insurance you select); or the minimum death benefit required under the Code. This option is known as the level death benefit option.

•	Death Benefit Option B is equal to the greater of: the Face Amount plus the Policy Value; or the minimum death benefit required under the Code. This option is known as the increasing death benefit.

•

Death Benefit Option C is equal to the greater of: the Face Amount plus all Premiums credited to the Policy since the Issue Date; or the minimum death benefit required under the Code. This option is known as the return of premium death benefit.

When the younger Insured reaches Attained Age 121, the death benefit under any option is reduced to the Policy Value.

Choice of Tax Test. In order for your Policy to qualify as life insurance under the Code, you must choose one of two tax tests—the Guideline Premium Test or the Cash Value Accumulation Test—at the time you apply for the Policy. The Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. This election may not be changed once your Policy is issued. Your election may affect the maximum amount of Premium you pay into the Policy, the amount of death benefit and the monthly deductions for the Policy. The Guideline Premium Test generally allows you to maintain higher Policy Value in relation to death benefits. In general, the Cash Value Accumulation Test may allow you to make higher Premium payments during the Policy’s early years. It may also provide you greater flexibility with regard to Premium payment amounts. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Changing the Face Amount. You select the Face Amount when you apply for the Policy. Subject to certain

Intelligent Life Survivorship VUL Prospectus	1

conditions, after the first Policy Year and while the Policy is in force, you may change the Face Amount. Changing the Face Amount may have tax consequences.

Accelerated Death Benefit (not available in some states). Under the Accelerated Death Benefit feature, you may in some cases receive accelerated payment of part or all of the Policy’s death benefit if the Last Surviving Insured develops a terminal illness. An acceleration of death benefits may have tax consequences.

Extended Maturity Benefit. We offer an Extended Maturity Benefit that, among other things, discontinues all charges automatically once the younger Insured reaches 100 years of age (121 years of age for policies issued on or after January 1, 2009). The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

Right to Cancel, Surrenders, and Partial Withdrawals

Right to Cancel Period. When you receive your Policy, the Right to Cancel Period begins. The length of the Right to Cancel Period varies according to state law. You may return your Policy during this period and receive a refund. Some states require us to refund all payments if you return your Policy during the Right to Cancel Period.

Surrenders. At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. The Cash Surrender Value is equal to the Policy Value minus any Outstanding Loan Amount. A Surrender may have tax consequences.

Partial Withdrawals. Subject to certain limits, you may withdraw part of your Cash Surrender Value from your Policy. Partial withdrawals may have tax consequences.

Please see the section entitled “The Policy” for more information on the Right to Cancel and the section entitled “Surrenders and Partial Withdrawals” for more information on Surrenders and partial withdrawals.

Transfers and Loans

Transfers. Subject to limitations, you may transfer portions of your Policy Value among the Investment Accounts and between the Investment Accounts and the Fixed Account. See “Transfer Policies Relating to Market Timing and Frequent Trading” for information about situations in which we may seek to limit certain types of transfer activity.

Please see the section entitled “Transfers” for more information.

Loans. You may take a loan (minimum $1,000) from your Policy at any time after the end of the Right to Cancel Period while at least one of the Insureds is alive. The maximum loan you may take, including any existing indebtedness, is 90% of the Policy Value. We charge you interest in arrears on your loan at a fixed annual rate of 5%. We credit interest on amounts in the Loan Account (“earned interest rate”) at a fixed annual rate of 4.35% during Policy Years 1-10. For Policy Years 11 and thereafter, we credit interest on amounts in the Loan Account at a fixed annual rate of 4.80%. You may increase your risk of Lapse if you take a loan. Loans may have tax consequences.

Please see the section entitled “Loans” for more information.

Optional Benefits—Riders and Endorsements

Subject to our approval, you may add an additional Rider or endorsement to your Policy that may allow you to tailor your Policy to your needs and objectives.

•

We offer a Policy Split Rider that allows the base policy to be split into two single life policies in the event of a divorce between two married Insureds or business dissolution between two Insured partners or significant shareholders.

•

We offer an Estate Transfer Protection Rider that provides an additional death benefit until four years after the death of the first insured. The additional death benefit is equal to a chosen percentage of the death benefit of the policy.

•

We also offer an Institutional Charitable Benefit Rider that, at no additional charge, pays an amount equal to 1.00% of the Face Amount to an Eligible Institution of higher learning or research institution pursuing scientific or medical research designated by you upon the death of the Last Surviving Insured. This Rider must be elected at or before Policy issue.

•

Finally, we offer an Overloan Protection Endorsement that, at no additional charge, prevents the policy from lapsing if the policy is ever overloaned as defined in the “Riders and Endorsements” section of this Prospectus.

Please see the section entitled “Riders and Endorsements” for more information.

Personal Illustrations

You may receive personalized illustrations in connection with the purchase of the Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

POLICY RISKS

Financial Condition of TIAA-CREF Life

Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how your Policy works and how our ability to meet our obligations affects your Policy.

Assets in the Separate Account. You assume all of the investment risk for Policy Value allocated to the Investment Accounts. Your Policy Value in the Investment Accounts is

2	Prospectus Intelligent Life Survivorship VUL

part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Policy Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. See this Prospectus’ “The Separate Account and the Portfolios” section.

Assets in the General Account. Policy guarantees that exceed your Policy Value, such as death benefit exceeding Policy Value, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account may also be available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well and some of these products are supported by the assets in our General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. Our financial statements are located in the Statement of Additional Information (“SAI”). For information on how to obtain a copy of the SAI, see the last page of this Prospectus. More information about TIAA-CREF Life is available on our website at http://www.tiaa-cref.org.

Investment Risk

If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that your Policy Value will decrease. In addition, we deduct charges from your Policy Value, which can significantly reduce your Policy Value. During times of poor investment performances, this deduction will have an even greater impact on your Policy Value. You could lose everything you invest. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Long-Term Commitment

Owning a Policy entails a variety of fees and expenses, including a cost of insurance charge, mortality and expense risk charge, and a Premium Tax Charge, as described under “Charges and Deductions.” As a result, the Policy is not suitable as a short-term savings vehicle. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to Surrender it or make a partial withdrawal in the near future. We have designed the Policy to meet long-term financial goals.

Risk of Lapse

If your Cash Surrender Value is not enough to pay any charges, including the Monthly Charge, your Policy will enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period and will request that you make a payment before the end of the Grace Period that is equal to any unpaid charges plus three current Monthly Charge deductions. You may reinstate a Lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should qualify as a life insurance contract under guidance provided pursuant to federal tax law. There is less certainty, however, with respect to whether Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) may qualify as a life insurance contract under Federal tax law, because there is less guidance. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, the death benefit under a Policy is excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be subject to federal income tax on the Death Benefit Proceeds.

Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Policy Lapses while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are

Intelligent Life Survivorship VUL Prospectus	3

not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from being classified as a MEC.

The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

See “Federal Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Allocation Options as collateral, and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Investment Accounts or receive any higher current interest rate credited to the Fixed Account.

We reduce the amount we pay on the death of the Last Surviving Insured by the amount of any Outstanding Loan Amounts. A Policy loan will also reduce your Cash Surrender Value and thereby increase the risk of Lapse, particularly when the investment returns of the amounts remaining in the Investment Accounts are low. Any transfers made from the Investment Accounts and/or the Fixed Account as a result of unpaid interest charges will further increase this risk.

A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s respective prospectus. Please refer to the Portfolios’ prospectuses for more information.

FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and Surrendering the Policy. Certain of these fees and charges are payable only if you choose an optional Rider. If the amount of a charge varies depending on the individual characteristics of the Owner or Insureds, such as Issue Age, sex or Underwriting Class, the tables show the minimum and maximum possible charges as well as the charges for a typical Owner or Insureds. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insureds may pay, but these charges may not be representative of the amount you actually pay. We may agree to your request to deduct Advisory Fees from your Policy pursuant to your independent agreement with a registered investment advisor, but such expenses are not reflected in the tables below; if they were, Policy Values shown would be lower.

TRANSACTION FEES

The following table describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, Surrenders the Policy, or transfers Policy Value among the Allocation Options.

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Premium Tax Charge	Upon receipt of each Premium payment	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%	Applicable state premium tax rate as a percentage of premium—Depending upon the state of issue, the range is 0.00% to 3.50%
Surrender Charge	Not applicable	$0	$0
Partial Withdrawal Charge	At the time of each withdrawal	$20	$20
Transfer Charge*	Upon transfer	$25 per transfer	$0

*	We do not assess a transfer charge for the first 12 transfers each Policy Year. We do not currently charge for transfers, but we reserve the right to charge $25 for each transfer in excess of 12 in a Policy Year.

4	Prospectus Intelligent Life Survivorship VUL

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

The following table describes the fees and expenses that an Owner will pay periodically during the time he or she owns the Policy, not including the fees and expenses of the Portfolios.

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Cost of Insurance:[1]
Base Policy Cost of Insurance (Rate is per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 Maximum $1,000 Example[2] $1.20	Minimum $0.20 Maximum $1,000 Example[2] $0.26

[1]

The Cost of Insurance charges vary based on Issue Age, sex (in most states), Underwriting Class, Policy Year, Policy Value, death benefit option, and Face Amount. The charge generally increases as the Issue Ages increase. The net amount at risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[2]	Charge for a Preferred Non-Tobacco Male/Female couple with Issue Ages of 55 and $1 million of Face Amount, during the First Policy Year (Rate is per $1,000 of the Net Amount at Risk)

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Mortality and Expense Risk Charge	Daily, applied to total value in all Investment Accounts	Annual rate of 0.95% for Policy Years 1–20 and 0.35% for Policy Years 21 and later

Annual rate is3:

• 0.95% if total value in all Investment Accounts is less than $100,000;

• 0.65% if total value in all Investment Accounts is from $100,000 to $500,000; and

• 0.35% if total value in all Investment Accounts is over $500,000.

Regardless of value, the annual rate will be 0.35% in Policy Years 21 and later.

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Annual rate of 5.00%[4]	Annual rate of 5.00%[4]
Loan Account Crediting Rate	Daily, credited to the Loan Account balance	Annual rate of 4.35%[4]	Annual rate of 4.35% for Policy Years 1–10 and annual rate of 4.80% for Policy Years 11 and later[5]
Extended Maturity Benefit		No Charge	No Charge
Reinstatement Interest Charge	Upon reinstatement of a lapsed Policy	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.	6%, assessed against and added to unpaid Monthly Charges from the date the Policy lapsed to the date it is reinstated.
Optional Charges:[6]
Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid	$200.[7] In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.	$0. In addition, the proceeds of the accelerated death benefit are discounted for 1 year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application.
Policy Split Rider		No Charge	No Charge

Intelligent Life Survivorship VUL Prospectus	5

Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current Charge
Estate Transfer Protection Rider:
Cost of Insurance[1]
(Rate is per $1,000 of the Net Amount at Risk)	Monthly	Minimum $1.20 Maximum $1,000 Example[2] $1.20	Minimum $0.20 Maximum $1,000 Example[2] $0.26
Institutional Charitable Benefit Rider		No Charge	No Charge
Overloan Protection Endorsement		No Charge[8]	No Charge[8]

[3]	The rate will be reviewed on each Monthly Charge Date. The value in the Fixed Account is not included.

[4]

The guaranteed maximum loan interest spread is therefore 0.65% annually. This is the maximum difference between the interest we charge you for a loan and the interest rate we credit on loan collateral held in the Loan Account. For a complete discussion of how loan interest is calculated, please see “Loans” and “Charges and Deductions—Loan Interest Charge.”

[5]

Your current loan interest spread will vary based upon your Policy Year. The loan interest spread for Policy Years 1-10 is 0.65% annually and the loan interest spread for Policy Years 11 and later is 0.20% annually. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

[6]

These charges may vary based on both Insured’s Issue Ages, sex (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges you will pay. Your Policy’s data page will indicate the guaranteed charges applicable to your Policy, and more detailed information concerning your charges is available upon request from our Administrative Office.

[7]	This amount may be lower depending on the laws of your state.

[8]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

ANNUAL PORTFOLIO OPERATING EXPENSES:

The following table shows the highest and lowest total operating expenses expected to be paid by the Portfolios. If you allocate Policy Value to the Investment Accounts, you indirectly pay a portion of the pertinent Portfolio’s expenses periodically during the time you own the Policy. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.06%	1.88%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.06%	1.88%

[1]

In some cases, the Portfolio’s historical expenses for the year ended December 31, 2008 (which are the basis of the expenses set forth in this table) have been restated to reflect their current fees. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2008. Portfolio expenses are not fixed or specified under the terms of the Policy, and may change periodically. Certain portfolios may impose a redemption fee. For further information, consult the Portfolios’ prospectus.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Bond Fund[2]	0.10%	0.00%	0.00%	0.00%	0.10%	0.00%	0.10%
TIAA-CREF Life Growth Equity Fund[2]	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%	0.28%
TIAA-CREF Life Growth & Income Fund[2]	0.23%	0.00%	0.00%	0.00%	0.23%	0.00%	0.23%
TIAA-CREF Life International Equity Fund[2]	0.29%	0.00%	0.03%	0.00%	0.32%	0.00%	0.32%

6	Prospectus Intelligent Life Survivorship VUL

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Large-Cap Value Fund[2]	0.24%	0.00%	0.02%	0.00%	0.26%	0.00%	0.26%
TIAA-CREF Life Money Market Fund[2]	0.06%	0.00%	0.01%	0.00%	0.07%	0.00%	0.07%
TIAA-CREF Life Real Estate Securities Fund[2]	0.25%	0.00%	0.01%	0.00%	0.26%	0.00%	0.26%
TIAA-CREF Life Small-Cap Equity Fund[2]	0.10%	0.00%	0.01%	0.00%	0.11%	0.00%	0.11%
TIAA-CREF Life Social Choice Equity Fund[2]	0.07%	0.00%	0.00%	0.00%	0.07%	0.00%	0.07%
TIAA-CREF Life Stock Index Fund[2]	0.06%	0.00%	0.00%	0.00%	0.06%	0.00%	0.06%
Calamos Growth and Income Portfolio[3]	0.75%	0.00%	0.44%	0.00%	1.19%	0.00%	1.19%
Credit Suisse Trust-Commodity Return Strategy Portfolio[4]	0.50%	0.25%	0.31%	0.00%	1.06%	0.00%	1.06%
Credit Suisse Trust-International Equity Flex II Portfolio[5]	1.25%	0.00%	0.63%	0.00%	1.88%	0.00%	1.88%
Credit Suisse Trust-U.S. Equity Flex I Portfolio[6]	0.70%	0.00%	0.23%	0.00%	0.93%	0.00%	0.93%
Delaware VIP Diversified Income Series—Standard Class	0.62%	0.00%	0.11%	0.00%	0.73%	0.00%	0.73%
Delaware VIP International Value Equity Series—Standard Class	0.85%	0.00%	0.20%	0.00%	1.05%	0.00%	1.05%
Delaware VIP Small Cap Value Series—Standard Class	0.73%	0.00%	0.12%	0.00%	0.85%	0.00%	0.85%
Franklin Income Securities Fund—Class 1[7,8]	0.45%	0.00%	0.02%	0.00%	0.47%	0.00%	0.47%
Franklin Small-Mid Cap Growth Securities Fund—Class 1[8,9]	0.50%	0.00%	0.28%	0.02%	0.80%	0.02%	0.78%
Mutual Shares Securities Fund—Class 1[8]	0.60%	0.00%	0.13%	0.00%	0.73%	0.00%	0.73%
Templeton Developing Markets Securities Fund—Class 1[8,9]	1.24%	0.00%	0.29%	0.01%	1.54%	0.01%	1.53%
Janus Aspen Forty Portfolio—Institutional Shares[12,14]	0.64%	0.00%	0.03%	0.01%	0.68%	0.00%	0.68%
Janus Aspen Overseas Portfolio—Institutional Shares[11,12,14]	0.64%	0.00%	0.05%	0.00%	0.69%	0.00%	0.69%
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares[10,12,13,14,15]	0.80%	0.00%	0.50%	0.00%	1.30%	0.06%	1.24%
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares10,12, [13],14,15,16	0.40%	0.25%	1.06%	0.00%	1.71%	0.26%	1.45%
Jennison 20/20 Focus Portfolio—Class II1[7,18]	0.75%	0.25%	0.22%	0.00%	1.22%	0.00%	1.22%
Natural Resources Portfolio—Class II1[7,18]	0.45%	0.25%	0.20%	0.00%	0.90%	0.00%	0.90%
Value Portfolio—Class II1[7],1[8]	0.40%	0.25%	0.18%	0.00%	0.83%	0.00%	0.83%
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I19,21	0.75%	0.00%	0.04%	0.00%	0.79%	0.00%	0.79%
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I20,21	0.80%	0.00%	0.19%	0.00%	0.99%	0.00%	0.99%
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I2[1]	0.75%	0.00%	0.19%	0.00%	0.94%	0.00%	0.94%
MFS Growth Series—Initial Class[2][2]	0.75%	0.00%	0.08%	0.00%	0.83%	0.00%	0.83%
MFS Global Equity Series—Initial Class[2][2],2[3]	1.00%	0.00%	0.36%	0.00%	1.36%	0.21%	1.15%
MFS Investors Growth Stock Series—Initial Class[2][2]	0.75%	0.00%	0.10%	0.00%	0.85%	0.00%	0.85%
MFS Utilities Series—Initial Class[2][2]	0.72%	0.00%	0.09%	0.00%	0.81%	0.00%	0.81%
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class[24]	0.84%	0.00%	0.11%	0.00%	0.95%	0.00%	0.95%

Intelligent Life Survivorship VUL Prospectus	7

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class[24]	0.85%	0.00%	0.12%	0.00%	0.97%	0.00%	0.97%
PIMCO VIT All Asset Portfolio—Institutional Class[25],26,27,28	0.42%	0.00%	0.00%	0.76%	1.18%	0.02%	1.16%
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class[29]	0.75%	0.00%	0.11%	0.00%	0.86%	0.00%	0.86%
PIMCO VIT Real Return Portfolio—Institutional Class[29]	0.50%	0.00%	0.07%	0.00%	0.57%	0.00%	0.57%
PVC Equity Income Account I—Class 1	0.49%	0.00%	0.00%	0.00%	0.49%	0.00%	0.49%
PVC MidCap Stock Account—Class 1	0.75%	0.00%	0.00%	0.00%	0.75%	0.00%	0.75%
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1.25%	0.00%	0.10%	0.14%	1.49%	0.00%	1.49%
Royce Capital Fund Small-Cap Portfolio—Investment Class	1.00%	0.00%	0.09%	0.00%	1.09%	0.00%	1.09%
Wanger International[30,33]	0.84%	0.00%	0.18%	0.00%	1.02%	0.00%	1.02%
Wanger Select[31,33]	0.80%	0.00%	0.11%	0.00%	0.91%	0.00%	0.91%
Wanger USA[32,33]	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%	0.96%

[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]

Each Portfolio’s investment manager pays for most of the Portfolio’s advisory and operating expenses out of the Portfolio’s management fees. However, a few categories of expenses are borne by the Portfolio directly, including independent trustee fees, interest on borrowings, taxes and extraordinary expenses, and are reflected as appropriate under “Other Expenses.”

[3]

For the first quarter ended March 31, 2009, the Portfolio incurred 0.67% (annualized) in “Other Expenses” due to a decrease in the Portfolio’s net assets. “Other Expenses” include certain expenses incurred in connection with the Portfolio’s investment in Calamos Government Money Market Fund. These expenses are less than .01%. On May 15th, 2009, the Calamos Government Money Market Fund will liquidate and the Portfolio will no longer invest in this fund.

[4]

Certain fees and expenses of the Commodity Return Strategy Portfolio are expected to be voluntarily waived or reimbursed, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s management fee would be 0.39%, resulting in a total voluntary fee waiver and reimbursement of 0.11% and Net Total Annual Portfolio Operating Expenses of 0.95%.

[5]

Certain fees and expenses of the International Equity Flex II Portfolio are expected to be voluntarily waived or reimbursed, but may be discontinued at any time. If these waivers and reimbursements are taken into effect, the Portfolio’s management fee would be 0.37%, resulting in a total voluntary fee waiver and reimbursement of 0.88% and Net Total Annual Portfolio Operating Expenses of 1.00%.

[6]	Effective December 1, 2006, the U.S. Equity Flex I Portfolio’s management fee was reduced from 0.90% of average daily net assets to 0.70% of average daily assets.

[7]	The Franklin Income Securities Portfolio Fund administration fee is paid indirectly through the management fee.

[8]

Fund shares are held by a limited number of Insurers and, when applicable, Funds of Funds. Substantial withdrawals by one or more Insurers or Funds of Funds could reduce Fund assets, causing total fund expenses to become higher.

[9]

The investment manager has agreed in advance to reduce its fee from assets invested by the Portfolio in a Franklin Templeton money market fund (the Sweep Money Fund which is “the acquired fund” in this case) to the extent of the Portfolio’s fees and expenses of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

[10]

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by the investment manager. The investment manager has contractually agreed to waive certain Portfolios’ Total Annual Portfolio Operating Expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to acquired fund fees and expenses; and for Janus Aspen INTECH Risk-Managed Core also excluding the distribution and shareholder servicing fee) to certain limits until at least May 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the “Management Expenses” section of the Portfolio’s prospectus.

[11]	Formerly named Janus Aspen International Growth Portfolio.

[12]

“Acquired Fund” means any underlying portfolio (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period. The Portfolio’s “ratio of gross expenses to average net assets” appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.

8	Prospectus Intelligent Life Survivorship VUL

[13]

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit.

[1][4]

The “Management Fee” is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Janus Aspen Perkins Mid Cap Value Portfolio and Janus Aspen INTECH Risk-Managed Core Portfolio, this fee may go up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period.

[1][5]

Janus Aspen INTECH Risk-Managed Core Portfolio and Janus Aspen Perkins Mid Cap Value Portfolio pay an investment advisory fee that adjusts up and down based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment is 0.50% for Janus Aspen INTECH Risk-Managed Core Portfolio and 0.64% for Janus Aspen Perkins Mid Cap Value Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 for Janus Aspen INTECH Risk-Managed Core Portfolio and February 2007 for Janus Aspen Perkins Mid Cap Value Portfolio and may increase or decrease the Management Fee. Refer to “Management Expenses” in the Portfolio’s Prospectus for additional information with further description in the Portfolio’s Statement of Additional Information (“SAI”). Janus Aspen INTECH Risk-Managed Core Portfolio and Janus Aspen Perkins Mid Cap Value Portfolio have entered into an agreement with Janus Capital to limit expense (refer to the footnote to the Total Annual Operating Expenses). Because a fee waiver will have a positive effect upon each Portfolio’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management Fees waived by Janus Capital.

[16]

Included in Other Expenses is an administrative services fee of 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels

[1][7]	Other Expenses for this Portfolio includes a 0.15% administration fee.

[1][8]

Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column “Acquired Portfolio Fees and Expenses” represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008. When a Portfolio’s “Acquired Portfolio Fees and Expenses” are less than 0.01%, such expenses are included in the column titled “Other Expenses.” This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

[19]

The Portfolio has a fee schedule that reduces the Management Fee payable by the Portfolio on its average daily net assets in excess of $1 billion as follows: 0.750% on assets up to and including $1 billion; 0.725% on assets over $1 billion and up to and including $2 billion; 0.700% on assets over $2 billion and up to and including $5 billion; 0.675% on assets over $5 billion and up to and including $10 billion; and 0.650% on assets over $10 billion.

[20]

The Portfolio has a Management Fee schedule that reduces the management fee rate as assets increase as follows: 0.800% on average daily net assets up to and including $1 billion; 0.775% on assets over $1 billion and up to and including $2 billion; 0.750% on assets over $2 billion and up to and including $5 billion; and 0.700% on assets over $5 billion.

[21]

The amount set forth in “Other expenses” has been revised to reflect the estimated affect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by Class I shares going forward.

[22]

The Portfolio has entered into an expense offset arrangement that reduces the Portfolio’s custodian fee based upon the amount of cash maintained by the Portfolio with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, Net Total Annual Portfolio Operating Expenses would be lower.

[23]

The Portfolio’s investment manager has agreed in writing to bear the Portfolio’s expenses, such that “Other Expenses” determined without giving effect to the expense offset arrangement described in the prior footnote do not exceed 0.15% annually. This written agreement excludes Management Fees, Distribution (12b-1) and Service Fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2010.

[24]

Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2012 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to Partners Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Partners Portfolio; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

[25]

Acquired Fund Fees and Expense (Underlying Fund Expenses) for the Portfolio are based upon an allocation of the Portfolio’s Assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these underlying Funds. Acquired Fund Fees and Expenses (Underlying Fund Expenses) will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above.

[26]

PIMCO has contractually agreed, for the All Asset Portfolio's current fiscal year end, to reduce its advisory fee to the extent that the Underlying Fund Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in Underlying Funds. PIMCO may recoup these waiver in future periods, not exceeding three years, provided total expenses, including such recoupment, does not exceed the annual expense limit.

[27]

The Expense Reduction, as described in footnote 26 above, is implemented based on a calculation of Underlying Fund Expenses attributable to management fees that is different from the calculation of Acquired Fund Fees and Expenses (Underlying Fund Expenses) listed in the table above and described in footnote 25.

Intelligent Life Survivorship VUL Prospectus	9

[28]

The Total Annual Portfolio Operating Expenses do not match the Ratio of Expense to Average Net Assets of the Portfolio, as set forth in the Financial Highlights table of the shareholder report, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Underlying Fund Expenses.

[29]

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio’s use of those investments (like reverse repurchase agreements) as an investment strategy.

[30]

The Portfolio pays a Management Fee of 0.82%. The Portfolio’s investment manager has implemented a breakpoint schedule for the Portfolio’s Management Fee. The Management Fee charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio’s daily assets. The breakpoint schedule for the Portfolio is as follows: 1.10% for assets up to $100 million; 0.95% for assets in excess of $100 million and up to $250 million; 0.90% for assets in excess of $250 million and up to $500 million; 0.80% for assets in excess of $500 million and up to $1 billion; and 0.72% for assets in excess of $1 billion.

[31]

The Portfolio pays a Management Fee of 0.80%. The Portfolio’s Investment Manager has implemented a breakpoint schedule for the Portfolio’s Management Fee. The Management Fee charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio’s average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.80% for assets up to $500 million and 0.78% for assets in excess of $500 million.

[32]

The Portfolio pays a Management Fee of 0.85%. The Portfolio’s investment manager has implemented a breakpoint schedule for the Portfolio’s Management Fee. The Management Fee charged to the Portfolio will decline as Portfolio assets grow and will continue to be based on a percentage of the Portfolio’s average daily assets. The breakpoint schedule for the Portfolio is as follows: 0.94% for assets up to $100 million; 0.89% for assets in excess of $100 million and up to $250 million; and 0.84% for assets in excess of $250 million and up to $2 billion; and 0.80% for assets in excess of $2 billion.

[33]

The Fund and the other funds of Wanger Advisors Trust (the “Trust”) pay the Administrator an administration fee based on the aggregate average daily net assets of the Trust at the following annual rates: 0.05% of net assets up to $4 billion; 0.04% of net assets from $4 billion to $6 billion; 0.03% of net assets from $6 billion to $8 billion; and 0.02% of net assets in excess of $8 billion. Based on the Trust’s average daily net assets as of December 31, 2008, the administration fee was payable at a rate of 0.05%.

The fee and expense information relating to the Portfolios was provided by the Portfolios or their investment managers or other service providers. We have not and cannot independently verify either the accuracy or completeness of such information.

Portfolio expenses are paid by each underlying Portfolio before TIAA-CREF Life is provided with the Portfolio’s daily net asset value. TIAA-CREF Life then deducts Separate Account charges from the net asset value of the corresponding Investment Account.

10	Prospectus Intelligent Life Survivorship VUL

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Face Amount is generally $250,000. At our option, we may have different minimum Face Amounts for certain classes of Policies.

Generally, the Policy is available for Insureds between Issue Ages 0–90. Issue Ages may vary by state. Please call the Administrative Office for details. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We will notify you when our underwriting process has been completed. The minimum first Premium may not be paid and insurance coverage will not take effect prior to that time.

REPLACING EXISTING INSURANCE

It may not be in your best interest to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a Surrender charge on your existing insurance. You should talk to your financial professional and/or tax adviser to make sure the exchange will be tax free. If you Surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the Surrender. Because we will not issue the Policy until we have received an initial Premium from your existing insurance company, the issuance of the Policy may be delayed.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if both proposed Insureds are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid. We begin to deduct Monthly Charges from your Policy Value on the Policy Date.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it. Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

•	The Policy Value as of the end of the Business Day we receive the returned Policy, plus

•	Any Premium Tax Charge deducted from Premiums paid, plus

•	Any Monthly Charges charged against the Policy Value, plus

•	An amount reflecting any other charges deducted under the Policy.

Where state law requires, the refund will equal all payments you made.

OWNERSHIP AND BENEFICIARY RIGHTS

The Owner is the person or people named in the application who make the decisions about the Policy and its benefits while either of the people insured by the Policy is living. If an Owner is not named in the application, the people insured by the Policy are the Owners. While either Insured is alive, the Owner may exercise all of the rights and options described in the Policy. If the Owner is not either Insured and dies before the Last Surviving Insured, ownership of the Policy will pass to the Owner’s estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than the allocation of Premiums. All reference herein to Owner shall be read as applying to single or joint Owners.

The Owner may, subject to certain restrictions, exercise certain rights including selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner and assigning the Policy may have tax consequences.

The principal right of the Beneficiary is the right to receive the Death Benefit Proceeds under the Policy.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy

Intelligent Life Survivorship VUL Prospectus	11

conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform with these laws. Any material change to the Policy must be approved by the State Insurance Department of each state where the Policy is made available. Any resulting change to this prospectus must be registered with the Securities and Exchange Commission prior to use.

PREMIUMS

MINIMUM FIRST PREMIUM

The minimum first Premium is due on or before the Policy Issue Date. No insurance will take effect until the minimum first Premium is paid, and the health and other conditions of both Insureds described in the application must not have changed. The minimum first Premium must be at least $50.

PREMIUM FLEXIBILITY

When you apply for a Policy, you will elect a payment schedule for Premiums that is on a monthly, quarterly, semiannual, annual, or single-sum basis. You are not actually required to pay Premiums according to that (or any) schedule. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums because the Policy Value may not be sufficient to cover the Monthly Charges when due.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding Policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums or any other level of Premiums does not guarantee that the Policy will not Lapse. See “Policy Lapse and Reinstatement.”

You may not pay any Premiums after the Policy’s Final Policy Date. You may not pay Premiums less than $50, and we reserve the right to limit total Premiums allocated to the Fixed Account under a Policy to $500,000 a Policy Year. Note that we cannot accept cash, money orders or travelers’ checks. In addition, we will not accept a third-party check where the relationship of the payor to the Owner cannot be identified from the face of the check.

We will or have the right to limit or refund all or part of your Premium payment if:

•	The Premium would disqualify the Policy as a life insurance contract under the Code;

•	The Premium would cause the Policy to become a MEC under the Code; or

•

The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code— the section of the Code that addresses life insurance (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the earliest of the date when either: (1) the Last Surviving Insured dies; (2) the Grace Period ends without a sufficient payment (see “Policy Lapse and Reinstatement”); or (3) we receive your Acceptable Notice requesting a Surrender of the Policy.

PREMIUM LIMITATIONS

If the Guideline Premium Test is used to test if the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits—the “guideline premium” amount. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If we became aware that a Premium payment would result in total Premiums exceeding these limits, we will accept only that portion of the Premium that would make total Premiums equal the guideline premium amount. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations. Premiums may be limited after the younger Insured’s age 100. The tax consequences of keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax advisor should be consulted about such consequences. See “Choice of Tax Test” for more information regarding the Guideline Premium Test.

Modified Endowment Contracts (“MECs”). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to Policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the “seven-pay limit” for your Policy as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of a policy, the sum of the actual premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premiums” were $1,000, the maximum cumulative premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years, $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy’s first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the seven-pay test.

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Prior to the Policy Date, if we find that your planned periodic Premium would cause your Policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See “Federal Tax Considerations—Tax Treatment of Policy Benefits—Modified Endowment Contracts.”

After the Policy Date, if we discover that you have made a Premium payment that would cause your Policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in death benefit options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings or losses to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

Exchanges from a Prior Life Policy. We may accept as part of your first Premium money from another life insurance contract that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Not all policy exchanges qualify for tax-free exchange treatment. Contract exchanges may have tax consequences. See “Federal Tax Considerations.”

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more Allocation Options according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•

We will allocate the Net Premium based on the price determined at the end of the Business Day we are deemed to receive it at our Administrative Office according to your current Premium allocation instructions.

•

You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective at the end of the Business Day we receive your request.

Unless you provide instructions indicating otherwise, we deduct monthly charges from the Fixed Account first, then pro rata from the Investment Accounts (see “Monthly Charge”).

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Investment Accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

DELAY IN ALLOCATIONS

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, we will allocate Net Premiums received at our Administrative Office during the Right to Cancel Period to the Investment Account that invests in the TIAA-CREF Life Money Market Fund (the “Money Market Account”). Following the end of the Right to Cancel Period, we will allocate that Policy Value among the Investment Accounts as indicated in your current Premium allocation instructions. If the Right to Cancel Period ends on a non-Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. Since our procedures should result in delivery of your Policy on the second day after we issue it, we begin measuring the Right to Cancel period two days after we issue your Policy.

VALUATIONS

POLICY VALUE

The Policy Value serves as the starting point for calculating important values under a Policy, such as the Cash Surrender Value and, in some cases, the death benefit. Policy Value varies from day to day depending on factors such as the amount and timing of your Premium payment, the performance of the Investment Accounts you have chosen, the interest rates of the Fixed Account and Loan Account, Policy charges, how much you have borrowed or withdrawn, and the level of Policy and Rider benefits. We do not guarantee a minimum Policy Value.

Policy Value:

•	Equals the sum of all values in the Fixed Account, the Loan Account, and in each Investment Account;

•	is determined first on the Policy Date and then on each date thereafter; and

•	has no guaranteed minimum amount and may be more or less than Premiums paid.

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CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

Cash Surrender Value at the end of any day equals:

•	the Policy Value as of such date; minus any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

At the end of any Business Day, the Investment Account value is equal to the number of Units in each Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

The Number of Units in any Investment Account at the end of any day equals:

•	Units purchased with Net Premiums; plus

•	Units purchased via transfers from another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed to pay for Monthly Charges; minus

•	Units redeemed to pay for partial withdrawals; minus

•	Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the Policy; minus

•	Units redeemed as part of a transfer to another Investment Account, the Fixed Account, or the Loan Account; minus

•	Units redeemed for any applicable Advisory Fees.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the Business Day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Unit value of any Investment Account at the end of any Business Day equals:

•	the Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	the net investment factor for that Investment Account on that Business Day.

•	The net investment factor:

•	measures the investment performance of an Investment Account from one Business Day to the next;

•	increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;
•	decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and

•	decreases to reflect the current mortality and expense risk charge which is based upon the following annual rates applied to total value in all Investment Accounts:

•	0.95% if the value of Units in all Investment Accounts is less than $100,000;

•	0.65% if the value of Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.35% if the value of Units in all Investment Accounts is over $500,000.

•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day. We deduct the current mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy.

In order to accommodate the varying mortality and expense risk charges, separate Unit values will be maintained by mortality and expense risk charge band. Units may be transferred between bands on the Monthly Charge Date if the value of the Units in all the Investment Accounts changes the current mortality and expense risk charge rate.

FIXED ACCOUNT VALUE

The Fixed Account value at the end of any day is equal to:

•	the Net Premium(s) allocated to the Fixed Account; plus

•	any amounts transferred to the Fixed Account (including amounts transferred from the Loan Account); plus

•	interest credited to the Fixed Account; minus

•	amounts deducted to pay for Monthly Charges; minus

•	amounts withdrawn from the Fixed Account; minus

•	amounts used to pay transfer charges, charges to execute rights under the policy Riders; minus

•	amounts withdrawn from the Fixed Account to pay Advisory Fees; minus

•	amounts transferred from the Fixed Account to an Investment Account or to the Loan Account.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive at our Administrative Office satisfactory proof of the death of both

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Insureds. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all Beneficiaries die before the Last Surviving Insured, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See “Death Benefit—Payment Methods.”

Death Benefit Proceeds Equal:

•	the death benefit (described below); minus

•	any unpaid Monthly Charges; minus

•	any Outstanding Loan Amounts

If all or part of the Death Benefit Proceeds are paid in one sum, we will pay interest on this sum from the date of death to the date of payment as required by applicable state law.

We may further adjust the amount of the Death Benefit Proceeds under circumstances of suicide and contestability.

DEATH BENEFIT OPTIONS

You must choose in your application among three death benefit options under the Policy: Option A, Option B and Option C. Option A provides a level death benefit, while Options B and C provide increasing death benefits. We calculate the amount available under each death benefit option as of the date of the death of the Last Surviving Insured. Under any option, the length of the death benefit coverage depends upon the Policy’s Cash Surrender Value. See “Policy Lapse and Reinstatement” for further detail. Payment of any death benefit in excess of Policy Value is subject to our financial strength and claims-paying ability.

The Death Benefit under Option A is the greater of:

•	the Face Amount; and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option B is the greater of:

•	the Face Amount plus the Policy Value (determined on the date of the death of the Insured); and

•	the minimum death benefit required under the tax test you select (described below).

The Death Benefit under Option C is the greater of:

•	the Face Amount plus all of the Premiums credited to the Policy since the Issue Date (determined on the date of the death of the Insured); and

•	the minimum death benefit required under the tax test you select (described below).

Which Death Benefit Option to Choose. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B. If you prefer to have an increasing death benefit that only reflects Premium payments, you should choose Option C. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of Policy Value over time, you should choose Option A. The maximum Premium limit that can be paid into an Option B Policy is higher than for Option A. The maximum Premium limit for Option C is the same as for Option A. In addition, partial withdrawals from Option B Policies generally do not reduce the Face Amount of coverage, while partial withdrawals from Option A or Option C Policies will reduce the Face Amount of coverage. See the section entitled “Surrenders and Partial Withdrawals” for more information on how partial withdrawals affect Policy Value.

The amount of the death benefit may vary with the Policy Value.

•

Under Option A or Option C, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Face Amount (Option A) or exceeds the Face Amount plus all the Premiums credited to the Policy (Option C).

•	Under Option B, the death benefit will always vary with the Policy Value.

Choice of Tax Test. The Code requires that the Policy’s death benefit not be less than certain amounts defined in the Code. When you apply for your Policy, the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. Once the Policy is issued, you may not change the tax law test. You should consult a tax adviser as to the selection of the tax law test before applying for the Policy.

Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by, and are shown based on, Attained Age of the younger Insured at the start of the Policy Year, as follows.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 120	100%

•	For Attained Ages not shown, the percentages will decrease pro rata each year.

Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single premium factor per $1,000 of death benefit shown in the table of net single premiums in your Policy. The net single premium will vary based on each Insured’s sex (in most cases), Underwriting Class, age at issue, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single premium factors may also be affected by a Rider.

Intelligent Life Survivorship VUL Prospectus	15

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more Premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher Policy Value in relation to the death benefit options and, thereby, reduce the Net Amount at Risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, subject to certain restrictions, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the Net Amount at Risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and the change in death benefit option results in a lower maximum Premium limit. In that event, we will not permit the change in death benefit option, unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a MEC under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A change of death benefit option may have tax consequences. You should consult a tax adviser before changing death benefit options.

You can change your death benefit option starting from your first Policy anniversary while your Policy is in force. Here’s how it works:

•	You must send us an Acceptable Request to make such a change.

•

The change will become effective either on the date we approve it, if that date is a Monthly Charge date, or on the first Monthly Charge date that follows the date we approve the change. We’ll make the change before we deduct the Monthly Charge.

•	We won’t allow a change if the Monthly Charges are being waived under a Waiver of Monthly Charges Rider.

•	We will not allow any change in death benefit option that prevents the Policy from qualifying as life insurance under federal tax law.

•	We may restrict any changes from or to Option C.

•	If a change in death benefit option would cause your Policy to be classified as a modified endowment contract, we will not process the change until you tell us to in a form satisfactory to us.

•	We’ll send you a Policy endorsement after we make the change.

If you change from Option A to Option B or Option C:

Here’s what you need to know about changing from Option A to Option B or Option C:

•	The Insured must be alive.

•	We may require evidence of insurability.

Before the change, the Face Amount of the Policy can’t be less than the minimum death benefit.

•	After the change, the Face Amount can’t be less than the minimum Face Amount shown in Section 1 of the Policy.

•	We’ll decrease the Face Amount by the Policy Value, if to Option B, or accumulated Premiums paid, if to Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll decrease the Face Amount on the effective date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve asked us for, starting with the most recent requested increase. Then, we’ll reduce the initial Face Amount.

If you change from Option B or Option C to Option A:

Here’s what you need to know about changing from Option B or Option C to Option A:

•	The Insured must be alive and you must give us satisfactory evidence of insurability.

•	We’ll increase the Face Amount by the Policy Value, if from Option B, or accumulated Premiums paid, if from Option C, so that your death benefit is approximately the same on the date of the change.

•

We’ll increase the Face Amount on the effective date of the change. The underwriting class for the increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount.

If you change from Option B to Option C or Option C to Option B:

Here’s what you need to know about changing from Option B to Option C or Option C to Option B:

•	The Insured must be alive and you must give us satisfactory evidence of insurability.

•

We’ll adjust the Face Amount by the difference in Policy Value and accumulated Premiums paid so that your death benefit is approximately the same on the date of the change. A change from Option B to Option C will adjust the Face Amount by accumulated Premiums paid less Policy Value. A change from Option C to Option B will adjust the Face Amount by Policy Value less accumulated Premiums paid.

•

We’ll adjust the Face Amount on the effective date of the change. The underwriting class for any increase will be the same as it is for the most recent increase you requested. If you haven’t requested an increase, then it will be the same as it is for the Initial Face Amount. Any decrease in the Face Amount will also be on the effective

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date of the change. To do this, we’ll first reduce any increases in the Face Amount you’ve requested, starting with the most recent. Then, we’ll reduce the Initial Face Amount.

PAYMENT OF DEATH BENEFIT

Death Benefit Proceeds. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the Last Surviving Insured and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don’t choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Last Surviving Insured. If Death Benefit Proceeds are paid in a single sum, we pay interest from the date of death to the date of payment or as required by applicable state law.

Payment Methods. You can choose for your beneficiaries to receive the death benefit proceeds in a lump sum or in monthly payments. If you don’t choose a payment method, your beneficiary can choose one when he or she makes a claim.

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of an Investment Account. More detailed information concerning these payment methods is available upon request from our Administrative Office.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump sum accelerated death benefit when the Last Surviving Insured suffers from a terminal illness. A terminal illness means a state of health in which an Insured’s life expectancy is twelve months or less. We will require you to submit acceptable proof to us of the Last Surviving Insured’s terminal illness before we approve your application for the accelerated death benefit.

Subject to state variations, you may elect to accelerate all or only a portion of the death benefit. However, you may not elect to accelerate an amount that is less than 25% of the Policy death benefit or $50,000, whichever is less.

The accelerated death benefit will generally equal the requested available proceeds and reduced by:

•	one year of interest equal to the yield on a 90-day Treasury bill on the date we approve your application;

•	an administrative expense charge not to exceed $200;

•	any amounts due within the Policy’s Grace Period that are unpaid on the date we approve your application for an accelerated death benefit; and

•

any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the available accelerated proceeds to the available proceeds before the acceleration.

The accelerated death benefit will vary from state to state and may not be available in all states.

If one of the persons insured by the policy has died and the Last Surviving Insured is diagnosed with a terminal illness, this is an optional benefit and you are not obligated to exercise this option. We would not approve your application if we know that you are applying to get the death benefit to satisfy any judgments against you, to satisfy the claims of any creditor, or to apply for, receive or maintain any government sponsored benefit or entitlement, or any other form of public assistance.

If we approve your application for partial acceleration of the Policy death benefit, the unaccelerated portion of the Policy’s death benefit will remain in effect. After the payment of an accelerated death benefit, the Policy’s Face Amount, Policy Value, and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated death benefit to the available proceeds before the acceleration. The acceleration of all the Policy’s death benefit will result in the termination of the Policy.

Once approved, there is no restriction on the use of an accelerated death benefit payment.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. You should consult a tax adviser before requesting an accelerated death benefit.

Your right to receive payment under this option is subject to a number of conditions stated in your Policy. You should consult your Policy for the effects of an accelerated death benefit on incontestability and suicide.

EXTENDED MATURITY BENEFIT

With the Extended Maturity Benefit, the Policy will remain in force for the lives of both Insureds. When the younger Insured reaches age 121, the death benefit is reduced to the Policy Value. Charges will no longer be deducted from the Policy. Any loans present on the Policy at age 121 will remain on the Policy and continue to be charged interest. No additional Premium payments will be allowed, but payments towards the loan balance or interest will be allowed.

There is no charge for this benefit.

The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.

CHANGING THE FACE AMOUNT

You select the Face Amount when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the Face Amount subject to the conditions described below. We will not permit any change

Intelligent Life Survivorship VUL Prospectus	17

that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. Changing the Face Amount may have tax consequences. You should consult a tax adviser before doing so.

Increasing the Face Amount

•	You may increase the Face Amount by submitting an application and providing evidence of insurability for both Insureds satisfactory to us at our Administrative Office.

•	The minimum increase is $50,000.

•	On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be greater than or equal to the Monthly Charges then due.

•	An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that both Insureds are alive on that date.

•

You may not increase the Face Amount on or after either Insured’s Attained Age 91. Both Insureds must be alive on the date we receive your request in order to increase the Face Amount. If either Insured’s Attained Age is 76 or older, there are additional signature requirements.

•	The total Net Amount at Risk will be affected, which will increase the monthly cost of insurance charges.

•	Each increase in Face Amount will have its own Underwriting Class and cost of insurance rates.

•	We reserve the right to limit increases in the Face Amount to one increase in any 12-month period.

Decreasing the Face Amount

•	You must submit an Acceptable Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Face Amount.

•	Decreasing the Face Amount will decrease the Death Benefit Proceeds. See “Death Benefit.”

•	At least one Insured must be alive on the date we receive your request in order to decrease the Face Amount.

•	The minimum decrease is $25,000.

•	Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

•	To apply the decrease, we will first reduce any increases in the Face Amount you’ve asked for, starting with the most recent. Then we will reduce the Initial Face Amount.

•

A decrease in Face Amount generally will decrease the Net Account at Risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.

•	If a decrease in Face Amount would cause your Policy to be classified as a MEC, we will not process the decrease until you complete an Acceptable Notice with specific instructions to that effect.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your Acceptable Request, subject to the following conditions:

•	At least one of the Insureds must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

•	The Surrender will take effect and the Policy will terminate on the Business Day we receive your request.

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•	We will pay the Cash Surrender Value to you in a lump sum after we receive your Acceptable Request unless you request other arrangements.

A Surrender may have tax consequences. You should consult a tax adviser before Surrendering the Policy. See “Federal Tax Considerations.”

PARTIAL WITHDRAWALS

After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value, subject to the following conditions:

•	You must request at least $1,000.

•	The maximum partial withdrawal you may take is 90% of your Cash Surrender Value.

•	At least one of the Insureds must be alive and the Policy must be in force when you make your request.

•

You can specify the Allocation Option from which to make the partial withdrawal. Otherwise, we will deduct the amount from the Allocation Options in proportion to the Policy Value attributable to each Allocation Option before the partial withdrawal.

•

If Death Benefit Option A or Option C is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. Any decrease in Face Amount due to a partial withdrawal will reduce the Initial Face Amount and any increases in Face Amount you’ve asked for in proportion to your Face Amount before the partial withdrawal. If a partial withdrawal would cause the Face Amount to be less than the minimum Face Amount, you may either reduce the amount of the partial withdrawal or Surrender the Policy for its Cash Surrender Value. A partial cash withdrawal will not reduce the Face Amount if Death Benefit Option B is in effect.

•

We process partial withdrawals based on Unit values determined at the end of the Business Day when we receive your partial withdrawal request. We will process any partial withdrawal request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•	We will pay a partial withdrawal request within 7 days after the Business Day when we received the request.

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•	A partial withdrawal can affect the Face Amount, death benefit, and Net Amount at Risk (which is used to calculate the cost of insurance charge).

•	If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, you may either reduce the amount of the withdrawal or Surrender the Policy.

•

If a partial withdrawal would cause your Policy to be classified as a MEC under the Code, we will not process the partial withdrawal until you complete an Acceptable Notice with specific instructions to that effect.

•	There is a withdrawal charge of $20.

•	No partial withdrawals may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Partial withdrawals may have tax consequences. You should consult a tax adviser before making a partial withdrawal under the Policy. See “Federal Tax Considerations.”

TRANSFERS

You may make transfers between and among the Allocation Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

•	You must transfer at least $250, or the total value in the Allocation Option you are transferring from, if less.

•	The total amount of transfers in any Policy Year from the Fixed Account (except made pursuant to a Dollar Cost Averaging or Automatic Account Rebalancing Program) are limited as follows:

•	Any transfer from the Fixed Account may be delayed up to six months.

•	Total transfers from the Fixed Account during any Policy year cannot exceed the greater of:

•	25% of the current balance in the Fixed Account or

•	the amount transferred from the Fixed Account in the immediately preceding Policy Year.

It may take a number of years to transfer substantial value from the Fixed Account to the Investment Accounts.

•

We currently do not charge any fees on transfers. However, we reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy Year. We will deduct any transfer charge from the balance of the Allocation Option to which the amount is transferred. Transfers due to dollar cost averaging, automatic account rebalancing, loans, changes in an Investment Account’s investment policy, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing the transfer charge.

•

We consider each request to be a single transfer, regardless of the number of Allocation Options involved. If the transfer targets more than one Allocation Option, we’ll deduct any transfer charge from all the target Allocation Options in proportion to the amount transferred into each Allocation Option.

•

We process transfers based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a Business Day based on the Unit value determined at the end of the next Business Day.

•

If you don’t have enough Policy Value in an Investment Account to cover a transfer, we’ll transfer the remaining amount in that Allocation Option into the Allocation Option you are transferring to. If you are transferring to more than one Allocation Option, we will transfer the remaining amount into the Allocation Options you are transferring to in proportion to your transfer instructions.

TRANSFER POLICIES ON MARKET TIMING AND FREQUENT TRADING

There are Owners who may try to profit from transferring money back and forth among Allocation Options in an effort to “time” the market or for other reasons. As money is shifted in and out of these Allocation Options, we incur transaction costs and the Portfolios incur expenses for buying and selling securities. These costs are borne by all Owners, including long-term investors who do not generate the costs. In addition, excessive trading can interfere with efficient portfolio management and cause dilution, if traders are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities. The Policies are not intended for market timing or frequent trading.

To discourage excessive trading activity, and control certain transfer activity, the Company has adopted the following policies and procedures related to the Allocation Options.

•

We reserve the right to allow you to make only one transfer from any one Allocation Option to one or more other Allocation Options within a 90-day period. We will count as “one transfer” all transfers effected on the same Business day from any one Allocation Option to one or more other Allocation Options.

•	We reserve the right to deduct a $25 charge for the 13th and each additional transfer during a Policy year.

•

If we regard transfer activity as disruptive to a Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit an Owner’s ability to make transfers by telephone, fax or over the Internet.

•	We call it a “round trip” when you (i) transfer value into an Allocation Option and then transfer value out of the

Intelligent Life Survivorship VUL Prospectus	19

Allocation Option or (ii) transfer value out of an Allocation Option and then transfer value back into the Allocation Option within a 90-day period. If you engage in a total of two “round trips” within a 90-day period, we will no longer honor electronic transfers for you (i.e., transfers over the Internet, by telephone, or by fax) for 90 days. With regard to frequent trading, some fund families will suspend all transactions into their funds. Please review the Portfolios’ prospectuses for information regarding specific Portfolios.

•

We seek to apply our market timing and other transfer policies uniformly to all Owners and not to make exceptions with respect to these policies and procedures. This Policy is not appropriate for excessive trading. You should not invest in a Policy if you want to engage in excessive trading or market timing activity.

•	We do not include transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs when applying our Market Timing/Transfer Policies.

•	We may modify or terminate this policy and transfer privileges at any time.

Owners seeking to engage in excessive trading may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage excessive trading, there is no guarantee that the Company or its agents will be able to identify all such traders or curtail their trading practices. If we do not identify or curtail excessive traders, there could be dilution in the value of Units held by long-term Owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolios.

Additionally, the Portfolios may have their own policies and procedures to deter market timing and excessive trading of their respective shares, which may include, but are not limited to, trading restrictions and prohibitions, and redemption and other fees. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply them. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy owners who violate the market timing and excessive trading policies established by the Portfolio. Please see the Portfolios’ prospectuses for more information on their market timing and excessive trading policies and procedures.

In addition, some Portfolios may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase). The Portfolios determine the amount of the redemption charge and the charge is retained by or paid to the Portfolio and not by the Company. The redemption charge may affect the number and value of accumulation units transferred out of the Investment Account that invests in that Portfolio and, therefore, may affect the Investment Account value. We reserve the right to administer and collect any such redemption fees from your Policy Value on behalf of the Portfolios.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with Acceptable Notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the Fixed Account or the Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the Fixed Account or the Money Market Account to your designated “target Allocation Options” in the percentages selected. You may have multiple target Allocation Options. If you do not select an Allocation Option from which automatic transfers are to occur, we will use the Money Market Account.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of an Acceptable Request. In states that require us to refund payments made during the Right to Cancel Period, the first transfer will be made on the first Monthly Charge Date after the later of the end of the Right to Cancel Period, or our receipt of an Acceptable Request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the preceding Business Day.

We reserve the right to allow you to start only one dollar cost averaging program in any Policy Year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.

Dollar cost averaging will end if we receive an Acceptable Request to cancel the participation, the value of the Fixed Account or the Money Market Account is insufficient to make the transfer, or the specified number of transfers has been completed. We reserve the right to terminate the dollar cost averaging program.

20	Prospectus Intelligent Life Survivorship VUL

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with Acceptable Notice. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Allocation Options. You direct us to readjust your allocations on a monthly, quarterly, semiannual or annual basis.

Under current administrative practices we allow you to start only one automatic account rebalancing program in any Policy Year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated. Automatic account rebalancing will end if we receive an Acceptable Request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program.

LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. Once you have a loan outstanding, you may submit additional Acceptable Requests to increase the amount of the loan up to the maximum percentage set forth below. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax adviser before taking a loan under the Policy or secured by the Policy. See “Federal Tax Considerations.”

LOAN CONDITIONS:

•	The minimum loan you may take is $1,000.

•	The maximum loan you may take, including any existing indebtedness, is 90% of the Policy Value.

•

The loan or any subsequent increase to a loan will be effective (i.e., amounts are transferred to the Loan Account and the loan begins to accrue interest) as of the end of the Business Day we receive your request.

•	Loans may not be taken in the Right to Cancel Period.

•	At least one of the Insureds must be alive.

To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Allocation Options. If you do not specify any particular Allocation Option, we will transfer the loan amount on a pro rata basis from all of your Allocation Options. Such amount will remain in the Loan Account until you repay the Policy loan.

We charge you interest on your loan (“charged interest rate”) in arrears at an annual interest rate of 5.00%. Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then-current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount equal to the unpaid interest to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amount as of the date on which charged interest is due and payable.

For Policy loans outstanding in Policy Years 1-10, we credit interest on amounts in the Loan Account (“earned interest rate”) at an annual interest rate of 4.35%. If a Policy loan is outstanding in Policy Years 11 and thereafter, we will credit interest in the Loan Account at a current annual interest rate of 4.80%. Due to the reduced loan interest spread after Policy Year 10, the tax consequences associated with loans outstanding after that point on a Policy that is not a modified endowment contract are unclear and you should consult a tax adviser about the consequences.

We transfer earned and charged loan interest to or from the Allocation Options (per your instructions or pro rata to or from each of your Allocation Options) and recalculate collateral: (a) when loan interest is paid; (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Cash Surrender Value is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

•

You may repay all or part of your Outstanding Loan Amounts at any time while either Insured is alive and the Policy is in force. The minimum Policy loan repayment is $100, or the total Outstanding Loan Amount, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Allocation Options in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

•	While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments.

•	We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Last Surviving Insured.

•

If your Outstanding Loan Amounts cause the Cash Surrender Value on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period, unless your Policy has an Overloan Protection Endorsement in effect and the Outstanding Loan Amounts are less than the Endorsement’s overloan limit that may vary by attained age, gender, and underwriting class. See “Policy Lapse and Reinstatement” and “Riders and Endorsements—Overloan Protection Endorsement.”

•	We normally pay the amount of the loan within 7 days after we receive an Acceptable Request for a loan. We may postpone payment of loans under certain circumstances, such as when the New York Stock

Intelligent Life Survivorship VUL Prospectus	21

Exchange is uncustomarily closed or restricted for trading or the SEC determines that an emergency exists that affects our ability to value or dispose of a Portfolio’s shares. Please see the section entitled “Delays in Payments” in the Statement of Additional Information for more information on such deferrals.

•	No loans may be taken or repaid after a Policy becomes Overloaned. See the section entitled “Riders and Endorsements.”

Effect of Policy Loans. A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value, and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the Fixed Account are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), the loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a Policy loan. The lapse of a Policy with loans outstanding may have tax consequences. See “Federal Tax Considerations.”

INTERNET AND TELEPHONE REQUESTS

You can use the TIAA-CREF Web Center’s account access feature to check your Allocation Option value and current allocation percentages, and make transfers. You will be asked to enter your contract number and the last four digits of your Social Security number. You will be led through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

To speak with a customer service representative and make requests related to your Policy or to obtain more information, you can call the Administrative Office at 877-694-0305.

Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

You should protect your contract number and Social Security number, because automated transaction options will be available to anyone who provides your contract number and Social Security number. We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy will enter a Grace Period and possibly Lapse when the Cash Surrender Value is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits.

Your Policy will not Lapse if you make a payment before the end of the Grace Period that is equal to any unpaid charges plus three current Monthly Charge deductions.

If your Policy enters a Grace Period, we will notify you by mail regarding the necessary payment amount and final payment date to prevent Lapse. If the Last Surviving Insured dies during the Grace Period, we will pay the Death Benefit Proceeds.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while one of the Insureds is alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

•	An Acceptable Notice requesting reinstatement;

•	Evidence of insurability we deem satisfactory;

•	Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

•

Payment of an amount that is sufficient to make your Cash Surrender Value positive, with any unpaid Monthly Charges on the date of Lapse accruing interest, in most states, at an annual effective rate of 6% from the date of

22	Prospectus Intelligent Life Survivorship VUL

Lapse to the date of reinstatement, plus payment of an amount equal to three current Monthly Charge deductions.

If only one person insured by the policy is living, you can’t reinstate the policy if the other person died while the policy wasn’t in force.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will increase by the amounts paid at reinstatement less any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium Tax Charge.

THE COMPANY AND THE FIXED ACCOUNT

TIAA-CREF LIFE INSURANCE COMPANY

We are a stock life insurance company located at 730 Third Avenue, New York, New York 10017-3206.

THE FIXED ACCOUNT

The Fixed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account’s assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed Account value will not share in the investment performance of our general account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate. Any amounts in the Fixed Account are subject to our financial strength and claims-paying ability.

We have not registered the Fixed Account with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

The Separate Account is established under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. The assets in the Separate Account are kept separate from our general account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our general account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Before investing, carefully read the Portfolios’ prospectuses that accompany this prospectus. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers.

In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Policy. Statements of Additional Information for each Portfolio are available upon request.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates)

Intelligent Life Survivorship VUL Prospectus	23

incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Portfolio assets. Policy owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio, and currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies.

Certain service providers to the Portfolios may make payments to reimburse the Company, TPIS and/or their affiliates for the costs of printing and distributing to Owners shareholder reports and other materials relating to the Portfolios.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. (See “Annual Portfolio Operating Expenses”.) Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Policies. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and ability to make payments to us as described above. We may, subject to any applicable law, make certain changes to the Investment Accounts offered in your contract. We may offer new Investment Accounts or stop offering existing Investment Accounts. New Investment Accounts may be made available to existing contract owners and Investment Accounts may be closed to new or subsequent Premium Payments, transfers or allocations. In addition, we may also liquidate the shares of any Investment Account, substitute the shares of one Portfolio held by an Investment Account for another and/or merge Investment Accounts or cooperate in a merger of Portfolios. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval. The Portfolios may also undergo changes, such as changes in investment policies, or reorganizations or liquidations, in which case the Portfolios you choose may have different characteristics or your Policy Value could end up allocated to a different Portfolio. You will be notified about this type of change.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

Portfolio Investment Managers and Investment Objectives

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Bond Fund	Teachers Advisors, Inc.	Seeks as favorable a long-term return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.
TIAA-CREF Life Growth Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.
TIAA-CREF Life Growth & Income Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return through both capital appreciation and investment income primarily from income-producing equity securities.
TIAA-CREF Life International Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.
TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, Inc.	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.
TIAA-CREF Life Money Market Fund[1]	Teachers Advisors, Inc.	Seeks high current income consistent with maintaining liquidity and preserving capital.

24	Prospectus Intelligent Life Survivorship VUL

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, Inc.	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.
TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.
TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.
TIAA-CREF Life Stock Index Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.
Calamos Growth and Income Portfolio	Calamos Advisors LLC	Seeks high long-term total return through growth and current income.
Credit Suisse Trust—Commodity Return Strategy Portfolio	Credit Suisse Asset Management, LLC	Seeks total return.
Credit Suisse Trust—International Equity Flex II Portfolio	Credit Suisse Asset Management, LLC	Seeks long-term growth of capital.
Credit Suisse Trust—U.S. Equity Flex I Portfolio	Credit Suisse Asset Management, LLC	Seeks capital growth.
Delaware VIP Diversified Income Series—Standard Class	Delaware Management Company	Seeks maximum long-term total return consistent with reasonable risk.
Delaware VIP International Value Equity Series—Standard Class	Delaware Management Company	Seeks to provide long-term growth without undue risk to principal.
Delaware VIP Small Cap Value Series—Standard Class	Delaware Management Company	Seeks capital appreciation.
Franklin Income Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks to maximize income while maintaining prospects for capital appreciation.
Franklin Small-Mid Cap Growth Securities Fund—Class 1	Franklin Advisers, Inc.	Seeks long-term capital growth.
Mutual Shares Securities Fund—Class 1	Franklin Mutual Advisers, LLC	Seeks capital appreciation with income as a secondary goal.
Templeton Developing Markets Securities Fund—Class 1	Templeton Asset Management Ltd.	Seeks long-term capital appreciation.
Janus Aspen Forty Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long-term growth of capital.
Janus Aspen Overseas Portfolio—Institutional Shares	Janus Capital Management LLC	Seeks long term growth of capital.
Janus Aspen Perkins Mid Cap Value Portfolio—Institutional Shares	Janus Capital Management LLC Perkins Investment Management LLC (formerly named Perkins, Wolf, McDonnell and Company, LLC) (sub-adviser)	Seeks capital appreciation.
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares	Janus Capital Management LLC INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC (“INTECH”) (sub-adviser)	Seeks long-term growth of capital.
Jennison 20/20 Focus Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.
Natural Resources Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.
Value Portfolio—Class II	Prudential Investments, LLC Jennison Associates LLC (sub-adviser)	Seeks capital appreciation.

Intelligent Life Survivorship VUL Prospectus	25

Portfolio	Investment Manager	Investment Objective
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor) (Formerly Salomon Brothers Asset Management Inc.)	Seeks capital appreciation.
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Western Asset Management Company (sub-advisor) (Formerly Salomon Brothers Asset Management Inc.)	Seeks to maximize total return, consistent with the preservation of capital.
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Advisors, LLC (sub-advisor) (Formerly Salomon Brothers Asset Management Inc.)	Seeks long-term growth of capital.
MFS Growth Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Investors Growth Stock Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.
MFS Utilities Series—Initial Class	Massachusetts Financial Services Company	Seeks total return.
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	Neuberger Berman Management Inc. Neuberger Berman, LLC (sub-adviser)	Seeks growth of capital.
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	Neuberger Berman Management Inc. Neuberger Berman, LLC (sub-adviser)	Seeks growth of capital.
PIMCO VIT All Asset Portfolio—Institutional Class	Pacific Investment Management Company LLC Research Affiliates, LLC (sub-adviser)	Seeks maximum real return, consistent with preservation of real capital and prudent investment managements.
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PVC Equity Income Account—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide a relatively high level of current income and long-term growth of income and capital.
PVC MidCap Stock Account—Class 1	Principal Management Corporation Edge Asset Management, Inc. (sub-advisor)	Seeks to provide long-term capital appreciation.
Royce Capital Fund Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital.
Royce Capital Fund Small-Cap Portfolio—Investment Class	Royce & Associates, LLC	Seeks long-term growth of capital.
Wanger International	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation.
Wanger Select	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation.
Wanger USA	Columbia Wanger Asset Management, L.P.	Seeks long-term capital appreciation.

[1]

There is no assurance that this Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based insurance charges, the yield on this Investment Account may become low and possibly negative.

Note that the accompanying prospectuses for the Portfolios provide information for other portfolios that are not available through the Policies. When you consult the accompanying prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

The Portfolios or their managers have advised us that these Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios that are sold directly to the public, which may have similar or nearly identical names. However, the investment objectives and policies of certain Portfolios available under the Policy may be very similar to the investment objectives and policies of other funds that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name.

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Please read the accompanying prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or series thereof or any other investment permitted by law;

•	changing the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

•	modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

•	making any other necessary technical changes in the Policy in order to conform with any action we are permitted to take; and

•	adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Allocation Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the SEC. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

•	another Investment Account; or

•	the Fixed Account.

To effect such transfers, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct any applicable transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios offered in connection with your contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when a Portfolio informs us on a timely basis that a shareholder meeting will be held, we will give you the right to instruct us how to vote the shares attributable to your Policy. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Policies. Please note that the effect of proportional voting is that a small number of Owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume. Charges and deductions allow us to provide you services, but have the effect of reducing your Policy Value and death benefits.

We may waive, reduce, or vary any Policy charges under circumstances in which our expenses are expected to be lower. The amount of the variations and the conditions under which we grant them may change from time to time. These variations generally reflect cost savings over time that we anticipate for Policies sold under certain circumstances, including when Policies are sold to a group or sponsored arrangement.

Services and Benefits We Provide:

•	the death benefit, cash, and loan benefits under the Policy;

•	Allocation Options, including Premium allocation;

•	administration of elective options; and

•	the distribution of reports to Owners.

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Costs and Expenses We Incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders);

•	overhead and other expenses for providing services and benefits;

•	sales and marketing expenses; and

•

other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local income, premium, and other taxes and fees.

Risks We Assume:

•	that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insureds die sooner than we estimate;

•	that the cost of providing the services and benefits under the Policies exceed the charges we deduct and

•	that our investment returns in the general account will be less than the interest rate credited in the Fixed Account.

PREMIUM TAX CHARGE

Prior to allocation of Premium, we deduct a specific Premium Tax Charge from each Premium to compensate us for certain taxes applicable to the state of contract issue and credit the remaining amount (the Net Premium) according to your allocation instructions. Premium Tax Charges vary from state to state and can range from 0.00% to 3.50%.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and administrative expenses and for the Policy’s insurance coverage, including Rider benefits, if any. We will make deductions from the Fixed Account, and then, if not available, each Investment Account on a pro rata basis (i.e., in the same proportion that the value in each Investment Account bears to the Cash Surrender Value prior to the deduction). Alternatively, we will make deductions from specific Investment Accounts and/or the Fixed Account based upon your instructions. If an Allocation Option you have specified no longer has any value from which to deduct the Monthly Charge, then we will deduct the Monthly Charge allocated to this Allocation Option pro rata from the other Allocation Options you have specified, unless you provide us with new instructions. If no Allocation Options you have specified have any value, then we will deduct the Monthly Charge from all of your other Allocation Options that still have value on a pro rata basis, unless you provide us with new instructions. Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has two components:

•	the monthly cost of insurance charge; and

•	charges for any Riders (as specified in the applicable Rider).

Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for providing the death benefit. We may use part of the monthly cost of insurance charge to recover sales and promotional expenses arising from the issuance of the Policy. In some states, the cost of insurance charge may be divided into a cost of insurance charge and a common risk expense charge.

The charge depends on a number of variables (including Issue Ages, Underwriting Classes, Policy Year, Policy Value, death benefit option, Face Amount, and, in most states, sex) that would cause it to vary from Policy to Policy and from Monthly Charge Date to Monthly Charge Date.

The cost of insurance charge is equal to:

•	the monthly cost of insurance rate; multiplied by

•	the Net Amount at Risk for your Policy on the Monthly Charge Date.

The Net Amount at Risk is equal to:

•	the death benefit on the Monthly Charge Date divided by 1.00246627; minus

•	the Policy Value on the Monthly Charge Date.

The Monthly Charge for any Rider may be calculated either before or after the monthly cost of insurance charge. Any Rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that Rider.

We calculate the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If we approve an increase in your Policy’s Face Amount, then a different Underwriting Class and a different cost of insurance rate may apply to the increase, based on each Insured’s circumstances at the time of the increase.

We also calculate the Net Amount at Risk separately for the Initial Face Amount and for any increase in Face Amount. In determining each Net Amount at Risk, we allocate the Policy Value among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. The Net Amount at Risk is affected by investment performance, loans, payment of Premiums, charges, the death benefit option, partial withdrawals, and changes in Face Amount.

Cost of Insurance Rates. We base the cost of insurance rates on both Insureds’ Underwriting Classes, Issue Ages,

28	Prospectus Intelligent Life Survivorship VUL

Face Amount, death benefit option, number of full years insurance has been in force, and, in most states, sex. The rates do not change upon the first death. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Table, Age Last Birthday, Smoker or Nonsmoker or Smoker-Aggregate, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or Policies with flat or temporary extra mortality charges. For Policies issued in states which require “unisex” policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on an Insured’s Attained Age, Underwriting Class, Policy Year and a blend of the 2001 Commissioners Standard Ordinary Mortality Table for Males and Females. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same sex, Underwriting Class, Issue Age, Face Amount, death benefit option, and number of full years insurance has been in force.

Underwriting Class. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

•

In an otherwise identical Policy, an Insured in the preferred plus or preferred class will have a lower cost of insurance rate than an Insured in a select class, and an Insured in a select class will have a lower cost of insurance rate than an Insured in a substandard class.

•

Juveniles will be classified using a blended standard tobacco and non-tobacco “unismoke” rate. This “unismoke” rate will be in force for the life of the Policy, even once the Insured reaches Attained Age 18.

•	Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Underwriting Class.

Charges for Riders. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by Rider.

SURRENDER CHARGES

We do not deduct any Surrender charges if you Surrender the Policy.

PARTIAL WITHDRAWAL CHARGES

We will deduct $20 for a partial withdrawal.

DAILY CHARGES

We deduct daily charges from each Investment Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur.

The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the charges we set in the Policy. Currently, we deduct this mortality and expense charge daily at the following annual rates:

•	0.95% if the value of Units in all Investment Accounts is less than $100,000;

•	0.65% if the value of Units in all Investment Accounts is from $100,000 to $500,000; and

•	0.35% if the value of Units in all Investment Accounts is over $500,000.

•	In Policy Years 21 and later, the annual rate is 0.35% regardless of the value of Units in all Investment Accounts.

The annual rate shall be determined for a Policy month by the value of Units in the Investment Accounts as of the previous Monthly Charge Date.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various Allocation Options and Investment Accounts each Policy Year with no additional charge.

•	We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

•	For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Allocation Options affected by the transfer.

•	We deduct the transfer charge from the Allocation Option to which a transfer was most recently made.

•

Transfers due to dollar cost averaging, automatic account rebalancing, loans, or the initial reallocation from the Money Market Account do not count as transfers for the purpose of assessing any transfer charge.

ACCELERATED DEATH BENEFIT FEE

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, the benefit you receive equals your selected amount of accelerated death benefit minus unpaid Policy expenses, minus Outstanding Loan Amounts, minus one year of interest (equal to the yield on a 90-day Treasury bill on the date we approve your application for this benefit) and minus an administrative expense charge not to exceed $200. For more information on accelerated death benefits, see “Death Benefit—Accelerated Death Benefit.”

LOAN INTEREST CHARGE

We charge you interest in arrears (the “charged interest rate”) on a loan at an interest rate of 5%. We also credit

Intelligent Life Survivorship VUL Prospectus	29

interest on amounts in the Loan Account (the “earned interest rate”) at a fixed annual earned interest rate of 4.35% for Policy Years 1-10. For Policy Years 11 and thereafter, we will credit interest on amounts in the Loan Account at a current annual earned interest rate of 4.80%. Due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

PORTFOLIO EXPENSES

Each Investment Account purchases shares of the corresponding Portfolio at net asset value. The Portfolios deduct management fees and other expenses from their assets. The value of the net assets of each Investment Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. Portfolio expenses are paid by each portfolio before TIAA-CREF Life is provided with the Portfolio’s net asset value. TIAA-CREF Life then deducts Separate Account charges from the corresponding Investment Account. Portfolio expenses may change periodically. For further information, consult the Portfolios’ prospectuses.

ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, Advisory Fees may be deducted each quarter from specified Allocation Options to compensate an adviser for any management of your Policy. The fees may be deducted from the Fixed Account and/or all of the Investment Accounts (except the Loan Account) in proportion to the Policy Value in each Allocation Option (pro rata) or they can be deducted from designated Investment Accounts as specified by you. These fees may be considered withdrawals from the Policy for tax purposes. Please see “Federal Tax Considerations” below and consult with your personal tax adviser. These fees will go to individual registered investment advisers who are not affiliated with the Separate Account or the Company. These fees are not the investment advisory fees paid by the underlying Portfolios. No charges will be assessed by us for the withdrawal of these fees and the face amount will not be reduced by the amount of these fees.

FEDERAL TAX CONSIDERATIONS

Introduction. The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk), and there is therefore more uncertainty as to those contracts. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Policies do not give Owners investment control over Separate Account assets. We reserve the right to modify the Policies should such a modification become necessary to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

Changes to Comply with the Law. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

•	make changes to your Policy or its Riders; or

•	make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected Policies.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

In General. We believe that Death Benefit Proceeds under a Policy generally are excludable from the gross income of the Beneficiary for federal income tax purposes.

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Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. (The tax consequences associated with keeping a Policy in force after the younger Insured reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a MEC.

Modified Endowment Contracts (MEC). Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the Premiums we receive are greater than the “seven-pay limit” as determined under Section 7702A of the Code. The “seven-pay limit” means that, during the first seven years of the Policy, the sum of the actual Premiums paid may not exceed the sum of the “seven-pay premiums.” Generally, the “seven-pay premium” is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. See the section entitled “Premiums—Premium Limitations” for an example of how the “seven-pay limit” would work. Under this test, a Policy may or may not be a MEC, depending on the amount of Premiums paid during each of the Policy’s first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits during the first seven contract years may cause the Policy to be classified as a MEC. Moreover, if there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be restated as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A Policy that is acquired in exchange for a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a competent tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the contract year in which the Policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

Multiple Policies. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than Death Benefit Proceeds, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above.

•

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

You should consult a tax adviser to determine if you may be subject to the 10% penalty tax on any distribution or loan that you receive under the Policy.

Distributions Other Than Death Benefits From Policies That Are Not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner’s investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, due to the reduced loan interest spread, the tax consequences associated with loans outstanding after Policy Year 10 are unclear and a tax adviser should be consulted about these consequences.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10% additional income tax.

Intelligent Life Survivorship VUL Prospectus	31

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free. The amount of charges that pay for the disability waiver of charges rider will reduce the investment in the contract. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Overloan Protection Endorsement. If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

Withholding. Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies us of that election. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Life Insurance Purchases by Residents of Puerto Rico. Income received by residents of Puerto Rico under a Policy will be U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Owners who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner’s country of citizenship or residence. Prospective purchasers who are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Section 1035 Exchanges. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or an endowment contract. Contracts subject to tax rules in effect prior to certain legislative changes are likely to be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of

32	Prospectus Intelligent Life Survivorship VUL

personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust, or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to this tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Last Surviving Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Last Surviving Insured owned the Policy. If the Owner was not the Last Surviving Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Last Surviving Insured’s estate if the Last Surviving Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state, and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping, and other taxes.

A tax adviser should be consulted about these consequences.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift, and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your Beneficiaries under all possible scenarios.

Accelerated Death Benefits. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

Possible Tax Law Changes. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current federal income tax law, as a life insurance company we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes we may incur.

Intelligent Life Survivorship VUL Prospectus	33

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected Policies.

RIDERS AND ENDORSEMENTS

Riders offer supplemental benefits under the Policy. Most Riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for Riders from the Policy Value as part of the Monthly Charge. Riders provide fixed benefits that do not vary with the investment performance of the Separate Account. Riders may not be available in all states. Please contact us for additional information.

Policy Split Rider. This rider allows the Owner to exchange the Policy for a new individual life insurance Policy on the life of each person insured by the Policy without evidence of insurability. Both people insured by the Policy must be living. There is no charge for this rider.

The Owner can apply for an exchange when one of the following happens:

•	the two people insured by the Policy get divorced. The marriage must be dissolved by a final divorce decree issued by a court of competent jurisdiction.

•	a partnership between the two people or a corporation with only two shareholders insured by the Policy, who are not married to each other, dissolves.

The Policy and this option must be in force and the Policy must have a positive cash surrender value on the date of the exchange.

The new policies will be effective starting on the date of the exchange. Each new Policy will be based on the gender, age and most recent underwriting class of each person insured by the Policy on the date of the exchange. We’ll issue each new Policy as a single life flexible premium variable universal life insurance policy then available from us.

The face amount of each new Policy will be equal to half of the current face amount of the Policy. The death benefit option of each new policy will be the same as for the Policy.

We’ll deduct any outstanding loan amount for the Policy from your value. We’ll then transfer the remaining Policy Value equally to each new Policy on the date of the exchange.

The coverage under this option will end on the date the owner ends or surrenders the Policy.

Estate Transfer Protection Rider. This rider provides an additional death benefit until four years after the death of the first Insured to die. The additional death benefit is equal to the chosen Protection Percentage of the death benefit of the Policy. The death benefit of this rider will automatically increase or decrease in direct proportion with the death benefit of the Policy. You can add this rider to the Policy while both Insureds are living by submitting an application and providing evidence of insurability satisfactory to us.

We’ll pay this death benefit when we receive satisfactory proof that the Last Surviving Insured by the Policy died before this rider’s expiration, provided the Policy and this rider are in force. This rider doesn’t have any Policy Value, and we don’t use it to calculate how much can be borrowed from the Policy. Charges for this rider, however, will affect the Policy Value and how much can borrowed. We’ll deduct these charges only while this rider is in force.

The cost of insurance charge for this rider is part of the monthly charge for the Policy. These charges are deducted from the Policy Value while the rider is in force. We calculate it on each monthly charge date after we calculate the cost of insurance charge for the Policy. While this rider is in force, the Owner may elect to change the Protection Percentage by providing us a written request. The Protection Percentage will be in whole numbers. It may be of a limited number of choices then offered by us. If it is a reduction in the Protection Percentage, that reduction will be effective on the next monthly anniversary date following our receipt of the request. If it is an increase in Protection Percentage, it will require evidence of insurability and only become effective if approved by us on the next monthly charge date following our approval.

The coverage under this rider will end on one of the following dates, whichever occurs earlier:

•	four years after we receive written notification of the death of the first Insured to die, and

•	the date we receive at our administrative office a written request to us to end this rider.

However, in no event will the rider continue beyond whichever of the following occurs first:

•	the date of death of the Last Surviving Insured,

•	the date the grace period of the Policy ends and the Owner has not made the payment that is needed, or

•	the date the Owner ends or surrenders the Policy.

Institutional Charitable Benefit Rider. This Rider provides that an amount equal to 1.00% of the Face Amount of a Policy will be paid to an Eligible Institution of higher learning or a research institution whose primary purpose is pursuing scientific or medical research designated by you upon the death of the Last Surviving Insured. This amount is in addition to the full Death Benefit Proceeds of the Policy and will be paid by us; there will be no deduction from the Death Benefit Proceeds to pay this amount.

The Owner may only elect this Rider before the Issue Date of the Policy. Once the Rider is elected, the Owner may change the designated Eligible Institution of higher learning or research institution by submitting an Acceptable Request. The Owner may terminate this Rider at any time by submitting an Acceptable Request.

There is no charge for this Rider.

The Institutional Charitable Benefit may have tax consequences.

34	Prospectus Intelligent Life Survivorship VUL

Overloan Protection Endorsement. This endorsement guarantees the Policy will not lapse if it ever becomes overloaned. The Policy becomes overloaned on the first monthly charge date that all of the following conditions are satisfied.

•	The Policy has been in force for at least ten years.

•	The attained age of the younger Insured is at least 65.

•	Either the Policy tax test is the Cash Value Accumulation test, or the policy tax basis is zero.

•

The outstanding loan divided by the Policy Value exceeds an overloan Limit that may vary by attained age, gender, and underwriting class. The Owner’s Policy overloan limit is stated in the Endorsement issued on the Policy.

Example: For a $1,000,000 face amount policy with the Overloan Protection Endorsement issued to male and female insureds age 55 with preferred underwriting classes, the overloan limit in the 11th Policy Year is 97% of the Policy Value. If the Outstanding Loan Amount exceeds 97% of the Policy Value on a Monthly Charge Date in the 11th Policy Year, and the other endorsement conditions are satisfied, the Policy will become overloaned on that Monthly Charge Date and the benefits and terms of the endorsement will apply. This example illustrates how the Overloan Protection Endorsement operates and may represent the terms of your Policy.

After the Policy becomes overloaned, no premiums may be paid, no withdrawals may be taken, no loans may be taken or repaid, and no advisory fees will be deducted. The death benefit will be the minimum death benefit required for your Policy to be in compliance with federal tax law. Please see the section entitled “Death Benefit” for more information on the minimum death benefit. If the Policy tax test is the Guideline Premium Test, no monthly charges will be deducted. If the Policy tax test is the Cash Value Accumulation test, monthly charges will be deducted so the Policy should qualify as life insurance under federal tax law. However, any deductions that cannot be paid from the cash surrender value will not cause the Policy to lapse and will not offset death benefit proceeds.

There is no monthly charge to add this endorsement to the Policy. However, if this Policy changes to overloaned status, at that time the Policy Value will be reduced to equal the outstanding loan and moved to a fixed interest account. Policy Value cannot be transferred out of this account and will receive an annual effective crediting rate of 3.00%. Policy loan interest will continue to accrue at the same 3.00% rate.

While this endorsement is attached to the Policy, the maximum loan value of the Policy cannot exceed the Policy Value multiplied by the overloan limit.

If you are contemplating the purchase of the Policy with the Overloan Protection Endorsement, you should be aware that the tax consequences of the Overloan Protection Endorsement have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Endorsement causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Endorsement.

SALE OF THE POLICY

The Policy is offered continuously by Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TPIS is considered the “principal underwriter” of interests in the Policy. Anyone distributing the Policy must be a registered representative of TPIS or an affiliate of TPIS like TIAA-CREF Individual and Institutional Services, LLC (“Services”), whose main offices are at 730 Third Avenue, New York, New York 10017-3206, or must have entered into an agreement with TPIS or Services to distribute the Policy. Although advisory fees may be paid to unaffiliated advisers in connection with the Policies, no sales commissions are paid in connection with the distribution of the Policies. Although the Company will pay TPIS a fee from its general account assets, this fee will include amounts derived from the Policy’s mortality and expense risk charge.

Any issues related to the servicing or administration of the Policy should be directed to the Administrative Office at 877 694-0305. Written customer complaints should be mailed to the Administrative Office.

ADDITIONAL INFORMATION

DELAYS IN PAYMENTS

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan or payments under a payment method within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death. However, we can postpone these payments if:

•

the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; or

•

an emergency exists, as a result of which the Securities and Exchange Commission determines that (A) the disposal of shares in an Investment Account’s corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account’s corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the Securities and Exchange Commission; or

Intelligent Life Survivorship VUL Prospectus	35

•

you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the Fixed Account that is to be applied to pay required Premiums on other policies in force with us. (We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any Fixed Account payment for 30 days or more. This annual rate will be the same rate as the Fixed Account’s guaranteed crediting rate. Interest must equal $25 or more before it will accrue or be paid.)

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept a Premium or any request for transfers, partial withdrawals, Surrenders, loans, or Death Benefit Proceeds, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Notwithstanding any state variations, all material rights and obligations under the Policy are described in the prospectus. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges, but do not deduct charges for any Riders.

LEGAL PROCEEDINGS

None of the Separate Account, the Company nor TPIS, is involved in any legal action or any pending or threatened lawsuits that it believes will have a materially adverse impact on it or on the Separate Account.

We intend to rely on the exemptions provided by Rule 12h-7 under the Securities Exchange Act of 1934 (the “1934 Act”) to the extent the requirement to file financial reports under the 1934 Act is determined to be applicable to depositors of variable contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements for the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

GLOSSARY

Acceptable Notice or Request  The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your Policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

Administrative Office  The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 877 694-0305.

Advisory Fee  An amount that is withdrawn from the Policy Value to pay a registered investment adviser who has an agreement with you. This fee is not charged by the Separate Account or the Company and does not refer to any investment advisory fees paid by the Portfolios underlying the Allocation Options. A withdrawal to pay Advisory Fees (like any other partial withdrawal) may have tax consequences. A tax adviser should be consulted about these consequences.

Allocation Options  The options you can choose from when you’re allocating Net Premiums under the Policy. The Allocation Options for the Policy include the Investment Accounts and the Fixed Account.

Attained Age  A person’s age on the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase “Attained Age” by one year on each Policy Anniversary.

Beneficiary  The person(s) you select to receive the Death Benefit Proceeds from the Policy.

Business Day  Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM

36	Prospectus Intelligent Life Survivorship VUL

Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we’ll process it as of the end of the next Business Day. Certain restrictions may apply with respect to particular Portfolios.

Cash Surrender Value  The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

Cash Value Accumulation Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Code  The Internal Revenue Code of 1986, as amended, and its related rules and regulations or its successor statute.

Company (We, Us, Our)  TIAA-CREF Life Insurance Company.

Death Benefit Proceeds  The amount we pay to your Beneficiaries when we receive satisfactory proof of the death of both Insureds. The amount equals the death benefit under the death benefit option you’ve chosen, minus any Outstanding Loan Amount and any overdue Monthly Charges.

Eligible Institution  An eligible institution of higher learning is generally any accredited postsecondary educational institution in the United States offering credit towards a bachelor’s degree, an associate’s degree, a graduate level or professional degree, or another recognized postsecondary credential, or that is eligible to participate in federal financial aid programs.

Face Amount  The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, and partial withdrawals. The Face Amount is a factor in determining the death benefit and certain charges.

Final Policy Date  The date the younger Insured reaches Attained Age 121. After the Final Policy Date, the death benefit will equal the Policy Value, we will not accept any additional Premiums, and we will not deduct Monthly Charges.

Fixed Account  An Allocation Option supported by our general account. Policy Value allocated to the Fixed Account earns at least 3% annual interest.

Grace Period  The period after which a Policy will Lapse if you do not make a sufficient payment. The Grace Period is 61 days.

Guideline Premium Test  One of the two alternative tests under the Code to analyze whether a Policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

Initial Face Amount  The Face Amount on the Issue Date.

Insured  A person whose life is insured by the Policy.

Investment Accounts  Each Investment Account is a sub-account of the Separate Account and invests its assets in shares of a corresponding Portfolio.

Issue Age  An Insured’s age as of his or her last birthday on or prior to the Policy Date.

Issue Date  The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

Lapse  When your Policy terminates without value after a Grace Period. You may reinstate a Lapsed Policy, subject to certain conditions.

Last Surviving Insured  The Last Surviving Insured to die under a Policy.

Loan Account  The account within our general account to which we transfer Policy Value from the Allocation Options as collateral when you take out a Policy loan.

MEC  A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn’t receive the same tax advantages as other life insurance policies.

Monthly Charge  This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the policy fee, cost of insurance charge and charges for any Riders.

Monthly Charge Date  The day we deduct the Monthly Charge from your Policy Value. It’s the same date of each calendar month as the Policy Date, or it’s the last day of the month if that comes first.

Net Amount at Risk  The Net Amount at Risk is equal to the death benefit on the Monthly Charge Date divided by 1.00246627; minus the Policy Value on the Monthly Charge Date.

Net Premium  The portion of a Premium payment allocated to the Allocation Options. It equals the Premium less the Premium Tax Charge.

Outstanding Loan Amount  The amount in the Loan Account plus any unpaid and accrued interest you owe.

Owner (You, Your)  The person or entity with an interest or title to the Policy.

Policy  A legal life insurance contract between the Owner and TIAA-CREF Life Insurance Company.

Policy Anniversary  The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

Policy Date  The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed owner.

Policy Value  The sum of your Policy’s values in the Investment Accounts, the Fixed Account, and the Loan Account.

Intelligent Life Survivorship VUL Prospectus	37

Policy Year  A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio  An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Policy allows you to indirectly invest in series of investment companies that are listed on the front page of this prospectus.

Premiums  All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

Premium Tax Charge  A charge deducted from each Premium payment to reimburse us for state premium tax costs. This Premium Tax Charge is based on the state of issue and will remain fixed throughout the life of your Policy.

Rider  An amendment, addition, benefit or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy’s coverage. A Rider that is added to the Policy becomes part of the Policy.

Right to Cancel Period  The period shown on your Policy’s cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

Separate Account  TIAA-CREF Life Separate Account, VLI-1. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio.

Surrender  To cancel the Policy by Acceptable Request from the Owner or the Owner’s assignee and return the Policy to us at our Administrative Office.

Underwriting Class  A class we assign to both people insured by the policy and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: preferred plus non-tobacco, preferred non-tobacco, select non-tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

Unit  A unit of measure used to calculate the amount of Policy Value in any Investment Account.

38	Prospectus Intelligent Life Survivorship VUL

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-2	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-3	Suicide Exclusion
B-3	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-4	Illustrations
B-4	Performance Data
B-5	Total Returns

B-5	Additional Information
B-5	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-6	Safekeeping of Account Assets
B-6	Records
B-6	Legal Matters
B-6	Independent Registered Public Accounting Firms
B-6	Additional Information about the Company
B-7	Additional Information about the Separate Account
B-7	Management-Related Service Contracts
B-7	Potential Conflicts of Interest
B-7	Other Information
B-7	Financial Statements
B-8	Index to Financial Statements

Intelligent Life Survivorship VUL Prospectus	39

For more information about Intelligent Life Survivorship VUL

How to reach us

TIAA-CREF website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

Administrative Office

877 694-0305

8 a.m. to 6 p.m. ET, Monday–Friday

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefit Proceeds, Cash Surrender Values, and Policy Values, or to request other information about the Policy, please call or write to us at our Administrative Office 877 694-0305.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Room 1580, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at

202 551-5850.

Investment Company Act of 1940

Registration File No. 811-10393

How to Request Electronic Delivery

You can receive this document through electronic delivery. Discover how convenient it is to receive important documents from TIAA-CREF Life online and be able to save a tree.

What is available through electronic delivery?

You can have prospectuses, annual reports, and semiannual reports sent to you.

How do I sign up for electronic delivery?

Just go to “LOG IN” from the TIAA-CREF home page at http://tiaa-cref.org. Enter your User ID and Password, select “MY PROFILE” at the top of your screen and then, select E-Delivery Preferences.

New User—go to “New User? Sign Up for Access” just below “LOG IN” and enter your contract number, last four digits of your Social Security number and date of birth. After you are set up, continue to “MY PROFILE” as above.

Have questions or need more information?

Call us at 877 694-0305 Monday through Friday from 8 a.m. to 6 p.m. (ET) or you can contact us at http://www.tiaa-cref.org/about/contact/.

Be sure to visit our website and sign up today. Make electronic delivery your preference.

TIAA-CREF Individual & Institutional Services, LLC and Teachers Personal Investors Services, Inc. distribute securities products.

©2009 TIAA-CREF Life Insurance Company (TIAA-CREF Life), 730 Third Avenue, New York, NY 10017

www.tiaa-cref.org	730 Third Avenue, New York, NY 10017-3206

STATEMENT OF ADDITIONAL INFORMATION

INTELLIGENT LIFE SURVIVORSHIP VUL

FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Insurance Company

May 1, 2009

This Statement of Additional Information (“SAI”) contains additional information regarding Intelligent Life Survivorship VUL—a flexible premium last survivor variable universal life insurance policy (the “Policy”) offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”). We issue the Policy on a last survivor life basis. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2009 and the prospectuses for the mutual funds that serve as Allocation Options for the Policy. You may obtain a copy of these prospectuses by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139 or calling us toll-free at 877 694-0305. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

Table of Contents for the Statement of Additional Information

B-2	Additional Policy Information
B-2	The Policy
B-2	Our Right to Contest the Policy
B-2	Policy Cost Factors
B-2	Additional Ownership Rights
B-3	Additional Information on Dollar Cost Averaging
B-3	Suicide Exclusion
B-3	Misstatement of Age or Sex
B-4	Policy Termination
B-4	Additional Information on Sales of the Policies
B-4	Illustrations
B-4	Performance Data
B-5	Total Returns

B-5	Additional Information
B-5	Legal Developments Regarding Unisex Actuarial Tables
B-6	Reports to Owners
B-6	Safekeeping of Account Assets
B-6	Records
B-6	Legal Matters
B-6	Independent Registered Public Accounting Firm
B-6	Additional Information about the Company
B-7	Additional Information about the Separate Account
B-7	Management-Related Services Contracts
B-7	Potential Conflicts of Interest
B-7	Other Information
B-7	Financial Statements
B-8	Index to Financial Statements

ADDITIONAL POLICY INFORMATION

THE POLICY

The Policy, application(s), Policy schedule pages, and any Riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of each Insured for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of each Insured for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the life-time of each Insured, we generally lose the right to contest its validity.

If you change the Death Benefit Option from A to B or C, we may contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of each Insured for 2 years from the date the change takes effect. If the Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of each Insured for

2 years from the date the increase takes effect. If we successfully contest a change from Death Benefit Option A to B or C or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, Policy fee, and rider charges associated with such increase or change.

POLICY COST FACTORS

We may change monthly cost of insurance rates, Premium Tax Charges, mortality and expense risk charges, and any Rider charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this Policy is delivered. Any changes in Policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; and (6) state or local taxes.

Changes in Policy cost factors will be determined prospectively, will not occur because of a change in an Insured’s health or occupation, and will not be made to recoup any prior losses. We will not change Policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in Policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other Policy cost factors.

ADDITIONAL OWNERSHIP RIGHTS

You, as the owner, may exercise certain rights under the Policy, including the following:

Selecting and Changing the Beneficiary

•	You designate the Beneficiary (the person to receive the Death Benefit Proceeds when the Last Surviving Insured dies) in the application.

•

There are two Beneficiary classes—primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Last Surviving Insured shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

•	If no primary Beneficiaries survive the Last Surviving Insured, then all those named as contingent Beneficiaries

B-2	Statement of Additional Information ■ Intelligent Life Survivorship VUL

who are still alive will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

•	If there is not a designated Beneficiary surviving at the death of the Last Surviving Insured, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

•

You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Allocation Options.

•	You can change a revocable Beneficiary by providing us with Acceptable Notice while an Insured is alive.

•	The change in revocable beneficiary is effective as of the date you complete an Acceptable Notice, regardless of whether the Last Surviving Insured is alive when we receive the notice.

•	We are not liable for any payment or other actions we take based on existing Beneficiary designations before we receive your Acceptable Notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the Owner

•

You may change the Owner by providing an Acceptable Notice to us at any time while an Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

•	The change in Owner is effective as of the date you complete an Acceptable Notice, regardless of whether the Last Surviving Insured is alive when we receive the request.

•	We are not liable for any payment or other actions we take before we receive your Acceptable Notice.

•	Changing the Owner does not automatically change the Beneficiary or the Insured(s).

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy

•	You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.

•

An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

•	Assignments are subject to any outstanding policy loan.

•	We are not:

•	bound by any assignment unless we receive an Acceptable Notice of the assignment;

•	responsible for the validity of any assignment or determining the extent of an assignee’s interest; or
•	liable for any payment we make before we receive Acceptable Notice of the assignment.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

ADDITIONAL INFORMATION ON DOLLAR COST AVERAGING

You also decide how many scheduled transfers to make from the Fixed Account or Money Market Account to one or more Investment Accounts (although we may require a minimum number of transfers to participate in the program). If you don’t determine the number of transfers, transfers will be made until there is no Policy Value remaining in the Fixed Account or Money Market Account. We won’t charge you for any transfers made under the dollar cost averaging program. We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

You will receive confirmations of transfers made under the dollar cost averaging program. You are responsible for reviewing the confirmations to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time, which may include specifying a minimum number of transfers you will need to specify in order to a participate in the program. We will give you at least 30 days’ notice if we discontinue the program.

SUICIDE EXCLUSION

If either Insured commits suicide within 2 years of the Issue Date, the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If either Insured commits suicide within 2 years from the effective date of any increase in Face Amount for which evidence of insurability had been provided, or within 2 years from the effective date of a Death Benefit Option change, the Policy will terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, Policy fee, and Rider charges associated with such increase or change.

MISSTATEMENT OF AGE OR SEX

If either Insured’s age or, in most states, sex was stated incorrectly in the application and we discover such misstatement after the death of the Last Surviving Insured, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or sex. The amount of death benefit for any Riders will be that which would be purchased by the most recent deduction for Rider charges at the correct age or sex. However, in most states, if we discover such misstatement while either Insured is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or sex of the Insured.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-3

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the Grace Period without a sufficient payment;

•	the date the Last Surviving Insured dies;

•	the effective date of the exchange of this Policy for a paid-up life insurance policy;

•	the date this Policy is exchanged for another life insurance or annuity policy; or

•	the date you Surrender the Policy.

ADDITIONAL INFORMATION ON SALES OF THE POLICIES

Teachers Personal Investors Services Inc. (“TPIS”) is responsible for distributing the Policies pursuant to a distribution agreement with us. TPIS may be considered the “principal underwriter” of interests in the Policy. TPIS, a Delaware corporation, is located at 730 Third Avenue, New York, New York 10017-3206. TPIS is a subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TPIS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA.

We offer the Policies to the public on a continuous basis through TPIS. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

TPIS and/or TIAA-CREF Individual & Institutional Services, LLC (“Services”), an affiliate of TPIS, offers the Policies through their sales representatives. Sales representatives must be registered representatives of TPIS and/or Services or another entity that has entered into a selling agreement with TPIS or Services, be licensed as insurance agents and be appointed by us. No sales commissions are paid in connection with the distribution of the Policies. However, registered investment advisers that are unaffiliated with the Separate Account, TPIS, Services and the Company may charge an advisory fee to clients purchasing a Policy. Additionally, we pay TPIS a fee from our general account assets for sales of the Policies. Because no Contracts were sold during 2008, we did not pay any fees to TPIS for fiscal year 2008 for distribution of the Contracts. We intend to recoup payments made to TPIS through fees and charges imposed under the Policy.

ILLUSTRATIONS

We may provide illustrations for death benefit, Policy Value, and Cash Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for hypothetical people. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Allocation Options, the amounts deducted for the Policy’s Monthly Charges, the underlying Portfolios’ expense ratios, and your Policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insureds’ ages and Underwriting Classes, the death benefit option, Face Amount, planned Premiums, and Riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio or corresponding Investment Account since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Portfolios. We have not deducted charges for any Riders. These charges would lower the performance figures significantly if reflected.

During extended periods of low interest rates, the yields of any Investment Account investing in a money market Portfolio may also become extremely low and possibly negative, particularly after the deduction of Policy and Separate Account charges.

From time to time, we may advertise yields, effective yields, and total returns for the Investment Accounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the Investment Accounts in comparison to certain performance rankings and indices. Effective yields and total returns for an Investment Account are based on the investment performance of the corresponding Portfolio. Portfolio expenses influence Portfolio performance.

In advertising and sales literature, the performance of each Investment Account may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Investment Accounts. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issues on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment

B-4	Statement of Additional Information ■ Intelligent Life Survivorship VUL

objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature for the Policies may also compare the performance of the Investment Accounts to the Standard & Poor’s Composite Index of 500 Common Stocks, the Morgan Stanley EAFE® Index, the Russell 1000® Index, the Russell 2000® Index, and the Dow Jones Indices, all widely used measures of stock market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Policies may also contain information on the effect of tax deferred compounding on Investment Account investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison of various points in time of the return from an investment in a Policy (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. All income and capital gains derived from Investment Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio in which an Investment Account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations that illustrate variations of the death benefit, Policy Values, and Cash Surrender Values under your Policy.

TOTAL RETURNS

The total return of an Investment Account refers to return quotations assuming an investment under a Policy has been held in the Investment Account for various periods of time including, but not limited to, a period measured from the date the Investment Account commenced operations. For periods prior to the date an Investment Account commenced operations, performance information for Policies funded by that Investment Account may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Investment Account was in existence for the same periods as those indicated for the Portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Investment Account from the beginning date of the measuring period to the end of that period.

Until an Investment Account has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Investment Account’s inception. When an Investment Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Investment Accounts may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the Investment Accounts, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Policy fees and charges assumed to apply to all Policy owners, including the mortality and expense risk charge (“Common Charges”). However, charges such as the monthly cost of insurance charge and policy fee (which are based on factors, such as sex, Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and which therefore vary with each Policy) (“Non-Common Charges”) are not reflected in average annual total returns, nor is the Premium Tax Charge. If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Investment Accounts will be lower than performance data for their corresponding Portfolios. The performance of an Investment Account will be affected by expense reimbursements and fee waivers applicable to their corresponding Portfolios. Without these reimbursements and waivers, performance would be lower. Each of the Portfolios has provided all performance information, including the Portfolio total value information used to calculate the total returns of the Investment Accounts for periods prior to the inception of the Investment Accounts.

Performance for any given past period is not an indication or representation of future performance. The performance of each Investment Account will fluctuate on a daily basis.

ADDITIONAL INFORMATION

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-5

Policies, other than Policies issued in states that require “unisex” policies (currently Montana), are based upon actuarial tables that distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

•	the current Policy Value

•	the current Face Amount

•	the current Cash Surrender Value

•	the current Death Benefit Proceeds

•	the current Outstanding Loan Amounts

•	the current interest rates applicable to the Fixed Account and Loan Account

•	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

•	any other information required by law.

We currently send these reports within 45 days of each Policy Anniversary. In addition, we may send you a quarterly statement and will send you confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Allocation Option to another, the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums. Scheduled transactions such as monthly charges will not generate a confirmation but will be reported on your periodic statements.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports. We will also send you annual and semi-annual reports containing the financial statements of each Portfolio in which you are invested through an Investment Account.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the Separate Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sales of Portfolio shares by each of the Investment Accounts.

RECORDS

We will maintain all records relating to the Separate Account and the Fixed Account at the company’s offices, 730 Third Avenue, New York, New York 10017.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life’s right to issue the contracts, have been passed upon by Meredith Kornreich, General Counsel of TIAA-CREF Life.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities of TIAA-CREF Life Separate Account VLI-1 as of December 31, 2008, and the

related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the statutory basis financial statements of TIAA-CREF Life as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION ABOUT THE COMPANY

We are a stock life insurance company incorporated under the laws of the State of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952.

Together, TIAA and CREF, serving approximately 3.6 million people, form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.

We have a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that we will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain our capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain our financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any of our contract owners with recourse to TIAA.

We are subject to regulation by the New York State Insurance Department (“NYID”), as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed Account and the Loan Account under the Policy. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states and the District of Columbia.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

B-6	Statement of Additional Information ■ Intelligent Life Survivorship VUL

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

We established the TIAA-CREF Life Separate Account VLI-1 as a separate investment account under New York law on May 23, 2001. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. As part of the Company, the Separate Account is also subject to regulation by the NYID and the insurance departments of some other jurisdictions in which the Policy is offered.

MANAGEMENT-RELATED SERVICE CONTRACTS

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA-CREF Life. We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the Separate Account of TIAA-CREF Life. TIAA-CREF Life on behalf of the Separate Account has entered an agreement whereby JPMorgan will provide certain custodial settlement and other associated services to the Separate Account.

POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.

FINANCIAL STATEMENTS

The Company’s audited financial statements and those of the Separate Account follow.

The Company’s financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-7

INDEX TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
Audited Financial Statements
For the Fiscal Year Ended December 31, 2008:

B-9	Report of Independent Registered Public Accounting Firm
B-10	Statements of Assets and Liabilities
B-10	Statements of Operations
B-20	Statements of Changes in Net Assets
B-44	Notes to Financial Statements

B-8	Statement of Additional Information ■ Intelligent Life Survivorship VUL

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA-CREF Life Separate Account VLI-1

and the Board of Directors of TIAA-CREF Life insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of TIAA-CREF Life Separate Account VLI-1 at December 31, 2008, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the TIAA-CREF Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 with the transfer agent of the investee mutual funds, provides a reasonable basis of our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 2, 2009

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-9

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2008

	TC Life Bond Sub-Account	TC Life Growth Equity Sub-Account	TC Life Growth & Income Sub-Account	TC Life International Equity Sub-Account	TC Life Large Cap Value Sub-Account

ASSETS
Investments, at cost	$785,440	$1,824,952	$2,317,537	$3,740,533	$1,129,678
Shares held in corresponding Funds	31,971	117,698	98,577	171,791	37,515
Investments, at value	$747,474	$1,241,711	$1,823,668	$1,962,644	$670,397
Amounts due from/(to) TIAA	2	1	8	932	4
Total assets	747,476	1,241,712	1,823,676	1,963,576	670,401

NET ASSETS—Accumulation fund	$747,476	$1,241,712	$1,823,676	$1,963,576	$670,401

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	TC Life Bond Sub-Account	TC Life Growth Equity Sub-Account	TC Life Growth & Income Sub-Account	TC Life International Equity Sub-Account	TC Life Large Cap Value Sub-Account

INVESTMENT INCOME
Income
Dividends	$38,414	$15,390	$42,201	$1,291	$15,380

Expenses
Administrative expenses	—	1,201	1,951	2,135	—
Mortality and expense risk charges	4,773	5,059	5,327	10,272	4,784
Total expenses	4,773	6,260	7,278	12,407	4,784
Net investment income (loss)	33,641	9,130	34,923	(11,116)	10,596

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(2,962)	4,670	(37,139)	(119,247)	(62,134)
Capital gain distributions				91,225	8,646
Net realized gain (loss)	(2,962)	4,670	(37,139)	(28,022)	(53,488)
Net change in unrealized appreciation (depreciation) on investments	(36,056)	(801,353)	(834,821)	(1,712,806)	(319,906)
Net realized and unrealized gain (loss) on investments	(39,018)	(796,683)	(871,960)	(1,740,828)	(373,394)
Net increase (decrease) in net assets resulting from operations	$(5,377)	$(787,553)	$(837,037)	$(1,751,944)	$(362,798)

B-10	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TC Life Money Market Sub-Account	TC Life Real Estate Sub-Account	TC Life Small Cap Equity Sub-Account	TC Life Social Choice Sub-Account	TC Life Stock Index Sub-Account

ASSETS
Investments, at cost	$6,984,398	$726,688	$495,893	$690,113	$4,121,366
Shares held in corresponding Funds	6,983,477	28,830	18,250	27,841	147,682
Investments, at value	$6,984,398	$439,377	$328,324	$470,798	$2,863,557
Amounts due from/(to) TIAA	(921)	13	12	5	4
Total assets	6,983,477	439,390	328,336	470,803	2,863,561

NET ASSETS—Accumulation fund	$6,983,477	$439,390	$328,336	$470,803	$2,863,561

	TC Life Money Market Sub-Account	TC Life Real Estate Sub-Account	TC Life Small Cap Equity Sub-Account	TC Life Social Choice Sub-Account	TC Life Stock Index Sub-Account

INVESTMENT INCOME
Income
Dividends	$124,321	$29,234	$6,395	$8,608	$72,328

Expenses
Administrative expenses	—	—	—	523	2,516
Mortality and expense risk charges	32,977	3,610	2,342	1,861	13,532
Total expenses	32,977	3,610	2,342	2,384	16,048
Net investment income (loss)	91,344	25,624	4,053	6,224	56,280

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	674	(67,212)	(18,650)	(14,554)	(165,803)
Capital gain distributions				2,408	5,585
Net realized gain (loss)	674	(67,212)	(18,650)	(12,146)	(160,218)
Net change in unrealized appreciation (depreciation) on investments	—	(169,860)	(115,338)	(241,476)	(1,352,518)
Net realized and unrealized gain (loss) on investments	674	(237,072)	(133,988)	(253,622)	(1,512,736)
Net increase (decrease) in net assets resulting from operations	$92,018	$(211,448)	$(129,935)	$(247,398)	$(1,456,456)

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2008

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Global Small Cap Portfolio Sub-Account	Credit Suisse Small Cap Core I Portfolio Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

ASSETS
Investments, at cost	$222,083	$76,135	$18,153	$22,627	$414,591
Shares held in corresponding Funds	19,034	6,617	1,707	1,481	43,961
Investments, at value	$178,350	$47,049	$12,567	$14,972	$406,647
Amounts due from/(to) TIAA	—	—	—	—	1
Total assets	178,350	47,049	12,567	14,972	406,648

NET ASSETS—Accumulation fund	$178,350	$47,049	$12,567	$14,972	$406,648

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	Calamos Growth & Income Portfolio Sub-Account	Credit Suisse Commodity Return Strategy Portfolio Sub-Account	Credit Suisse Global Small Cap Portfolio Sub-Account	Credit Suisse Small Cap Core I Portfolio Sub-Account	Delaware VIP Diversified Income Series— Standard Class Sub-Account

INVESTMENT INCOME
Income:
Dividends	$1,254	$719	$250	$15	$1,530

Expenses
Mortality and expense risk charges	1,183	445	91	128	1,363
Total expenses	1,183	445	91	128	1,363
Net investment income (loss)	71	274	159	(113)	167

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(11,847)	(2,686)	(2,066)	(124)	(7,215)
Capital gain distributions	4,482	4,011	—	—	525
Net realized gain (loss)	(7,365)	1,325	(2,066)	(124)	(6,690)
Net change in unrealized appreciation (depreciation) on investments	(39,130)	(30,309)	(5,225)	(7,433)	(8,472)
Net realized and unrealized gain (loss) on investments	(46,495)	(28,984)	(7,291)	(7,557)	(15,162)
Net increase (decrease) in net assets resulting from operations	$(46,424)	$(28,710)	$(7,132)	$(7,670)	$(14,995)

B-12	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account

ASSETS
Investments, at cost	$117,126	$411,118	$98,923	$75,425	$267,815
Shares held in corresponding Funds	9,398	14,515	6,301	3,682	15,109
Investments, at value	$71,798	$270,561	$72,966	$44,402	$180,096
Amounts due from/(to) TIAA	(1)	—	—	—	—
Total assets	71,797	270,561	72,966	44,402	180,096

NET ASSETS—Accumulation fund	$71,797	$270,561	$72,966	$44,402	$180,096

	Delaware VIP International Value Equity Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	Franklin Income Securities Fund— Class 1 Sub-Account	Franklin Small- Mid Cap Growth Securities Fund— Class 1 Sub-Account	Mutual Shares Securities Fund— Class 1 Sub-Account

INVESTMENT INCOME
Income:
Dividends	$1,235	$2,642	$4,211	$—	$6,405

Expenses
Mortality and expense risk charges	692	2,236	525	443	1,279
Total expenses	692	2,236	525	443	1,279
Net investment income (loss)	543	406	3,686	(443)	5,126

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(14,651)	(4,523)	(5,992)	(2,718)	(5,913)
Capital gain distributions	4,520	23,139	1,687	5,633	8,249
Net realized gain (loss)	(10,131)	18,616	(4,305)	2,915	2,336
Net change in unrealized appreciation (depreciation) on investments	(37,687)	(132,825)	(25,842)	(30,188)	(86,816)
Net realized and unrealized gain (loss) on investments	(47,818)	(114,209)	(30,147)	(27,273)	(84,480)
Net increase (decrease) in net assets resulting from operations	$(47,275)	$(113,803)	$(26,461)	$(27,716)	$(79,354)

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-13

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2008

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account	Janus Aspen International Growth Portfolio— Institutional Shares Sub-Account	Janus Aspen Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Aspen INTECH Risk- Managed Core Portfolio— Service Shares Sub-Account

ASSETS
Investments, at cost	$110,819	$363,046	$375,961	$274,514	$85,664
Shares held in corresponding Funds	11,365	12,685	11,253	22,480	7,560
Investments, at value	$69,439	$291,365	$297,415	$240,767	$59,877
Amounts due from/(to) TIAA	—	—	—	1	—
Total assets	69,439	291,365	297,415	240,768	59,877

NET ASSETS—Accumulation fund	$69,439	$291,365	$297,415	$240,768	$59,877

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account	Janus Aspen Forty Portfolio— Institutional Shares Sub-Account	Janus Aspen International Growth Portfolio— Institutional Shares Sub-Account	Janus Aspen Mid Cap Value Portfolio— Institutional Shares Sub-Account	Janus Aspen INTECH Risk- Managed Core Portfolio— Service Shares Sub-Account

INVESTMENT INCOME
Income:
Dividends	$2,133	$292	$6,267	$5,800	$477

Expenses
Mortality and expense risk charges	627	1,128	1,360	1,058	548
Total expenses	627	1,128	1,360	1,058	548
Net investment income (loss)	1,506	(836)	4,907	4,742	(71)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(34,490)	(50,216)	(117,533)	(34,784)	(5,747)
Capital gain distributions	14,152	—	32,231	12,634	3,373
Net realized gain (loss)	(20,338)	(50,216)	(85,302)	(22,150)	(2,374)
Net change in unrealized appreciation (depreciation) on investments	(39,823)	(73,744)	(80,299)	(32,141)	(26,581)
Net realized and unrealized gain (loss) on investments	(60,161)	(123,960)	(165,601)	(54,291)	(28,955)
Net increase (decrease) in net assets resulting from operations	$(58,655)	$(124,796)	$(160,694)	$(49,549)	$(29,026)

B-14	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Legg Mason Partners Variable Aggressive Growth Portfolio— Class I Sub-Account	Legg Mason Partners Variable Global High Yield Bond Portfolio— Class I Sub-Account	Legg Mason Partners Variable Small Cap Growth Portfolio— Class I Sub-Account	MFS Growth Series— Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account

ASSETS
Investments, at cost	$34,375	$114,361	$22,685	$103,518	$69,296
Shares held in corresponding Funds	2,797	13,486	1,710	4,825	6,024
Investments, at value	$27,184	$71,474	$14,792	$75,364	$56,385
Amounts due from/(to) TIAA	—	—	—	—	—
Total assets	27,184	71,474	14,792	75,364	56,385

NET ASSETS—Accumulation fund	$27,184	$71,474	$14,792	$75,364	$56,385

	Legg Mason Partners Variable Aggressive Growth Portfolio— Class I Sub-Account	Legg Mason Partners Variable Global High Yield Bond Portfolio— Class I Sub-Account	Legg Mason Partners Variable Small Cap Growth Portfolio— Class I Sub-Account	MFS Growth Series— Initial Class Sub-Account	MFS Global Equity Series— Initial Class Sub-Account

INVESTMENT INCOME
Income:
Dividends	$—	$10,383	$—	$242	$74

Expenses
Mortality and expense risk charges	152	396	125	523	198
Total expenses	152	396	125	523	198
Net investment income (loss)	(152)	9,987	(125)	(281)	(124)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(741)	(2,771)	(343)	2,765	(192)
Capital gain distributions	—	—	415	—	621
Net realized gain (loss)	(741)	(2,771)	72	2,765	429
Net change in unrealized appreciation (depreciation) on investments	(7,075)	(34,694)	(7,371)	(46,496)	(12,937)
Net realized and unrealized gain (loss) on investments	(7,816)	(37,465)	(7,299)	(43,731)	(12,508)
Net increase (decrease) in net assets resulting from operations	$(7,968)	$(27,478)	$(7,424)	$(44,012)	$(12,632)

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-15

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2008

	MFS Investors Growth Stock Series— Initial Class Sub-Account	MFS Utilities Series— Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

ASSETS
Investments, at cost	$18,800	$55,620	$126,972	$40,387	$181,301
Shares held in corresponding Funds	1,937	2,264	7,355	2,717	16,723
Investments, at value	$13,763	$41,290	$52,296	$23,372	$154,351
Amounts due from/(to) TIAA	—	—	—	—	—
Total assets	13,763	41,290	52,296	23,372	154,351

NET ASSETS—Accumulation fund	$13,763	$41,290	$52,296	$23,372	$154,351

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	MFS Investors Growth Stock Series— Initial Class Sub-Account	MFS Utilities Series— Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Partners Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Regency Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME
Income:
Dividends	$28	$469	$487	$442	$8,350

Expenses
Mortality and expense risk charges	84	351	636	240	821
Total expenses	84	351	636	240	821
Net investment income (loss)	(56)	118	(149)	202	7,529

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(39)	(12,845)	(8,086)	(2,318)	(972)
Capital gain distributions	225	4,848	15,350	82	504
Net realized gain (loss)	186	(7,997)	7,264	(2,236)	(468)
Net change in unrealized appreciation (depreciation) on investments	(5,114)	(15,463)	(65,916)	(17,161)	(25,783)
Net realized and unrealized gain (loss) on investments	(4,928)	(23,460)	(58,652)	(19,397)	(26,251)
Net increase (decrease) in net assets resulting from operations	$(4,984)	$(23,342)	$(58,801)	$(19,195)	$(18,722)

B-16	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account Sub-Account	PVC MidCap Stock Account— Class 1 Sub-Account	Jennison 20/20 Focus Portfolio— Class II Sub-Account

ASSETS
Investments, at cost	$323,943	$377,963	$22,312	$80,744	$165,993
Shares held in corresponding Funds	26,630	31,405	1,590	5,556	12,980
Investments, at value	$326,220	$353,619	$18,444	$44,891	$117,601
Amounts due from/(to) TIAA	(1)	—	—	14	—
Total assets	326,219	353,619	18,444	44,905	117,601

NET ASSETS—Accumulation fund	$326,219	$353,619	$18,444	$44,905	$117,601

	PIMCO VIT Global Bond Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account Sub-Account	PVC MidCap Stock Account— Class 1 Sub-Account	Jennison 20/20 Focus Portfolio— Class II Sub-Account

INVESTMENT INCOME
Income:
Dividends	$8,296	$6,667	$145	$960	$—

Expenses
Mortality and expense risk charges	1,272	1,379	70	399	712
Total expenses	1,272	1,379	70	399	712
Net investment income (loss)	7,024	5,288	75	561	(712)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(1,872)	(3,267)	(186)	(1,023)	(11,715)
Capital gain distributions	—	540	434	15,066	5,685
Net realized gain (loss)	(1,872)	(2,727)	248	14,043	(6,030)
Net change in unrealized appreciation (depreciation) on investments	(6,671)	(25,425)	(3,800)	(33,675)	(41,450)
Net realized and unrealized gain (loss) on investments	(8,543)	(28,152)	(3,552)	(19,632)	(47,480)
Net increase (decrease) in net assets resulting from operations	$(1,519)	$(22,864)	$(3,477)	$(19,071)	$(48,192)

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-17

STATEMENTS OF ASSETS AND LIABILITIES

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  DECEMBER 31, 2008

	Natural Resources Portfolio— Class II Sub-Account	Value Portfolio— Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

ASSETS
Investments, at cost	$117,966	$58,817	$170,899	$288,217	$78,987
Shares held in corresponding Funds	3,591	3,124	16,427	35,500	2,253
Investments, at value	$84,526	$34,054	$99,058	$227,905	$46,628
Amounts due from/(to) TIAA	37	—	—	—	(14)
Total assets	84,563	34,054	99,058	227,905	46,614

NET ASSETS—Accumulation fund	$84,563	$34,054	$99,058	$227,905	$46,614

STATEMENT OF OPERATIONS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1  ■  FOR THE YEAR ENDED DECEMBER 31, 2008

	Natural Resources Portfolio— Class II Sub-Account	Value Portfolio— Class II Sub-Account	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	Wanger International Sub-Account

INVESTMENT INCOME
Income:
Dividends	$140	$527	$4,041	$1,827	$537

Expenses
Mortality and expense risk charges	536	255	773	1,152	494
Total expenses	536	255	773	1,152	494
Net investment income (loss)	(396)	272	3,268	675	43

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(42,447)	(12,529)	(23,025)	(28,436)	(10,749)
Capital gain distributions	7,585	8,082	16,935	23,538	8,125
Net realized gain (loss)	(34,862)	(4,447)	(6,090)	(4,898)	(2,624)
Net change in unrealized appreciation (depreciation) on investments	(30,106)	(15,971)	(65,198)	(51,197)	(32,128)
Net realized and unrealized gain (loss) on investments	(64,968)	(20,418)	(71,288)	(56,095)	(34,752)
Net increase (decrease) in net assets resulting from operations	$(65,364)	$(20,146)	$(68,020)	$(55,420)	$(34,709)

B-18	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

concluded

	Wanger Select Sub-Account	Wanger USA Sub-Account

ASSETS
Investments, at cost	$84,655	$47,407
Shares held in corresponding Funds	3,709	1,735
Investments, at value	$51,440	$33,480
Amounts due from/(to) TIAA	—	—
Total assets	51,440	33,480

NET ASSETS—Accumulation fund	$51,440	$33,480

	Wanger Select Sub-Account	Wanger USA Sub-Account

INVESTMENT INCOME
Income:
Dividends	$—	$—

Expenses
Mortality and expense risk charges	505	194
Total expenses	505	194
Net investment income (loss)	(505)	(194)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(17,066)	(2,492)
Capital gain distributions	1,909	2,694
Net realized gain (loss)	(15,157)	202
Net change in unrealized appreciation (depreciation) on investments	(29,764)	(13,842)
Net realized and unrealized gain (loss) on investments	(44,921)	(13,640)
Net increase (decrease) in net assets resulting from operations	$(45,426)	$(13,834)

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-19

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TC Life Bond Sub-Account		TC Life Growth Equity Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$33,641	$31,099	$9,130	$6,790
Net realized gain (loss)	(2,962)	(2,078)	4,670	29,248
Net change in unrealized appreciation (depreciation) on investments	(36,056)	2,185	(801,353)	177,239
Net increase (decrease) in net assets resulting from operations	(5,377)	31,206	(787,553)	213,277

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	61,031	57,231	272,849	265,581
Net contract owner transfers between accounts	(30,981)	597,419	181,926	582,954
Withdrawals and death benefits (b)	(19,968)	(21,547)	(75,179)	(65,214)
Net increase (decrease) in net assets resulting from contract owner transactions	10,082	633,103	379,596	783,321
Net increase (decrease) in net assets	4,705	664,309	(407,957)	996,598

NET ASSETS
Beginning of year	742,771	78,462	1,649,669	653,071
End of year	$747,476	$742,771	$1,241,712	$1,649,669

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	27,822	3,094	89,807	42,737
Credited for premiums	2,313	2,798	24,672	14,039
Credited (cancelled) for transfers and disbursements	(1,997)	21,930	(19)	33,031
End of year	28,138	27,822	114,460	89,807

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-20	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TC Life Growth & Income Sub-Account		TC Life International Equity Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$34,923	$21,187	$(11,116)	$567,190
Net realized gain (loss)	(37,139)	32,161	(28,022)	78,746
Net change in unrealized appreciation (depreciation) on investments	(834,821)	195,312	(1,712,806)	(338,155)
Net increase (decrease) in net assets resulting from operations	(837,037)	248,660	(1,751,944)	307,781

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	314,085	349,365	447,916	623,641
Net contract owner transfers between accounts	433,979	218,287	321,955	957,585
Withdrawals and death benefits (b)	(75,999)	(67,729)	(140,247)	(142,191)
Net increase (decrease) in net assets resulting from contract owner transactions	672,065	499,923	629,624	1,439,035
Net increase (decrease) in net assets	(164,972)	748,583	(1,122,320)	1,746,816

NET ASSETS
Beginning of year	1,988,648	1,240,065	3,085,896	1,339,080
End of year	$1,823,676	$1,988,648	$1,963,576	$3,085,896

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	63,855	46,726	98,234	49,314
Credited for premiums	15,197	10,564	21,480	19,025
Credited (cancelled) for transfers and disbursements	11,930	6,565	6,946	29,895
End of year	90,982	63,855	126,660	98,234

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-21

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TC Life Large Cap Value Sub-Account		TC Life Money Market Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$10,596	$102,186	$91,344	$51,683
Net realized gain (loss)	(53,488)	5,141	674	216
Net change in unrealized appreciation (depreciation) on investments	(319,906)	(135,046)	—	15
Net increase (decrease) in net assets resulting from operations	(362,798)	(27,719)	92,018	51,914

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	97,566	57,547	11,143,489	8,538,622
Net contract owner transfers between accounts	180,115	660,661	(6,497,608)	(7,242,009)
Withdrawals and death benefits (b)	(23,712)	(16,835)	(226,688)	(84,930)
Net increase (decrease) in net assets resulting from contract owner transactions	253,969	701,373	4,419,193	1,211,683
Net increase (decrease) in net assets	(108,829)	673,654	4,511,211	1,263,597

NET ASSETS
Beginning of year	779,230	105,576	2,472,266	1,208,669
End of year	$670,401	$779,230	$6,983,477	$2,472,266

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	20,108	2,739	2,295,750	1,200,926
Credited for premiums	3,382	1,695	12,138,788	8,278,273
Credited (cancelled) for transfers and disbursements	5,915	15,674	(8,045,676)	(7,183,449)
End of year	29,405	20,108	6,388,862	2,295,750

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-22	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	TC Life Real Estate Sub-Account		TC Life Small Cap Equity Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$25,624	$67,569	$4,053	$33,650
Net realized gain (loss)	(67,212)	(14,384)	(18,650)	(18,113)
Net change in unrealized appreciation (depreciation) on investments	(169,860)	(116,233)	(115,338)	(49,515)
Net increase (decrease) in net assets resulting from operations	(211,448)	(63,048)	(129,935)	(33,978)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	92,517	94,405	51,733	42,684
Net contract owner transfers between accounts	172,790	319,495	74,307	293,569
Withdrawals and death benefits (b)	(24,814)	(10,934)	(11,262)	(6,438)
Net increase (decrease) in net assets resulting from contract owner transactions	240,493	402,966	114,778	329,815
Net increase (decrease) in net assets	29,045	339,918	(15,157)	295,837

NET ASSETS
Beginning of year	410,345	70,427	343,493	47,656
End of year	$439,390	$410,345	$328,336	$343,493

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	11,966	1,730	10,432	1,366
Credited for premiums	3,224	2,570	2,076	1,308
Credited (cancelled) for transfers and disbursements	5,720	7,666	2,349	7,758
End of year	20,910	11,966	14,857	10,432

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-23

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TC Life Social Choice Sub-Account		TC Life Stock Index Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$6,224	$19,150	$56,280	$76,268
Net realized gain (loss)	(12,146)	6,303	(160,218)	59,217
Net change in unrealized appreciation (depreciation) on investments	(241,476)	(16,587)	(1,352,518)	(59,752)
Net increase (decrease) in net assets resulting from operations	(247,398)	8,866	(1,456,456)	75,733

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	140,673	109,953	191,998	1,039,407
Net contract owner transfers between accounts	21,259	143,862	832,746	656,692
Withdrawals and death benefits (b)	(38,764)	(42,490)	(168,829)	(180,487)
Net increase (decrease) in net assets resulting from contract owner transactions	123,168	211,325	855,915	1,515,612
Net increase (decrease) in net assets	(124,230)	220,191	(600,541)	1,591,345

NET ASSETS
Beginning of year	595,033	374,842	3,464,102	1,872,757
End of year	$470,803	$595,033	$2,863,561	$3,464,102

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	19,865	12,676	97,542	52,510
Credited for premiums	5,590	3,179	30,833	27,063
Credited (cancelled) for transfers and disbursements	(593)	4,010	2,247	17,969
End of year	24,862	19,865	130,622	97,542

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Calamos Growth & Income Portfolio Sub-Account		Credit Suisse Commodity Return Strategy Portfolio Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$71	$8,545	$274	$694
Net realized gain (loss)	(7,365)	257	1,325	1,100
Net change in unrealized appreciation (depreciation) on investments	(39,130)	(4,266)	(30,309)	696
Net increase (decrease) in net assets resulting from operations	(46,424)	4,536	(28,710)	2,490

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	40,101	62,555	29,616	7,075
Net contract owner transfers between accounts	89,860	39,209	32,160	13,324
Withdrawals and death benefits (b)	(9,646)	(4,505)	(7,830)	(1,363)
Net increase (decrease) in net assets resulting from contract owner transactions	120,315	97,259	53,946	19,036
Net increase (decrease) in net assets	73,891	101,795	25,236	21,526

NET ASSETS
Beginning of year	104,459	2,664	21,813	287
End of year	$178,350	$104,459	$47,049	$21,813

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	6,180	187	1,787	28
Credited for premiums	2,963	3,774	2,671	627
Credited (cancelled) for transfers and disbursements	6,432	2,219	1,412	1,132
End of year	15,575	6,180	5,870	1,787

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-25

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Credit Suisse Global Small Cap Portfolio Sub-Account		Credit Suisse Small Cap Core I Portfolio Sub-Account
	For the year ended December 31, 2008	For the period July 10, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2008	For the period May 8, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$159	$(11)	$(113)	$21
Net realized gain (loss)	(2,066)	599	(124)	431
Net change in unrealized appreciation (depreciation) on investments	(5,225)	(837)	(7,433)	(735)
Net increase (decrease) in net assets resulting from operations	(7,132)	(249)	(7,670)	(283)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	2,678	692	1,554	575
Net contract owner transfers between accounts	14,545	3,037	289	20,835
Withdrawals and death benefits (b)	(857)	(147)	(234)	(94)
Net increase (decrease) in net assets resulting from contract owner transactions	16,366	3,582	1,609	21,316
Net increase (decrease) in net assets	9,234	3,333	(6,061)	21,033

NET ASSETS
Beginning of year	3,333	—	21,033	—
End of year	$12,567	$3,333	$14,972	$21,033

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	241	—	2,255	—
Credited for premiums	271	48	244	62
Credited (cancelled) for transfers and disbursements	1,212	193	(27)	2,193
End of year	1,724	241	2,472	2,255

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Delaware VIP Diversified Income Series— Standard Class Sub-Account		Delaware VIP International Value Equity Series— Standard Class Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the period February 5, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$167	$77	$543	$8,201
Net realized gain (loss)	(6,690)	109	(10,131)	(332)
Net change in unrealized appreciation (depreciation) on investments	(8,472)	529	(37,687)	(8,340)
Net increase (decrease) in net assets resulting from operations	(14,995)	715	(47,275)	(471)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	22,868	485	36,983	10,630
Net contract owner transfers between accounts	386,562	14,290	47,717	39,832
Withdrawals and death benefits (b)	(3,195)	(132)	(12,928)	(2,691)
Net increase (decrease) in net assets resulting from contract owner transactions	406,235	14,643	71,772	47,771
Net increase (decrease) in net assets	391,240	15,358	24,497	47,300

NET ASSETS
Beginning of year	15,408	50	47,300	—
End of year	$406,648	$15,408	$71,797	$47,300

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,484	5	1,982	—
Credited for premiums	2,277	48	1,811	441
Credited (cancelled) for transfers and disbursements	37,245	1,431	1,478	1,541
End of year	41,006	1,484	5,271	1,982

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-27

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Delaware VIP Small Cap Value Series— Standard Class Sub-Account		Franklin Income Securities Fund— Class 1 Sub-Account
	For the year ended December 31, 2008	For the period March 29, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$406	$(300)	$3,686	$(31)
Net realized gain (loss)	18,616	(1,554)	(4,305)	32
Net change in unrealized appreciation (depreciation) on investments	(132,825)	(7,729)	(25,842)	(137)
Net increase (decrease) in net assets resulting from operations	(113,803)	(9,583)	(26,461)	(136)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	16,937	—	14,150	980
Net contract owner transfers between accounts	(6,350)	386,297	38,688	47,618
Withdrawals and death benefits (b)	(2,588)	(349)	(2,086)	(497)
Net increase (decrease) in net assets resulting from contract owner transactions	7,999	385,948	50,752	48,101
Net increase (decrease) in net assets	(105,804)	376,365	24,291	47,965

NET ASSETS
Beginning of year	376,365	—	48,675	710
End of year	$270,561	$376,365	$72,966	$48,675

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	12,216	—	2,575	40
Credited for premiums	684	—	830	51
Credited (cancelled) for transfers and disbursements	(291)	12,216	2,115	2,484
End of year	12,609	12,216	5,520	2,575

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Franklin Small-Mid Cap Growth Securities Fund— Class 1 Sub-Account		Mutual Shares Securities Fund—Class 1 Sub-Account
	For the year ended December 31, 2008	For the period February 5, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2008	For the period February 2, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$(443)	$621	$5,126	$275
Net realized gain (loss)	2,915	278	2,336	(895)
Net change in unrealized appreciation (depreciation) on investments	(30,188)	(856)	(86,816)	(904)
Net increase (decrease) in net assets resulting from operations	(27,716)	43	(79,354)	(1,524)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	12,199	15,604	22,637	21,610
Net contract owner transfers between accounts	19,555	28,552	110,322	112,104
Withdrawals and death benefits (b)	(2,502)	(1,333)	(4,729)	(970)
Net increase (decrease) in net assets resulting from contract owner transactions	29,252	42,823	128,230	132,744
Net increase (decrease) in net assets	1,536	42,866	48,876	131,220

NET ASSETS
Beginning of year	42,866	—	131,220	—
End of year	$44,402	$42,866	$180,096	$131,220

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,740	—	5,910	—
Credited for premiums	605	648	1,183	962
Credited (cancelled) for transfers and disbursements	809	1,092	5,881	4,948
End of year	3,154	1,740	12,974	5,910

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-29

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Templeton Developing Markets Securities Fund— Class 1 Sub-Account		Janus Aspen Forty Portfolio— Institutional Shares Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the period January 8, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$1,506	$1,342	$(836)	$(78)
Net realized gain (loss)	(20,338)	(2,071)	(50,216)	3,156
Net change in unrealized appreciation (depreciation) on investments	(39,823)	(2,365)	(73,744)	1,732
Net increase (decrease) in net assets resulting from operations	(58,655)	(3,094)	(124,796)	4,810

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	30,147	18,703	41,892	9,513
Net contract owner transfers between accounts	54,121	35,926	335,876	30,445
Withdrawals and death benefits (b)	(6,731)	(1,477)	(5,121)	(1,254)
Net increase (decrease) in net assets resulting from contract owner transactions	77,537	53,152	372,647	38,704
Net increase (decrease) in net assets	18,882	50,058	247,851	43,514

NET ASSETS
Beginning of year	50,557	499	43,514	—
End of year	$69,439	$50,557	$291,365	$43,514

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	2,829	36	1,066	—
Credited for premiums	2,576	1,177	1,301	241
Credited (cancelled) for transfers and disbursements	2,856	1,616	10,477	825
End of year	8,261	2,829	12,844	1,066

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Janus Aspen International Growth Portfolio— Institutional Shares Sub-Account		Janus Aspen Mid Cap Value Portfolio— Institutional Shares Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$4,907	$24	$4,742	$1,348
Net realized gain (loss)	(85,302)	2,430	(22,150)	(974)
Net change in unrealized appreciation (depreciation) on investments	(80,299)	1,172	(32,141)	(1,672)
Net increase (decrease) in net assets resulting from operations	(160,694)	3,626	(49,549)	(1,298)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	47,113	20,634	42,095	17,959
Net contract owner transfers between accounts	329,668	65,191	206,920	31,272
Withdrawals and death benefits (b)	(6,996)	(1,873)	(4,943)	(1,864)
Net increase (decrease) in net assets resulting from contract owner transactions	369,785	83,952	244,072	47,367
Net increase (decrease) in net assets	209,091	87,578	194,523	46,069

NET ASSETS
Beginning of year	88,324	746	46,245	176
End of year	$297,415	$88,324	$240,768	$46,245

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,337	15	2,481	11
Credited for premiums	1,099	324	2,801	985
Credited (cancelled) for transfers and disbursements	7,022	998	12,643	1,485
End of year	9,458	1,337	17,925	2,481

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-31

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares Sub-Account		Legg Mason Partners Variable Aggressive Growth Portfolio—Class I Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$(71)	$49	$(152)	$26
Net realized gain (loss)	(2,374)	327	(741)	2,576
Net change in unrealized appreciation (depreciation) on investments	(26,581)	568	(7,075)	27
Net increase (decrease) in net assets resulting from operations	(29,026)	944	(7,968)	2,629

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	13,053	15,794	9,711	4,374
Net contract owner transfers between accounts	17,967	42,357	12,122	7,093
Withdrawals and death benefits (b)	(539)	(795)	(906)	(458)
Net increase (decrease) in net assets resulting from contract owner transactions	30,481	57,356	20,927	11,009
Net increase (decrease) in net assets	1,455	58,300	12,959	13,638

NET ASSETS
Beginning of year	58,422	122	14,225	587
End of year	$59,877	$58,422	$27,184	$14,225

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	4,065	7	1,452	—
Credited for premiums	1,345	1,111	1,660	379
Credited (cancelled) for transfers and disbursements	1,181	2,947	1,683	1,073
End of year	6,591	4,065	4,795	1,452

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I Sub-Account		Legg Mason Partners Variable Small Cap Growth Portfolio—Class I Sub-Account
	For the year ended December 31, 2008	For the period May 8, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2008	For the period February 5, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$9,987	$5,132	$(125)	$647
Net realized gain (loss)	(2,771)	(11,128)	72	(2,858)
Net change in unrealized appreciation (depreciation) on investments	(34,694)	(7,940)	(7,371)	(610)
Net increase (decrease) in net assets resulting from operations	(27,478)	(13,936)	(7,424)	(2,821)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	6,762	1,370	11,895	7,844
Net contract owner transfers between accounts	19,366	88,994	(54)	7,129
Withdrawals and death benefits (b)	(318)	(3,286)	(986)	(791)
Net increase (decrease) in net assets resulting from contract owner transactions	25,810	87,078	10,855	14,182
Net increase (decrease) in net assets	(1,668)	73,142	3,431	11,361

NET ASSETS
Beginning of year	73,142	—	11,361	—
End of year	$71,474	$73,142	$14,792	$11,361

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	8,023	—	684	—
Credited for premiums	1,090	435	1,025	493
Credited (cancelled) for transfers and disbursements	1,717	7,588	(193)	191
End of year	10,830	8,023	1,516	684

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-33

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	MFS Growth Series—Initial Class Sub-Account		MFS Global Equity Series—Initial Class Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the period February 27, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$(281)	$(507)	$(124)	$209
Net realized gain (loss)	2,765	5,675	429	357
Net change in unrealized appreciation (depreciation) on investments	(46,496)	18,145	(12,937)	(486)
Net increase (decrease) in net assets resulting from operations	(44,012)	23,313	(12,632)	80

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	4,761	4,759	11,879	1,350
Net contract owner transfers between accounts	(9,368)	87,100	50,491	6,041
Withdrawals and death benefits (b)	(1,943)	(5,003)	(635)	(189)
Net increase (decrease) in net assets resulting from contract owner transactions	(6,550)	86,856	61,735	7,202
Net increase (decrease) in net assets	(50,562)	110,169	49,103	7,282

NET ASSETS
Beginning of year	125,926	15,757	7,282	—
End of year	$75,364	$125,926	$56,385	$7,282

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	5,084	770	440	—
Credited for premiums	236	357	828	84
Credited (cancelled) for transfers and disbursements	(426)	3,957	3,889	356
End of year	4,894	5,084	5,157	440

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	MFS Investors Growth Stock Series—Initial Class Sub-Account		MFS Utilities Series—Initial Class Sub-Account
	For the year ended December 31, 2008	For the period February 5, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$(56)	$(15)	$118	$(45)
Net realized gain (loss)	186	366	(7,997)	591
Net change in unrealized appreciation (depreciation) on investments	(5,114)	77	(15,463)	598
Net increase (decrease) in net assets resulting from operations	(4,984)	428	(23,342)	1,144

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	11,528	3,990	18,420	1,723
Net contract owner transfers between accounts	3,443	199	28,965	16,529
Withdrawals and death benefits (b)	(454)	(387)	(1,658)	(697)
Net increase (decrease) in net assets resulting from contract owner transactions	14,517	3,802	45,727	17,555
Net increase (decrease) in net assets	9,533	4,230	22,385	18,699

NET ASSETS
Beginning of year	4,230	—	18,905	206
End of year	$13,763	$4,230	$41,290	$18,905

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	363	—	515	7
Credited for premiums	1,144	354	697	51
Credited (cancelled) for transfers and disbursements	384	9	608	457
End of year	1,891	363	1,820	515

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-35

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class Sub-Account		Neuberger Berman Advisers Management Trust Regency Portfolio—I Class Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the period March 29, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$(149)	$23,085	$202	$434
Net realized gain (loss)	7,264	(15,113)	(2,236)	(1,025)
Net change in unrealized appreciation (depreciation) on investments	(65,916)	(8,760)	(17,161)	(584)
Net increase (decrease) in net assets resulting from operations	(58,801)	(788)	(19,195)	(1,175)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	9,008	1,502	1,435	13,619
Net contract owner transfers between accounts	(1,349)	107,998	13,081	17,183
Withdrawals and death benefits (b)	(4,451)	(843)	(852)	(724)
Net increase (decrease) in net assets resulting from contract owner transactions	3,208	108,657	13,664	30,078
Net increase (decrease) in net assets	(55,593)	107,869	(5,531)	28,903

NET ASSETS
Beginning of year	107,889	20	28,903	—
End of year	$52,296	$107,889	$23,372	$28,903

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	4,164	1	1,651	—
Credited for premiums	409	59	127	770
Credited (cancelled) for transfers and disbursements	(302)	4,104	711	881
End of year	4,271	4,164	2,489	1,651

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account		PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$7,529	$2,185	$7,024	$5,068
Net realized gain (loss)	(468)	257	(1,872)	1,826
Net change in unrealized appreciation (depreciation) on investments	(25,783)	(1,375)	(6,671)	10,015
Net increase (decrease) in net assets resulting from operations	(18,722)	1,067	(1,519)	16,909

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	25,948	16,930	19,720	1,845
Net contract owner transfers between accounts	99,811	33,048	135,889	127,646
Withdrawals and death benefits (b)	(2,395)	(1,383)	(4,766)	(7,554)
Net increase (decrease) in net assets resulting from contract owner transactions	123,364	48,595	150,843	121,937
Net increase (decrease) in net assets	104,642	49,662	149,324	138,846

NET ASSETS
Beginning of year	49,709	47	176,895	38,049
End of year	$154,351	$49,709	$326,219	$176,895

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	3,820	4	13,215	3,130
Credited for premiums	2,070	1,357	1,546	613
Credited (cancelled) for transfers and disbursements	8,255	2,459	9,926	9,472
End of year	14,145	3,820	24,687	13,215

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-37

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account— Class 1 Sub-Account
	For the year ended December 31, 2008	For the period March 29, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2008	For the period April 4, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$5,288	$1,016	$75	$(16)
Net realized gain (loss)	(2,727)	450	248	(829)
Net change in unrealized appreciation (depreciation) on investments	(25,425)	624	(3,800)	(100)
Net increase (decrease) in net assets resulting from operations	(22,864)	2,090	(3,477)	(945)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	30,355	1,255	8,741	2,123
Net contract owner transfers between accounts	268,361	79,478	10,294	2,625
Withdrawals and death benefits (b)	(4,721)	(335)	(595)	(322)
Net increase (decrease) in net assets resulting from contract owner transactions	293,995	80,398	18,440	4,426
Net increase (decrease) in net assets	271,131	82,488	14,963	3,481

NET ASSETS
Beginning of year	82,488	—	3,481	—
End of year	$353,619	$82,488	$18,444	$3,481

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	6,143	—	162	—
Credited for premiums	2,263	101	485	98
Credited (cancelled) for transfers and disbursements	20,069	6,042	664	64
End of year	28,475	6,143	1,311	162

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	PVC MidCap Stock Account—Class 1 Sub-Account		Jennison 20/20 Focus Portfolio—Class II Sub-Account
	For the year ended December 31, 2008	For the period February 26, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2008	For the period May 24, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$561	$(78)	$(712)	$7,364
Net realized gain (loss)	14,043	1,467	(6,030)	571
Net change in unrealized appreciation (depreciation) on investments	(33,675)	(2,177)	(41,450)	(7,430)
Net increase (decrease) in net assets resulting from operations	(19,071)	(788)	(48,192)	505

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	2,476	8,117	8,479	1,795
Net contract owner transfers between accounts	4,344	50,536	82,356	78,841
Withdrawals and death benefits (b)	(614)	(95)	(5,651)	(532)
Net increase (decrease) in net assets resulting from contract owner transactions	6,206	58,558	85,184	80,104
Net increase (decrease) in net assets	(12,865)	57,770	36,992	80,609

NET ASSETS
Beginning of year	57,770	—	80,609	—
End of year	$44,905	$57,770	$117,601	$80,609

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	3,139	—	4,698	—
Credited for premiums	145	376	656	106
Credited (cancelled) for transfers and disbursements	206	2,763	6,059	4,592
End of year	3,490	3,139	11,413	4,698

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-39

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Natural Resources Portfolio—Class II Sub-Account		Value Portfolio—Class II Sub-Account
	For the year ended December 31, 2008	For the period February 2, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2008	For the period February 5, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$(396)	$5,898	$272	$5,547
Net realized gain (loss)	(34,862)	2,348	(4,447)	(25)
Net change in unrealized appreciation (depreciation) on investments	(30,106)	(3,844)	(15,971)	(8,786)
Net increase (decrease) in net assets resulting from operations	(65,364)	4,402	(20,146)	(3,264)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	31,250	6,746	5,006	1,173
Net contract owner transfers between accounts	84,419	27,008	6,169	46,384
Withdrawals and death benefits (b)	(3,069)	(829)	(1,054)	(214)
Net increase (decrease) in net assets resulting from contract owner transactions	112,600	32,925	10,121	47,343
Net increase (decrease) in net assets	47,236	37,327	(10,025)	44,079

NET ASSETS
Beginning of year	37,327	—	44,079	—
End of year	$84,563	$37,327	$34,054	$44,079

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	564	—	1,640	—
Credited for premiums	640	112	246	43
Credited (cancelled) for transfers and disbursements	1,539	452	337	1,597
End of year	2,743	564	2,223	1,640

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

continued

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account
	For the year ended December 31, 2008	For the period January 8, 2007 (commencement of operations) to December 31, 2007	For the year ended December 31, 2008	For the period February 2, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$3,268	$4,852	$675	$3,452
Net realized gain (loss)	(6,090)	(33)	(4,898)	859
Net change in unrealized appreciation (depreciation) on investments	(65,198)	(6,802)	(51,197)	(9,298)
Net increase (decrease) in net assets resulting from operations	(68,020)	(1,983)	(55,420)	(4,987)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	24,153	20,287	29,530	7,328
Net contract owner transfers between accounts	97,602	34,504	181,050	81,281
Withdrawals and death benefits (b)	(5,753)	(1,732)	(9,270)	(1,607)
Net increase (decrease) in net assets resulting from contract owner transactions	116,002	53,059	201,310	87,002
Net increase (decrease) in net assets	47,982	51,076	145,890	82,015

NET ASSETS
Beginning of year	51,076	—	82,015	—
End of year	$99,058	$51,076	$227,905	$82,015

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	3,275	—	7,625	—
Credited for premiums	2,118	1,244	3,228	635
Credited (cancelled) for transfers and disbursements	5,929	2,031	18,368	6,990
End of year	11,322	3,275	29,221	7,625

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-41

STATEMENT OF CHANGES IN NET ASSETS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Wanger International Sub-Account		Wanger Select Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007	For the year ended December 31, 2008	For the period February 2, 2007 (commencement of operations) to December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$43	$69	$(505)	$(101)
Net realized gain (loss)	(2,624)	2,148	(15,157)	(11)
Net change in unrealized appreciation (depreciation) on investments	(32,128)	(964)	(29,764)	(4,005)
Net increase (decrease) in net assets resulting from operations	(34,709)	1,253	(45,426)	(4,117)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	18,172	22,030	10,185	17,006
Net contract owner transfers between accounts	8,788	37,880	21,966	56,420
Withdrawals and death benefits (b)	(5,457)	(1,394)	(3,693)	(901)
Net increase (decrease) in net assets resulting from contract owner transactions	21,503	58,516	28,458	72,525
Net increase (decrease) in net assets	(13,206)	59,769	(16,968)	68,408

NET ASSETS
Beginning of year	59,820	51	68,408	—
End of year	$46,614	$59,820	$51,440	$68,408

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,253	1	2,425	—
Credited for premiums	460	449	469	582
Credited (cancelled) for transfers and disbursements	101	803	721	1,843
End of year	1,814	1,253	3,615	2,425

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

B-42	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to financial statements

concluded

	Wanger USA Sub-Account
	For the year ended December 31, 2008	For the year ended December 31, 2007

FROM OPERATIONS
Net investment income (loss)	$(194)	$(6)
Net realized gain (loss)	202	492
Net change in unrealized appreciation (depreciation) on investments	(13,842)	(606)
Net increase (decrease) in net assets resulting from operations	(13,834)	(120)

FROM CONTRACT OWNER TRANSACTIONS
Premiums (a)	4,298	1,027
Net contract owner transfers between accounts	41,514	1,416
Withdrawals and death benefits (b)	(776)	(93)
Net increase (decrease) in net assets resulting from contract owner transactions	45,036	2,350
Net increase (decrease) in net assets	31,202	2,230

NET ASSETS
Beginning of year	2,278	48
End of year	$33,480	$2,278

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	61	1
Credited for premiums	150	27
Credited (cancelled) for transfers and disbursements	1,276	33
End of year	1,487	61

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts included in the withdrawals pay for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-43

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

Note 1—significant accounting policies

TIAA-CREF Life Separate Account VLI-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on May 23, 2001 and is registered with the Securities and Exchange Commission (the “Commission”) as a unit investment trust under the Investment Company Act of 1940. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918.

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the Flexible Premium Variable Universal Life Insurance Policy (referred to as “VUL”) and the Intelligent Life Flexible Premium Variable Universal Life Insurance Policy (referred to as “Intelligent Life”).

Premiums received from the policies are allocated to the investment accounts (the “Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (the “Funds”), open-end management investment companies that were organized as a business trust under Delaware law on August 13, 1998.

Accumulation Unit Values are calculated daily for each Sub-Account. VUL offers 5 investment Sub-Accounts and Intelligent Life offers 47 Sub-Accounts.

The Sub-Accounts commenced operations as follows:

Commencement Date
Sub-Accounts	Intelligent Life	Variable Universal Life
TC Life Bond	12/04/2006	N/A
TC Life Growth Equity	12/12/2006	5/02/2002
TC Life Growth & Income	10/11/2006	5/02/2002
TC Life International Equity	7/25/2006	5/02/2002
TC Life Large Cap Value	7/25/2006	N/A
TC Life Money Market	6/30/2006	N/A
TC Life Real Estate	7/25/2006	N/A
TC Life Small Cap Equity	7/25/2006	N/A
TC Life Social Choice	9/05/2006	5/02/2002
TC Life Stock Index	7/31/2006	5/02/2002
Calamos Growth & Income Portfolio	11/01/2006	N/A
Credit Suisse Commodity Return Strategy Portfolio	11/03/2006	N/A
Credit Suisse Global Small Cap Portfolio	7/10/2007	N/A
Credit Suisse Small Cap Core I Portfolio	5/08/2007	N/A
Delaware VIP Diversified Income Series—Standard Class	12/27/2006	N/A
Delaware VIP International Value Equity Series— Standard Class	2/05/2007	N/A
Delaware VIP Small Cap Value Series— Standard Class	3/29/2007	N/A
Franklin Income Securities Fund—Class 1	11/01/2006	N/A
Franklin Small-Mid Cap Growth Securities Fund—Class 1	2/05/2007	N/A
Mutual Shares Securities Fund—Class 1	2/02/2007	N/A
Templeton Developing Markets Securities Fund—Class 1	11/03/2006	N/A
Janus Aspen Forty Portfolio—Institutional Shares	1/08/2007	N/A

Commencement Date
Sub-Accounts	Intelligent Life	Variable Universal Life
Janus Aspen International Growth Portfolio—Institutional Shares	11/03/2006	N/A
Janus Aspen Mid Cap Value Portfolio—Institutional Shares	12/28/2006	N/A
Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares	10/31/2006	N/A
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I	10/11/2006	N/A
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I	5/08/2007	N/A
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	2/05/2007	N/A
MFS Growth Series—Initial Class	11/03/2006	N/A
MFS Global Equity Series—Initial Class	2/27/2007	N/A
MFS Investors Growth Stock Series—Initial Class	2/05/2007	N/A
MFS Utilities Series—Initial Class	10/11/2006	N/A
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	12/27/2006	N/A
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	3/29/2007	N/A
PIMCO VIT All Asset Portfolio—Institutional Class	10/31/2006	N/A
PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	12/12/2006	N/A
PIMCO VIT Real Return Portfolio—Institutional Class	3/29/2007	N/A
PVC Equity Income Account	4/04/2007	N/A
PVC MidCap Stock Account—Class 1	2/26/2007	N/A
Jennison 20/ 20 Focus Portfolio—Class II	5/24/2007	N/A
Natural Resources Portfolio—Class II	2/02/2007	N/A
Value Portfolio—Class II	6/05/2007	N/A
Royce Capital Fund Micro-Cap Portfolio—Investment Class	1/08/2007	N/A
Royce Capital Fund Small-Cap Portfolio—Investment Class	2/02/2007	N/A
Wanger International	10/31/2006	N/A
Wanger Select	2/02/2007	N/A
Wanger USA	10/31/2006	N/A

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The Sub-Accounts enter into contracts that contain various indemnification provisions. No claims or losses related to such indemnity provisions have been made against the Sub-Accounts since inception and management believes the risk of loss is remote. However, the Sub-Account’s maximum potential exposure under these arrangements is unknown.

The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Valuation of Investments: The market value of the investments in the Sub-Accounts is based on the net asset value of the Underlying Funds as of the close of business on the valuation date. In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Account Standards No. 157, “Fair Value Measurement” (“SFAS 157”). SFAS 157 defines fair value, establishes a frame work for measuring fair value under

B-44	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

accounting principles generally accepted in the United States of America (“GAAP”) and expands disclosure about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. SFAS 157 was adopted by the Sub-Accounts as of January 1, 2008.

Various inputs are used in determining the value of the Separate Account’s investments. These inputs are summarized in the three broad levels below:

•	Level 1—quoted prices in active markets for identical securities (including underlying mutual funds which are traded daily at net asset value)

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Account’s own assumptions in determining the fair value of investments)

All investments are considered Level 1 assets. These investments consist of mutual funds which trade daily in active markets at the net asset value as described earlier.

Accounting for Investments: Security transactions are accounted for as of trade date. Dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: The Separate Account is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

There are no unrecognized tax benefits in the accompanying Financial Statements.

Note 2—expense charges

Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.20% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the VUL Sub-Accounts.

TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks within Intelligent Life Sub-Accounts at an annual rate of 0.95% if the total investment value is less than $100,000; 0.65% if the investment value is $100,000 to $500,000; and 0.35% if the total investment value exceeds $500,000. For Policy Years 21+, the annual rate will be 0.35% regardless of the value.

There are other daily, monthly and annual fees and expenses that a contractowner will pay when buying, owning and surrendering the policy. These fees and expenses are assessed through a redemption of units and are as follows:

Additional expense charges	Intelligent Life	Variable Universal Life
Accelerated death benefit charge (when death benefit is paid)	$0 to $200	$0 to $200
Cost of insurance (monthly):	$0.37 to $1,000 per $1,000 of net amount at risk	None
Single Life Policy	None	$0.19 to $1,000 per $1,000 of net amount at risk
Last Survivor Policy	None	$0.00 to $1,000 per $1,000 of net amount at risk
Single Life Term Rider	None	$0.52 to $125.71 per $1,000 of net amount at risk
Level cost of insurance endorsement (monthly)	$0.36 to $167.83 per $1,000 of net amount at risk depending upon age and term selected	None
Loan interest expense / Loan interest spread (daily)	Annual rate of 5.00%	0.50% to 2.00% annually of loan account value depending upon length of policy
Loan account crediting rate (daily)	Annual rate of 4.35 to 4.80%	None
Partial withdrawal charge (time each withdrawal is made)	$20	None
Policy Fee (monthly):	$0 to $10
Single Life Policy	None	$72 to $600 annually
Last Survivor Policy	None	$72 to $996 annually
Policy Unit Charge (monthly):
Last Survivor Policy	None	$0.00 to $1.50 per $1,000 of Face amount
Single Life Policy	None	$0.24 to $1.20 per $1,000 of Face or increase in Face amount
Single Life Term Rider	None	$0.00 to 1.50 per $1,000 of Face amount
Premium expense (on each payment received)	0.00% to 3.50%	0.00% to 6.00%
Transfer fee (per transfer)	$0 to $25	$0 to $25
Waiver of monthly charges rider (monthly):	3.00% to 18.39%	None
Single Life Policy	None	3.00% to 10.00%
Last Survivor Policy	None	None

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-45

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

Note 3—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2008 were as follows:

Sub-Accounts	Purchases	Sales
TC Life Bond	$435,874	$392,171
TC Life Growth Equity	589,554	201,560
TC Life Growth & Income	1,124,374	413,656
TC Life International Equity	978,827	269,442
TC Life Large Cap Value	399,017	125,697
TC Life Money Market	17,781,261	13,260,545
TC Life Real Estate	452,386	186,315
TC Life Small Cap Equity	188,045	69,254
TC Life Social Choice	225,117	94,065
TC Life Stock Index	2,563,927	1,647,251
Calamos Growth & Income Portfolio	190,029	64,908
Credit Suisse Commodity Return Strategy Portfolio	103,857	46,271
Credit Suisse Global Small Cap Portfolio	29,427	13,341
Credit Suisse Small Cap Core I Portfolio	1,803	791
Delaware VIP Diversified Income Series— Standard Class	624,781	217,852
Delaware VIP International Value Equity Series— Standard Class	111,499	35,324
Delaware VIP Small Cap Value Series—Standard Class	54,187	22,593
Franklin Income Securities Fund—Class 1	102,209	46,075
Franklin Small-Mid Cap Growth Securities Fund—Class I	38,228	3,798
Mutual Shares Securities Fund—Class I	163,282	21,666
Templeton Developing Markets Securities Fund—Class 1	133,710	41,256
Janus Aspen Forty Portfolio—Inst. Shares	632,349	260,856
Janus Aspen International Growth Portfolio—Inst. Shares	717,774	311,390
Janus Aspen Mid Cap Value Portfolio—Inst. Shares	436,348	174,961
Janus Aspen INTECH Risk Managed Core Portfolio—Service Shares	53,647	20,043
Legg Mason Partners Variable Aggressive Growth Portfolio—Class I	23,815	3,113
Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I	48,396	16,475
Legg Mason Partners Variable Small Cap Growth Portfolio—Class I	13,309	2,243
MFS Growth Series—Initial Class	15,101	22,300
MFS Global Equity Series—Initial Class	62,889	1,149
MFS Investors Growth Stock Series—Initial Class	14,870	184
MFS Utilities Series—Initial Class	79,110	28,903
Neuberger Berman Advisers Management Trust Partners Portfolio—I Class	50,751	32,318

Sub-Accounts	Purchases	Sales
Neuberger Berman Advisers Management Trust Regency Portfolio—I Class	$24,509	$11,271
PIMCO VIT All Asset Portfolio—Inst. Class	157,659	26,467
PIMCO VIT Global Bond Portfolio (Unhedged)—Inst. Class	363,776	204,807
PIMCO VIT Real Return Portfolio—Inst. Class	439,839	140,336
PVC Equity Income Account	19,394	473
PVC MidCap Stock Account—Class 1	24,062	2,223
Jennison 20/20 Focus Portfolio—Class II	152,325	62,609
Natural Resources Portfolio—Class II	234,163	114,943
Value Portfolio—Class II	60,534	42,050
Royce Capital Fund Micro-Cap Portfolio—Investment Class	209,035	72,975
Royce Capital Fund Small-Cap Portfolio—Investment Class	375,231	149,881
Wanger International	61,072	32,091
Wanger Select	81,764	52,410
Wanger USA	60,849	13,792

B-46	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

Note 4—financial highlights

	TC Life Bond Sub-Account
	For the years ended				For the period December 4, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(.55)% to .043%		4.47% to 9.86%		(5.27)% to (0.95)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$26.34 to $26.83		$26.48 to $26.82		$24.26 to $25.35
Net Assets, End of Year	$747,476		$742,771		$78,462
Accumulation Units Outstanding, End of Year	28,138		27,822		3,095
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	4.89%	(e)	6.09%	(e)	176.88%	(c)(d)

	TC Life Growth Equity Sub-Account
	For the years ended										For the period December 12, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account
	2008		2007		2006 Variable Universal Life Account		2005		2004

Total Return Lowest to Highest (g)	(41.27)% to (40.92)%		20.54% to 21.87%		5.30%		5.11%		6.07%		(1.35)% to 0.85%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$10.54 to $10.98		$17.95 to $18.56		$15.31		$14.54		$13.83		$14.82 to $14.89
Net Assets, End of Year	$1,241,712		$1,649,669		$614,000		$415,000		$208,000		$38,669
Accumulation Units Outstanding, End of Year	114,460		89,807		40,141		28,540		15,053		2,597
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30%		0.30%		0.30%		0.00%
Ratio of Investment Income to Average Net Assets	1.02%	(e)	0.99%	(e)	0. 96%	(c)	0.95%	(c)	1.24%	(c)	15.06%	(c)(d)

	TC Life Growth & Income Sub-Account
	For the years ended										For the period October 11, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account
	2008		2007		2006 Variable Universal Life Account		2005		2004

Total Return Lowest to Highest (g)	(35.41)% to (35.00)%		17.39% to 19.55%		16.46%		6.25%		9.61%		(0.55)% to 6.53%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$18.92 to $20.47		$29.30 to $31.47		$26.61		$22.85		$21.50		$24.67 to $24.96
Net Assets, End of Year	$1,823,676		$1,988,648		$1,190,000		$661,000		$195,000		$50,258
Accumulation Units Outstanding, End of Year	90,982		63,855		44,713		28,911		9,075		2,014
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30%		0.30%		0.30%		0.00%
Ratio of Investment Income to Average Net Assets	2.19%	(e)	1.71%	(e)	1.83%	(c)	1.88%	(c)	2.02%	(c)	22.59%	(c)(d)

(a)	The percentages shown for this period are not annualized.
(b)	Does not include expenses of underlying TIAA-CREF Life Fund.
(c)	Prior to 2007, Investment Income included capital gains distributions.
(d)	Annualized for periods less than one year.
(e)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(f)	These amounts represent the annualized expenses of the Sub-Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(g)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual total returns are not within the ranges presented.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-47

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TC Life International Equity Sub-Account
	For the years ended										For the period July 25, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account
	2008		2007		2006 Variable Universal Life Account		2005		2004

Total Return Lowest to Highest (g)	(50.49)% to (50.15)%		18.22% to 20.27%		29.56%		14.67%		17.36%		(0.58)% to 18.80%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$14.71 to $16.16		$29.70 to $32.42		$27.25		$21.04		$18.34		$24.86 to $25.13
Net Assets, End of Year	$1,963,576		$3,085,896		$1,263,000		$661,000		$198,000		$75,679
Accumulation Units Outstanding, End of Year	126,659		98,234		46,363		31,415		10,780		3,012
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30%		0.30%		0.30%		0.00% to 0.10%	(d)
Ratio of Investment Income to Average Net Assets	0.05%	(e)	2.56%	(e)	1.89%	(c)	2.49%	(c)	3.04%	(c)	9.23%	(c)(d)

	TC Life Large Cap Value Sub-Account
	For the years ended				For the period July 25, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(41.31)% to (40.95)%		0.02% to 8.33%		(6.54)% to 13.24%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$22.62 to $23.04		$38.53 to $39.03		$35.80 to $38.53
Net Assets, End of Year	$670,401		$779,230		$105,576
Accumulation Units Outstanding, End of Year	29,405		20,108		2,741
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	.35% to .95%		0.35% to 0.95%		0.00% to 0.08%	(d)
Ratio of Investment Income to Average Net Assets	2.18%	(e)	3.05%	(e)	69.47%	(c)(d)

	TC Life Money Market Sub-Account
	For the years ended				For the period June 30, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	1.90% to 2.501%		1.03% to 4.88%		3.02% to 3.73%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$1.09 to $1.11		$1.07 to $1.08		$1.02 to $1.03
Net Assets, End of Year	$6,983,477		$2,472,266		$1,208,669
Accumulation Units Outstanding, End of Year	6,388,862		2,295,750		1,173,465
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.01% to 0.04%	(d)
Ratio of Investment Income to Average Net Assets	2.65%	(e)	5.06%	(e)	4.14%	(c)(d)

B-48	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

	TC Life Real Estate Sub-Account
	For the years ended				For the period July 25, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(38.86)% to (38.49)%		(16.64)% to (9.11)%		(8.72)% to 16.21%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$20.87 to $21.27		$34.14 to $34.58		$37.80 to $40.96
Net Assets, End of Year	$439,390		$410,345		$70,427
Accumulation Units Outstanding, End of Year	20,909		11,966		1,719
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.00% to 0.11%	(d)
Ratio of Investment Income to Average Net Assets	6.03%	(e)	6.02%	(e)	37.84%	(c)(d)

	TC Life Small Cap Equity Sub-Account
	For the years ended				For the period July 25, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(33.07)% to (32.66)%		(6.18)% to 3.18%		(8.94)% to 11.92%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$21.91 to $22.32		$32.73 to $33.15		$31.92 to $34.88
Net Assets, End of Year	$328,336		$343,493		$47,656
Accumulation Units Outstanding, End of Year	14,857		10,432		1,366
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.35% to 0.95%		0.35% to 0.95%		0.00% to 0.09%	(d)
Ratio of Investment Income to Average Net Assets	1.81%	(e)	2.44%	(e)	72.20%	(c)(d)

	TC Life Social Choice Sub-Account
	For the years ended										For the period September 5, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account
	2008		2007		2006 Variable Universal Life Account		2005		2004

Total Return Lowest to Highest (g)	(36.69)% to (36.28)%		(2.13)% to 4.93%		14.30%		6.79%		12.05%		7.90%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$17.53 to $19.62		$27.69 to $30.80		$29.63		$25.92		$24.27		$27.15
Net Assets, End of Year	$470,803		$595,033		$368,000		$227,000		$25,000		$7,125
Accumulation Units Outstanding, End of Year	24,863		19,865		12,414		8,772		1,010		262
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30%		0.30%		0.30%		0.00%
Ratio of Investment Income to Average Net Assets	1.54%	(e)	2.35%	(e)	2.92%	(c)	2.88%	(c)	2.62%	(c)	34.54%	(c)(d)

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-49

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	TC Life Stock Index Sub-Account
	For the years ended										For the period July 31, 2006 (commencement of operations) to December 31, 2006 Intelligent Life Account
	2008		2007		2006 Variable Universal Life Account		2005		2004

Total Return Lowest to Highest (g)	(37.68)% to (37.27)%		(2.28)% to 4.85%		15.28%		5.72%		11.56%		11.08%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$20.39 to $23.51		$32.72 to $37.48		$35.74		$31.01		$29.33		$31.24
Net Assets, End of Year	$2,863,561		$3,464,102		$1,767,000		$1,035,000		$493,000		$105,602
Accumulation Units Outstanding, End of Year	130,622		97,542		49,445		33,395		16,819		3,380
Ratio of Expenses to Average Net Assets Lowest to Highest (b)(f)	0.30% to 0.95%		0.30% to 0.95%		0.30%		0.30%		0.30%		0.12%	(d)
Ratio of Investment Income to Average Net Assets	2.27%	(e)	2.47%	(e)	2.91%	(c)	2.24%	(c)	3.47%	(c)	6.62%	(c)(d)

	Calamos Growth & Income Portfolio
	For the years ended				For the period November 1, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(32.38)% to (32.18)%		1.43% to 18.55%		(6.00)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$11.43 to $11.53		$16.90 to $17.00		$14.25
Net Assets, End of Year	$178,350		$104,459		$2,664
Accumulation Units Outstanding, End of Year	15,575		6,180		187
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.01%	(d)
Ratio of Investment Income to Average Net Assets	0.96%	(e)	2.44%	(e)	0.00%

	Credit Suisse Commodity Return Strategy Portfolio
	For the years ended				For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(34.34)% to (34.15)%		1.25% to 18.69%		(2.28)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$8.01 to $8.08		$12.19 to $12.27		$10.27
Net Assets, End of Year	$47,049		$21,813		$287
Accumulation Units Outstanding, End of Year	5,870		1,787		28
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	1.42%	(e)	6.03%	(e)	0.00%

B-50	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

	Credit Suisse Global Small Cap Portfolio
	For the year ended 2008		For the period July 10, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(47.26)% to (47.09)%		(12.23)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$7.29 to $7.35		$13.82
Net Assets, End of Year	$12,567		$3,333
Accumulation Units Outstanding, End of Year	1,724		241
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	2.10%	(e)	0.00%

	Credit Suisse Small Cap Core I Portfolio
	For the year ended 2008		For the period May 8, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(35.22)% to (35.02)%		(7.48)% to (0.53)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$6.03 to $6.06		$9.31 to $9.33
Net Assets, End of Year	$14,972		$21,033
Accumulation Units Outstanding, End of Year	2,472		2,255
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.08%	(e)	0.04%	(d)(e)

	Delaware VIP Diversified Income Series—Standard Class
	For the years ended				For the period December 27, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(5.44)% to (4.87)%		4.93%		0.09%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$9.82 to $10.00		$10.38		$9.74
Net Assets, End of Year	$406,648		$15,408		$50
Accumulation Units Outstanding, End of Year	41,006		1,484		5
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	0.60%	(e)	1.53%	(e)	0.00%

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-51

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Delaware VIP International Value Equity Series—Standard Class
	For the year ended 2008		For the period February 5, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(42.97)% to (42.79)%		2.04%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$13.61 to $13.73		$23.86
Net Assets, End of Year	$71,797		$47,300
Accumulation Units Outstanding, End of Year	5,271		1,982
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	1.47%	(e)	1.44%	(d)(e)

	Delaware VIP Small Cap Value Series—Standard Class
	For the year ended 2008		For the period March 29, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(30.54)% to (30.33)%		(14.34)% to (9.55)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$21.28 to $21.47		$30.63 to $30.81
Net Assets, End of Year	$270,561		$376,365
Accumulation Units Outstanding, End of Year	12,609		12,216
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.77%	(e)	0.00%

	Franklin Income Securities Fund—Class 1
	For the years ended				For the period November 1, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(30.08)% to (29.87)%		(0.15)% to 6.92%		3.16%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$13.14 to $13.26		$18.79 to $18.91		$17.58
Net Assets, End of Year	$72,966		$48,675		$710
Accumulation Units Outstanding, End of Year	5,521		2,575		40
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	5.69%	(e)	0.27%	(e)	0.00%

B-52	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

	Franklin Small-Mid Cap Growth Securities Fund—Class 1
	For the year ended 2008	For the period February 5, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(42.89)% to (42.72)%	6.31%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$14.07 to $14.20	$24.64
Net Assets, End of Year	$44,402	$42,866
Accumulation Units Outstanding, End of Year	3,154	1,740
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%	0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	0.00%

	Mutual Shares Securities Fund—Class 1
	For the year ended 2008		For the period February 2, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(37.53)% to (37.34)%		(0.87)% to (0.11)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$13.82 to $13.95		$22.12 to $22.26
Net Assets, End of Year	$180,096		$131,220
Accumulation Units Outstanding, End of Year	12,974		5,910
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	3.89%	(e)	0.55%	(d)(e)

	Templeton Developing Markets Securities Fund—Class 1
	For the years ended				For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(53.068)% to (52.927)%		2.64% to 29.47%		9.83%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$8.38 to $8.46		$17.86 to $17.97		$13.79
Net Assets, End of Year	$69,439		$50,557		$499
Accumulation Units Outstanding, End of Year	8,261		2,829		36
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	2.88%	(e)	1.40%	(e)	0.00%

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-53

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Janus Aspen Forty Portfolio— Institutional Shares
	For the year ended 2008		For the period January 8, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(44.68)% to (44.34)%		21.62% to 35.64%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$22.49 to $22.91		$40.65 to $40.90
Net Assets, End of Year	$291,365		$43,514
Accumulation Units Outstanding, End of Year	12,844		1,066
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.16%	(e)	0.43%	(d)(e)

	Janus Aspen International Growth Portfolio—Institutional Shares
	For the years ended				For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(52.57)% to (52.28)%		12.86% to 29.47%		8.15%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$31.17 to $31.75		$65.71 to $66.12		$50.75
Net Assets, End of Year	$297,415		$88,324		$746
Accumulation Units Outstanding, End of Year	9,458		1,337		15
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	2.91%	(e)	0.95%	(e)	0.00%

	Janus Aspen Mid Cap Value Portfolio—Institutional Shares
	For the years ended				For the period December 28, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(28.45)% to (28.02)%		13.04%		(0.48)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$13.34 to $13.59		$18.64		$16.49
Net Assets, End of Year	$240,768		$46,245		$176
Accumulation Units Outstanding, End of Year	17,925		2,481		11
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	3.81%	(e)	3.74%	(e)	0.00%

B-54	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

	Janus Aspen INTECH Risk-Managed Core Portfolio—Service Shares
	For the years ended				For the period October 31, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(36.84)% to (36.65)%		2.89% to 14.10%		(6.11)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$9.07 to $9.15		$14.36 to $14.45		$12.59
Net Assets, End of Year	$59,877		$58,422		$122
Accumulation Units Outstanding, End of Year	6,591		4,065		10
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	0.79%	(e)	1.23%	(e)	0.00%

	Legg Mason Partners Variable Aggressive Growth Portfolio—Class I
	For the years ended		For the period October 11, 2006 (commencement of operations) to December 31, 2006
	2008	2007

Total Return Lowest to Highest (g)	(40.97)% to (40.79)%	(0.68)%	2.82%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$5.66 to $5.69	$9.59	$25.68
Net Assets, End of Year	$27,184	$14,225	$587
Accumulation Units Outstanding, End of Year	4,795	1,452	23
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%	0.95%	0.00%
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.00%

	Legg Mason Partners Variable Global High Yield Bond Portfolio—Class I
	For the year ended 2008		For the period May 8, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(31.48)% to (31.07)%		(4.65)% to (4.28)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$6.56 to $6.62		$9.57 to $9.61
Net Assets, End of Year	$71,474		$73,142
Accumulation Units Outstanding, End of Year	10,830		8,023
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	13.64%	(e)	12.92%	(d)(e)

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-55

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Legg Mason Partners Variable Small Cap Growth Portfolio—Class I
	For the year ended 2008	For the period February 5, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(37.86)%	(0.70)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$9.76	$16.61
Net Assets, End of Year	$14,792	$11,361
Accumulation Units Outstanding, End of Year	1,516	684
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.95%	0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	0.00%

	MFS Growth Series—Initial Class
	For the years ended			For the period November 3, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(38.01)% to (37.64)%		19.84% to 20.58%	(0.61)% to 4.55%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$15.19 to $15.48		$24.51 to $24.82	$20.45 to $20.51
Net Assets, End of Year	$75,364		$125,926	$15,757
Accumulation Units Outstanding, End of Year	4,894		5,084	771
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%	0.00%
Ratio of Investment Income to Average Net Assets	0.23%	(e)	0.00%	0.00%

	MFS Global Equity Series—Initial Class
	For the year ended 2008		For the period February 27, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(34.40)% to (34.20)%		7.63%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$10.86 to $10.96		$16.56
Net Assets, End of Year	$56,385		$7,282
Accumulation Units Outstanding, End of Year	5,157		440
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.22%	(e)	1.60%	(d)(e)

B-56	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

	MFS Investors Growth Stock Series—Initial Class
	For the year ended 2008		For the period February 5, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(37.47)%		8.78%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$7.28		$11.64
Net Assets, End of Year	$13,763		$4,230
Accumulation Units Outstanding, End of Year	1,891		363
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.31%	(e)	0.20%	(d)(e)

	MFS Utilities Series—Initial Class
	For the years ended				For the period October 11, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(38.26)% to (38.07)%		26.49%		11.59%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$22.65 to $22.86		$36.69		$29.01
Net Assets, End of Year	$41,290		$18,905		$206
Accumulation Units Outstanding, End of Year	1,820		515		7
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	1.13%	(e)	0.04%	(e)	0.00%

	Neuberger Berman Advisers Management Trust Partners Portfolio—I Class
	For the years ended				For the period December 27, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(52.84)% to (52.70)%		(1.24)% to 22.93%		(0.52)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$12.16 to $12.27		$25.78 to $25.93		$20.97
Net Assets, End of Year	$52,296		$107,889		$20
Accumulation Units Outstanding, End of Year	4,271		4,164		1
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	0.54%	(e)	1.84%	(e)	0.00%

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-57

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Neuberger Berman Advisers Management Trust Regency Portfolio—I Class
	For the year ended 2008		For the period March 29, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(46.33)% to (46.17)%		(1.15)% to 5.46%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$9.37 to $9.46		$17.46 to $17.57
Net Assets, End of Year	$23,372		$28,903
Accumulation Units Outstanding, End of Year	2,488		1,651
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	1.49%	(e)	0.63%	(d)(e)

	PIMCO VIT All Asset Portfolio—Institutional Class
	For the years ended				For the period October 31, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(16.50)% to (16.25)%		12.43%		(2.13)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$10.87 to $10.97		$13.01		$11.57
Net Assets, End of Year	$154,351		$49,709		$47
Accumulation Units Outstanding, End of Year	14,145		3,820		4
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.95%		0.00%
Ratio of Investment Income to Average Net Assets	8.40%	(e)	15.72%	(e)	0.00%

	PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class
	For the years ended				For the period December 12, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(1.63)% to (1.04)%		8.88% to 9.62%		(0.41)% to (0.07)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$13.05 to $13.30		$13.27 to $13.44		$12.19 to $12.23
Net Assets, End of Year	$326,219		$176,895		$38,049
Accumulation Units Outstanding, End of Year	24,687		13,215		3,121
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.35% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	3.53%	(e)	3.42%	(e)	0.00%

B-58	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

	PIMCO VIT Real Return Portfolio— Institutional Class
	For the year ended 2008		For the period March 29, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(7.79)% to (7.24)%		1.57% to 7.24%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$12.32 to $12.54		$13.36 to $13.44
Net Assets, End of Year	$353,619		$82,488
Accumulation Units Outstanding, End of Year	28,475		6,143
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	3.26%	(e)	6.44%	(d)(e)

	PVC Equity Income Account
	For the year ended 2008		For the period April 4, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(34.57)%		1.66%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$14.07		$21.50
Net Assets, End of Year	$18,444		$3,481
Accumulation Units Outstanding, End of Year	1,311		162
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.95%		0.95%	(d)
Ratio of Investment Income to Average Net Assets	1.96%	(e)	0.00%

	PVC MidCap Stock Account—Class 1
	For the year ended 2008		For the period February 26, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(30.24)% to (30.03)%		(14.16)% to (3.33)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$12.77 to $12.89		$18.30 to $18.42
Net Assets, End of Year	$44,905		$57,770
Accumulation Units Outstanding, End of Year	3,490		3,139
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	1.70%	(e)	0.00%

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-59

NOTES TO FINANCIAL STATEMENTS

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Jennison 20/20 Focus Portfolio—Class II
	For the year ended 2008	For the period May 24, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(39.97)% to (39.79)%	1.70% to 5.50%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$10.24 to $10.34	$17.07 to $17.17
Net Assets, End of Year	$117,601	$80,609
Accumulation Units Outstanding, End of Year	11,413	4,698
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%	0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	0.38%	(d)(e)

	Natural Resources Portfolio—Class II
	For the year ended 2008		For the period February 2, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(53.63)% to (53.35)%		5.75% to 45.92%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$30.58 to $31.15		$65.95 to $66.37
Net Assets, End of Year	$84,563		$37,327
Accumulation Units Outstanding, End of Year	2,743		564
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.18%	(e)	1.23%	(d)(e)

	Value Portfolio—Class II
	For the year ended 2008		For the period June 5, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(43.10)% to (42.93)%		(10.11)% to (7.33)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$15.20 to $15.34		$26.72 to $26.89
Net Assets, End of Year	$34,054		$44,079
Accumulation Units Outstanding, End of Year	2,223		1,640
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	1.34%	(e)	4.26%	(d)(e)

B-60	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

	Royce Capital Fund Micro-Cap Portfolio— Investment Class
	For the year ended 2008		For the period January 8, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(43.81)% to (43.64)%		(6.45)% to 5.22%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$8.73 to $8.81		$15.53 to $15.62
Net Assets, End of Year	$99,058		$51,076
Accumulation Units Outstanding, End of Year	11,321		3,275
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	4.32%	(e)	4.59%	(d)(e)

	Royce Capital Fund Small-Cap Portfolio— Investment Class
	For the year ended 2008		For the period February 2, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(27.87)% to (27.43)%		(12.61)% to (4.67)%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$7.74 to $7.88		$10.73 to $10.80
Net Assets, End of Year	$227,905		$82,015
Accumulation Units Outstanding, End of Year	29,221		7,625
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.35% to 0.95%		0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	1.14%	(e)	0.11%	(d)(e)

	Wanger International
	For the years ended				For the period October 31, 2006 (commencement of operations) to December 31, 2006
	2008		2007

Total Return Lowest to Highest (g)	(46.12)% to (45.95)%		(4.78)% to 15.03%		8.84%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$25.66 to $25.90		$47.61 to $47.92		$41.39
Net Assets, End of Year	$46,614		$59,820		$51
Accumulation Units Outstanding, End of Year	1,814		1,253		1
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%		0.65% to 0.95%		0.00%
Ratio of Investment Income to Average Net Assets	0.91%	(e)	0.11%	(e)	0.00%

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-61

NOTES TO FINANCIAL STATEMENTS

concluded

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

	Wanger Select
	For the year ended 2008	For the period February 2, 2007 (commencement of operations) to December 31, 2007

Total Return Lowest to Highest (g)	(49.54)% to (49.39)%	(7.57)% to 3.66%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$14.17 to $14.29	$28.08 to $28.25
Net Assets, End of Year	$51,440	$68,408
Accumulation Units Outstanding, End of Year	3,614	2,425
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%	0.65% to 0.95%	(d)
Ratio of Investment Income to Average Net Assets	0.00%	0.00%

	Wanger USA
	For the years ended		For the period October 31, 2006 (commencement of operations) to December 31, 2006
	2008	2007

Total Return Lowest to Highest (g)	(40.25)% to (40.08)%	4.23%	1.44%	(a)
Accumulation Unit Fair Value, End of Year Lowest to Highest	$22.44 to $22.65	$37.55	$36.03
Net Assets, End of Year	$33,480	$2,278	$48
Accumulation Units Outstanding, End of Year	1,487	61	1
Ratio of Expenses to Average Net Assets Lowest to Highest (f)	0.65% to 0.95%	0.95%	0.00%
Ratio of Investment Income to Average Net Assets	0.00%	0.00%	0.00%

B-62	Statement of Additional Information ■ Intelligent Life Survivorship VUL

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY December 31, 2008

B-64	Report of Independent Auditors
B-65	Statutory—Basis Financial Statements:
B-65	Statements of Admitted Assets, Liabilities and Capital and Surplus
B-66	Statements of Operations
B-66	Statements of Changes in Capital and Surplus
B-67	Statements of Cash Flows
B-68	Notes to Financial Statements

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

B-84	Report of Management Responsibility
B-85	Report of Independent Auditors
Statutory–Basis Financial Statements:
B-86	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-87	Statements of Operations
B-87	Statements of Changes in Capital and Contingency Reserves
B-88	Statements of Cash Flow
B-89	Notes to Statutory–Basis Financial Statements

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-63

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and surplus of TIAA-CREF Life Insurance Company (the “Company”) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on January 1, 2008, the Company adopted Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43 - Loan-backed and Structured Securities.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 27, 2009

B-64	Statement of Additional Information ■ Intelligent Life Survivorship VUL

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL

AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

	December 31,
(In thousands)	2008	2007

ADMITTED ASSETS
Bonds	$2,130,765	$2,164,565
Preferred stocks	43,899	62,836
Mortgages	80,822	87,120
Other long term investments	2,170	1,863
Cash, cash equivalents and short-term investments	104,993	61,566
Investment income due and accrued	28,000	28,225
Separate account assets	513,568	695,507
Federal income tax recoverable from TIAA	206	755
Net deferred federal income tax asset	2,196	2,506
Other assets	10,966	10,407
Total admitted assets	$2,917,585	$3,115,350

LIABILITIES, CAPITAL AND SURPLUS
Liabilities
Reserves for life and health, annuities and deposit-type contracts	$2,125,092	$2,043,643
Asset valuation reserve	908	10,326
Interest maintenance reserve	2,161	1,229
Separate account liabilities	493,427	694,131
Other liabilities	15,666	33,891
Total liabilities	2,637,254	2,783,220

Capital and Surplus
Capital (2,500 shares of $1,000 par value common stock issued and outstanding)	2,500	2,500
Additional paid-in capital	287,500	287,500
Surplus (Deficit)	(9,669)	42,130
Total capital and surplus	280,331	332,130
Total liabilities, capital and surplus	$2,917,585	$3,115,350

See notes to statutory-basis financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-65

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(In thousands)	2008	2007	2006

REVENUES
Insurance and annuity premiums and other considerations	$169,340	$171,025	$138,588
Net investment income	123,083	128,431	141,208
Total revenues	$292,423	$299,456	$279,796

EXPENSES
Policy and contract benefits	$155,949	$227,863	$391,443
Increase / (decrease) in policy and contract reserves	36,718	(121,111)	(276,425)
Operating expenses	40,429	43,988	49,299
Transfers to separate accounts, net	20,880	97,470	66,209
Other, net	22,878	26,649	24,934
Total expenses	$276,854	$274,859	$255,460

Income before federal income tax and net realized capital losses	15,569	24,597	24,336
Federal income tax expense	4,005	6,173	6,246
Net realized capital losses less capital gains taxes, after transfers to interest maintenance reserve	(73,040)	(8,326)	(811)
Net (loss) income	$(61,476)	$10,098	$17,279

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

TIAA-CREF LIFE INSURANCE COMPANY

(In thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total
Balance, December 31, 2005	$2,500	$287,500	$34,430	$324,430
Net income	—	—	17,279	17,279
Net unrealized capital losses on investments	—	—	(299)	(299)
Change in the asset valuation reserve	—	—	(1,205)	(1,205)
Change in value of seed money in separate account	—	—	228	228
Change in net deferred income tax	—	—	(139)	(139)
Change in non-admitted assets:
Deferred federal income tax asset	—	—	259	259
Balance, December 31, 2006	$2,500	$287,500	$50,553	$340,553

Net income	—	—	10,098	10,098
Net unrealized capital losses on investments	—	—	(566)	(566)
Change in asset valuation reserve	—	—	5,453	5,453
Change in value of seed money in separate account	—	—	14	14
Change in net deferred income tax	—	—	1,692	1,692
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(1,215)	(1,215)
Deferred premium asset limitation	—	—	(23,899)	(23,899)
Balance, December 31, 2007	$2,500	$287,500	$42,130	$332,130

Net loss	—	—	(61,476)	(61,476)
Net unrealized capital gains on investments	—	—	759	759
Change in asset valuation reserve	—	—	9,418	9,418
Change in value of seed money in separate account	—	—	(3)	(3)
Change in net deferred income tax	—	—	24,289	24,289
Change in non-admitted assets:
Deferred federal income tax asset	—	—	(24,599)	(24,599)
Deferred premium asset limitation	—	—	(540)	(540)
Other	—	—	(152)	(152)
Prior year income adjustment			505	505
Balance, December 31, 2008	$2,500	$287,500	$(9,669)	$280,331

SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

B-66	Statement of Additional Information ■ Intelligent Life Survivorship VUL	See notes to statutory-basis financial statements

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TIAA-CREF LIFE INSURANCE COMPANY

	For the Years Ended December 31,
(In thousands)	2008	2007	2006

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$167,633	$168,219	$133,899
Miscellaneous income	11,086	10,447	9,632
Net investment income	159,979	175,187	198,618
Total Receipts	338,698	353,853	342,149
Policy and contract benefits	155,756	227,960	388,870
Operating expenses	43,853	50,352	59,480
Federal income tax expense	3,457	3,062	8,357
Net transfers to Separate Accounts	38,763	98,701	58,926
Total Disbursements	241,829	380,075	515,633
Net cash from operations	96,869	(26,222)	(173,484)

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	692,794	657,595	667,523
Stocks	3,853	17,166	7,515
Mortgages	9,511	19,419	67,372
Miscellaneous proceeds	75	30	(2)
Cost of investments acquired:
Bonds	752,219	553,737	375,728
Stocks	2,800	46,656	3,346
Mortgages	—	—	40,614
Miscellaneous applications	3,093	1,779	—
Net increase in contract loans and premium notes	276	311	368
Net cash from investments	(52,155)	91,727	322,352

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	13,995	(104,539)	(69,975)
Other cash (applied) provided	(15,282)	(12,578)	33,246
Net cash from financing and other	(1,287)	(117,117)	(36,729)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	43,427	(51,612)	112,139
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	61,566	113,178	1,039

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$104,993	$61,566	$113,178

See notes to statutory-basis financial statements	Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-67

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY  ■  DECEMBER 31, 2008

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company (“TIAA-CREF Life” or the “Company”) on May 1, 1998. TIAA-CREF Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2008, the Company was licensed in 51 jurisdictions.

The Company issues non-qualified annuity contracts with fixed and variable components, fixed and variable universal life contracts, funding agreements, term insurance and single premium immediate annuities.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The Company’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department. The additional reserves arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables. The deferred premium asset limitation results from the Department requiring that any deferred premium asset established along with the corresponding mean reserve should be reduced by the proportionate amount reinsured on a coinsurance basis. The deferred premium asset for reinsurance is adjusted based upon the premium mode of the direct policy.

In thousands	2008	2007	2006
Net (Loss) Income, New York SAP	$(61,476)	$10,098	$17,279
Difference in Reserves for:
Term Conversions	80	105	175
Deferred and Payout Annuities issued after 2000	(2)	(2)	8
Net (Loss) Income, NAIC SAP	$(61,398)	$10,201	$17,462
Capital and Surplus, New York SAP	$280,331	$332,130	$340,553
Deferred Premium Asset Limitation	24,440	23,899	—
Difference in Reserves for:
Term Conversions	944	864	759
Deferred and Payout Annuities issued after 2000	4	6	8
Capital and Surplus, NAIC SAP	$305,719	$356,899	$341,320

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized, as follows.

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investments sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

B-68	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax asset expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income taxes;

•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

Application of Accounting Pronouncements: For reporting periods beginning on or after January 1, 2009, SSAP 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities establishes statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement shall be accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods are required, similar to a change in accounting estimate. The Company elected to early adopt SSAP 98 which resulted in an additional $12,378 thousand of realized losses being recognized at December 31, 2008.

For reporting periods ending on or after December 31, 2007, SSAP No. 97, Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities. SSAP 97 clarified the bases that a company could use to value its equity investment in its investment subsidiaries. SSAP 97 did not have an impact on the Company’s statutory financial statements.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must provide for timely settlement of amounts owed, with a specific due date. SSAP 96 did not have an impact on the Company’s statutory financial statements.

For reporting periods beginning after January 1, 2007, SSAP No. 95, Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28—Nonmonetary Transactions, was implemented. This statement established statutory accounting principles for nonmonetary transactions and requires that exchanges of nonmonetary assets shall generally be based on the fair value of the assets (or services) involved. The cost of a nonmonetary asset acquired in exchange for another nonmonetary asset is the fair value of the asset surren-

dered to obtain it, and a gain or loss should be recognized on the exchange. SSAP 95 did not have a significant impact on the Company’s statutory financial statements.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase, are stated at amortized cost.

Bonds: Bonds not backed by loans and not impaired are stated at amortized cost using the interest method. Bonds not backed by loans that are held for sale and NAIC designations 6 and 6Z are valued at the lower of amortized cost or fair value. For other than temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default, are stated at amortized cost. The retrospective approach is used to determine the carrying amount of loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. The prospective approach is used to determine the carrying amount of interest only securities, securities for which an other than temporary impairment has been recognized, or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of the acquisition. Loan-backed securities and structured securities held for sale are stated at the lower of amortized cost or fair value. Loan-backed securities and structured securities in default are valued at the lower of amortized cost or fair value. Prepayment assumptions for loaned-backed securities and structured securities are obtained from external data services or internal estimates.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-69

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Common Stock: Unaffiliated common stocks are stated at market value.

Preferred Stock: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6 which are stated at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Seed money investments in the separate account, which are included in Separate Account Assets in the accompanying balance sheets, are stated at fair value.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counter party credit quality. The Company uses derivative instruments for hedging, and income generation purposes. Derivatives used by the Company include foreign currency swaps and interest rate swaps. See Note 10.

Non-Admitted Assets: Certain investment balances and corresponding investment income due and accrued may be designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and can-

not be included in the life insurance company’s balance sheets filed with the Department. The Company had no investment-related non-admitted assets at December 31, 2008 or 2007. Income on bonds in default is not accrued and therefore, is not included in the non-admitted totals. Certain non-investment assets, such as deferred federal income tax (“DFIT”) assets, are also designated non-admitted assets. The non-admitted portion of the DFIT asset was $34,909 thousand and $10,310 thousand at December 31, 2008 and 2007, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Policy and Contract Reserves: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 4.00% to 6.75% and averaging approximately 4.53%), mortality and other risks insured. Such reserves are designed to be sufficient for all contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holders.

Asset Valuation Reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, mortgages, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as a change in surplus on the Statements of Changes in Capital and Surplus. No voluntary contributions were made in either 2008 or 2007.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP, which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Capitalization Policy: The capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase cost of similar items.

Premiums Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

B-70	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

Note 3—long term bonds and preferred stocks

The amortized cost and estimated fair values, and the unrealized gains and losses of long-term bonds and preferred stocks at December 31, 2008 and 2007, are shown below (in thousands):

	Gross Unrealized
	Cost*	Gains	Losses	Estimated Fair Value
December 31, 2008
U.S. Government	$12,443	$3,714	$—	$16,157
All Other Governments	—	—	—	—
States, Territories & Possessions	17,742	57	(760)	17,039
Special Revenue & Special Assessment,
Non-guaranteed Agencies & Government	196,832	5,737	(812)	201,757
Public Utilities	344,491	5,516	(12,503)	337,504
Industrial & Miscellaneous	1,559,353	15,339	(187,576)	1,387,116
Total Bonds	2,130,861	30,363	(201,651)	1,959,573

Preferred Stocks	43,899	—	(13,633)	30,266
Total Bonds and Preferred Stocks	$2,174,760	$30,363	$(215,284)	$1,989,839

December 31, 2007
U.S. Government	$12,530	$1,957	$—	$14,487
All Other Governments	4,995	—	(20)	4,975
Special Revenue & Special Assessment,
Non-guaranteed Agencies & Government	189,336	2,140	(781)	190,695
Public Utilities	162,790	805	(1,688)	161,907
Industrial & Miscellaneous	1,795,362	15,743	(36,480)	1,774,625
Total Bonds	2,165,013	20,645	(38,969)	2,146,689

Preferred Stocks	63,186	665	(2,727)	61,124
Total Bonds and Preferred Stocks	$2,228,199	$21,310	$(41,696)	$2,207,813

*	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

IMPAIRMENT REVIEW PROCESS

All securities are subjected to the Company’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS AND PREFERRED STOCKS

The gross unrealized losses and estimated fair values for securities, by the length of time that individual securities had been in a continuous unrealized loss position for 2008 and 2007 are shown in the table below (in thousands):

	Cost*	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Less than twelve months:
Bonds	$934,458	$(73,565)	$860,893
Preferred Stocks	20,101	(5,310)	14,791
Total less than twelve months	954,559	(78,875)	875,684
Twelve months or more:
Bonds	518,356	(128,086)	390,270
Preferred Stocks	23,798	(8,323)	15,475
Total twelve months or more	542,154	(136,409)	405,745
Total—All bonds and preferred stocks	$1,496,713	$(215,284)	$1,281,429

December 31, 2007
Less than twelve months:
Bonds	$477,441	$(20,509)	$456,932
Preferred Stocks	29,905	(1,753)	28,152
Total less than twelve months	507,346	(22,262)	485,084
Twelve months or more:
Bonds	728,723	(18,460)	710,263
Preferred Stocks	10,017	(974)	9,043
Total twelve months or more	738,740	(19,434)	719,306
Total—All bonds and preferred stocks	$1,246,086	$(41,696)	$1,204,390

*	Amortized cost for bonds and original cost for preferred stocks net of cumulative recorded other-than-temporary impairments.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in finance (26%), commercial mortgage-backed securities (14%), asset-backed securities (9%), oil & gas (9%), public utilities (8%), manufacturing (7%), mining (7%), real estate investment trusts (7%), communication (5%), transportation (4%) and other securities (4%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 12 bonds and 2 preferred stocks where the gross unrealized loss was greater than $1 million at December 31, 2008. These 14 investments represented 35% or $27.3 million in the aggregate of the total unrealized loss of $78.9 million.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (46%), asset-backed securities (19%), finance (13%),

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-71

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

manufacturing (5%), public utilities (5%), transportation (3%), oil & gas (3%), mining (2%), services (2%) and other securities (2%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 26 bonds and 3 preferred stocks where the gross unrealized loss was greater than $1 million at December 31, 2008. These 29 investments represented 69% or $94.5 million in the aggregate of the total unrealized loss of $136.4 million.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in finance (37%), commercial mortgage-backed securities (33%), asset-backed securities (10%), manufacturing (5%), mortgage-backed securities (4%), transportation (4%), public utilities (2%), oil & gas (2%) and other securities (3%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 3 bonds where the gross unrealized loss was greater than $1 million at December 31, 2007. These investments represented 18% or $3.9 million in the aggregate of the total unrealized loss of $22.3 million.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (24%), finance (24%), mortgage- backed securities (13%), asset-backed securities (12%), public utilities (8%), manufacturing (5%), oil & gas (4%), services (3%), communication (2%), mining (2%), transportation (2%) and other securities (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company holds 2 bonds where the gross unrealized loss was greater than $1 million at December 31, 2007. These investments represented 12% or $2.4 million in the aggregate of the total unrealized loss of $19.4 million.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields caused principally by an extensive widening of credit spreads at December 31, 2008 resulting from diminished market liquidity as opposed to a long-term deterioration in credit quality. The Company currently intends and has the ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other-than temporarily impaired.

SCHEDULED MATURITIES OF BONDS

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2008, by contractual maturity, are shown below (in thousands):

	Carrying Value	Estimated Fair Value
Due in one year or less	$272,201	$270,214
Due after one year through five years	840,705	804,091
Due after five years through ten years	210,211	200,794
Due after ten years	259,852	238,084
Subtotal	1,582,969	1,513,183
Residential mortgage-backed securities	215,016	220,166
Commercial mortgage-backed securities	152,839	79,205
Asset-backed securities	179,941	147,019
Total	$2,130,765	$1,959,573

Bonds, not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table are NAIC 6 and 6Z long-term bond investments totaling approximately $24,259 thousand of which $4,813 thousand are categorized as one year or less, $12,331 thousand are categorized as due after one year through five years, $4,363 thousand are categorized as due after ten years and $1,751 thousand are categorized as residential mortgage-backed securities and $1,001 thousand are categorized as asset-backed securities.

Included in the preceding table under asset-backed securities is the Company’s exposure to sub-prime mortgage investments totaling $45,483 thousand. Ninety-eight percent (98%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

BOND CREDIT QUALITY AND DIVERSIFICATION

At December 31, 2008 and 2007, approximately 98.0% and 97.5%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2008	2007
Public utilities	16.9%	12.7%
Finance and financial services	16.4	22.1
Manufacturing	11.9	11.2
Residential mortgage-backed securities	10.1	11.2
Asset-backed securities	8.5	6.2
Oil and gas	7.6	5.6
Commercial mortgage-backed securities	7.2	9.0
Communication	6.0	7.6
Services	4.3	3.7
Transportation	2.9	2.7
Retail and wholesale trade	2.5	3.4
REIT	1.9	1.4
Mining	1.9	0.8
US, Canada, Other Government	1.4	1.7
Revenue and Special Obligation	0.5	0.7
Total	100.0%	100.0%

The Company acquired bonds and stocks through exchanges aggregating $24,463 thousand and $ 0 during the year ended December 31, 2008 and 2007, respectively. When exchanging securities, the Company generally accounts for assets at their fair value or at the book value if lower unless the exchange was as a result of restricted securities under SEC rule 144A exchanged for unrestricted securities, which are accounted for at book value.

For the years ended December 31, 2008 and 2007, the carrying amount of bonds and stocks denominated in foreign currency was $ 0 and $9,395 thousand, respectively.

Debt securities amounting to approximately $8,674 thousand and $8,754 thousand at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company uses a third party proprietary system in determining the market value of its loan-backed and structured securities.

B-72	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

In 2008, in accordance with SSAP 43, the Company changed from the retrospective to the prospective method due to negative yields and early adopted SSAP 98 in the fourth quarter on securities totaling $2,517 thousand carrying value. The change resulted in an additional $12,378 thousand of realized losses being recognized at December 31, 2008.

The Company does not have any restricted preferred stock.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. The Company did not originate conventional loans or acquire mezzanine loans during 2008.

MORTGAGE IMPAIRMENT REVIEW PROCESS

The Company monitors the effects of current and expected market conditions and other factors on the collectibility of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2008, and 2007 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in thousands):

	2008	2007	2006
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	—	—	—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	—	4,964	16,560
Related write-downs for other-than-temporary impairments	—	(3,000)	(326)
Average investments in impaired mortgages	2,037	11,912	1,380
Interest income recognized on impaired mortgages during the period	170	596	762
Interest income recognized on a cash basis during the period	197	649	783

MORTGAGE DIVERSIFICATION

At December 31, 2008 and 2007, the carrying values of mortgage investments were diversified by property type and geographic region, as follows:

	2008	2007
Property Type
Shopping centers	47.3%	44.5%
Office building	45.9	49.1
Apartments	6.8	6.4
Total	100.0%	100.0%

	2008	2007
Geographic Region
South Atlantic	33.6%	32.0%
North Central	25.5	23.7
Pacific	22.8	21.5
Mountain	11.3	10.7
South Central	6.8	6.4
Middle Atlantic	—	5.7
Total	100.0%	100.0%

At December 31, 2008, 25.5% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 23.2% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region. At December 31, 2007, 23.7% of the mortgage portfolio was invested in Ohio in the North Central region and approximately 21.9% of the mortgage portfolio was invested in District of Columbia in the South Atlantic region.

SCHEDULED MORTGAGE MATURITIES

At December 31, 2008, the contractual maturity schedule of mortgages is shown below (in thousands):

Carrying Value
Due in one year or less	$19,073
Due after one year through five years	55,341
Due after five years through ten years	2,727
Due after ten years	3,681
Total	$80,822

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgages with restructured or modified terms at December 31, 2008 and 2007. For the years ended December 31, 2008, 2007 and 2006 the investment income earned on such mortgages was $ 0. When restructuring mortgages, the Company generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more that 180 days past due at December 31, 2008 or 2007.

During 2008, the Company did not reduce the interest rate of outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2008 and 2007.

The Company has no mortgages denominated in foreign currency for the years ended December 31, 2008 and 2007.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-73

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—subsidiaries and affiliates

The Company is a direct wholly-owned insurance subsidiary of TIAA, an insurance company domiciled in the State of New York. TIAA-CREF Life Insurance Agency (“Agency”) is the sole operating subsidiary of TIAA-CREF Life. The Company has no investments in subsidiary, controlled and affiliated entities that exceed 10% of its admitted assets. To conform to the NAIC Annual Statement presentation, the Agency carrying values of $1,077 thousand and $1,046 thousand for December 31, 2008 and 2007, respectively, are reported as other invested assets. The carrying value of Agency was not impaired for the years ended December 31, 2008 or 2007. During 2008 and 2007, there was no net amount due from insurance subsidiaries and affiliates.

Note 6—other long-term investments

The Company’s carrying value of other long-term investments, which are primarily the interest in Agency, contract loans, derivatives, and investments in process, at December 31, 2008 and 2007 was $2,170 thousand, and $1,863 thousand, respectively.

Note 7—commitments

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgages and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. At December 31, 2008, the Company had no outstanding commitments to fund future investments.

Note 8—investment income and capital gains and losses

Net Investment Income: The components of net investment income were as follows (in thousands):

	2008	2007	2006
Bonds	$115,087	$118,576	$131,774
Stocks	4,128	3,015	1,191
Mortgages	3,765	5,420	7,345
Cash, cash equivalents and short-term investments	1,893	4,768	2,532
Other long-term investments	(95)	(207)	397
Total gross investment income	124,778	131,572	143,239
Less investment expenses	(3,011)	(2,985)	(3,240)
Net investment income before amortization of net IMR gains (losses)	121,767	128,587	139,999
Amortization of net IMR gains (losses)	1,316	(156)	1,209
Net investment income	$123,083	$128,431	$141,208

Due and accrued income is excluded from surplus on the following basis: 1) Bonds—income due and accrued on bonds NAIC designation 6 and 6Z or that is over 90 days past due, 2) Mortgages—income due and accrued with amounts greater than the excess of the property value over the unpaid principal balance and on mortgages in default more than eighteen months. Total due and accrued income excluded from net income was $2 thousand during 2008 and $ 0 for the years ended December 31, 2007 and 2006.

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in thousands):

	2008	2007	2006
Bonds	$(52,575)	$(6,211)	$(2,531)
Stocks	(18,417)	(746)	—
Mortgages	3,217	(2,938)	(326)
Derivative instruments	(3,093)	(1,779)	—
Cash, cash equivalent and short-term investments	76	29	(2)
Total before capital gains taxes and transfers to the IMR	(70,792)	(11,645)	(2,859)
Transfers to the IMR	(2,248)	3,319	1,986
Capital gains tax	—	—	62
Net realized capital losses less capital gains taxes, after transfers to the IMR	$(73,040)	$(8,326)	$(811)

Reflected in the table above as realized capital losses are write-downs of bonds resulting from impairments that are considered to be other-than-temporary that were $48,451 thousand, $7,643 thousand and $1,324 thousand at December 31, 2008, 2007 and 2006, respectively. Write-downs of preferred stocks resulting from impairments that are considered to be other-than-temporary were $15,778 thousand, $650 thousand and $0 at December 31, 2008, 2007 and 2006, respectively. Write-downs of mortgages resulting from impairments that are considered to be other-than-temporary were $0, $3,000 thousand and $326 thousand at December 31, 2008, 2007 and 2006, respectively.

Proceeds from sales of long-term bond investments during 2008, 2007 and 2006 were $55,617 thousand, $42,587 thousand and $146,587 thousand, respectively. Gross gains of $1,775 thousand, $130 thousand and $2,534 thousand, and gross losses, excluding impairments considered to be other-than-temporary, of $12,568 thousand, $597 thousand and $3,809 thousand were realized on these sales during 2008, 2007 and 2006, respectively.

Unrealized Capital Gains and Losses: For 2008, 2007 and 2006, the net change of unrealized capital gains/(losses) in investments, resulting in a net increase/(decrease) in valuation of investments was approximately $759 thousand, $(566) thousand and $(299) thousand, respectively.

Note 9—disclosures about fair value of financial instruments

FAIR VALUE MEASUREMENTS

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party vendor or internally calculated. These

B-74	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SFAS 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

•

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in thousands):

	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds	$—	$—	$—	$—
Stocks	—	—	—	—
Sub-total bonds and stocks	—	—	—	—
Derivatives	—	—	—	—
Separate accounts	483,059	29,015	—	512,074
Total assets at fair value	483,059	29,015	—	512,074

Liabilities at fair value:
Derivatives	—	(56)	—	(56)
Total liabilities at fair value	$—	$(56)	$—	$(56)

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2008. The following table summarizes the changes in assets measured at fair value on a non-recurring basis as of December 31, 2008 (in thousands):

	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$25,076	$3,042	$(30,131)
Preferred Stock	310	3,979	—	(15,256)
Sub-total	$310	$29,055	$3,042	$(45,387)

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 financial assets

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 financial assets

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Separate account assets carried on a recurring basis in Level 2 consist principally of corporate bonds. Preferred stocks in Level 2 are those carried on a lower of cost or market basis where daily trade prices are not available for identical securities.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Derivatives. Amounts classified in Level 2 represent over-the-counter instruments such as swap contracts that do not qualify for hedge accounting. Fair values for these instruments are determined internally using market observable inputs including forward currency and interest rate curves and widely published market observable indices. Credit risk related to the counterparty is considered when estimating the fair values of these derivatives.

Level 3 financial assets

A bond classified as Level 3 on a non-recurring basis consists of a floating rate corporate bond which was priced manually using unobservable inputs.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2008 and 2007 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

In thousands	Carrying Value	Estimated Fair Value

December 31, 2008
Assets
Bonds	$2,130,765	$1,959,573
Preferred Stocks	43,899	30,266
Mortgages	80,822	75,248
Cash, cash equivalents and short-term investments	104,993	104,993
Contract loans	1,093	1,093
Separate account assets	513,568	513,568
Liabilities
Liability for deposit-type contracts	887,434	887,434
Derivative financial instruments	56	56
Separate account liabilities	493,427	493,427

December 31, 2007
Assets
Bonds	$2,164,565	$2,146,689
Preferred Stocks	62,836	61,124
Mortgages	87,120	87,517
Cash, cash equivalents and short-term investments	61,566	61,566
Contract loans	818	818
Separate account assets	695,507	695,507
Liabilities
Liability for deposit-type contracts	808,995	808,995
Derivative financial instruments	3,422	3,422
Separate account liabilities	694,131	694,131

Valuation techniques or pricing sources for each instrument type are as follows:

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying value and estimated fair value of publicly traded and privately placed bonds at December 31 were as follows (in thousands):

	2008		2007
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$1,726,164	$1,604,187	$1,691,897	$1,676,411
Privately placed bonds	404,601	355,386	472,668	470,278
Total bonds	$2,130,765	$1,959,573	$2,164,565	$2,146,689

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Cash, Cash Equivalents, Short-Term Investments and Contract Loans: The carrying values were considered reasonable estimates of fair value.

Insurance and Annuity Contracts: The Company’s insurance and annuity contracts entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value. The carrying value is payable upon demand.

Derivative Financial Instruments: The fair value of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair value of foreign currency swap and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates provided by the Company’s counter-parties.

Separate Accounts: Separate account assets are carried at market value.

Note 10—derivative financial instruments

The Company uses derivative instruments for hedging and income generation. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counter party credit quality on an ongoing basis. The Company does not require cash collateral on derivative instruments. The Company’s counter party credit risk is

B-76	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

limited to the net positive fair value of its derivative positions for each individual counter party, unless otherwise described below.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter party risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value according to accounting guidance. Net realized losses on foreign currency swap positions for the year ended December 31, 2008 were $3.1 million.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These con-

tracts are designated as cash flow hedges and allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counter party risk. The Company also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counter party at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are reflected in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value. During 2008, there were no realized gains or losses on interest rate swaps.

		2008			2007
		(in thousands)
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	$—	$—	$—	$—	$—	$—
	Liabilities	—	—	—	6,047	(3,332)	(3,332)
	Subtotal	—	—	—	6,047	(3,332)	(3,332)
Interest rate swap contracts	Assets	—	—	—	—	—	—
	Liabilities	4,000	(56)	(56)	4,000	(90)	(90)
	Subtotal	4,000	(56)	(56)	4,000	(90)	(90)
Total Derivatives	Assets	—	—	—	—	—	—
	Liabilities	4,000	(56)	(56)	10,047	(3,422)	(3,422)
	Total	$4,000	$(56)	$(56)	$10,047	$(3,422)	$(3,422)

Note 11—separate accounts

The Company’s Separate Account VA-1 (“VA-1”) was established as a separate account of the Company on July 27, 1998 to fund individual non-qualified variable annuities. It currently funds the Personal Annuity Select, Intelligent Variable Annuity, Lifetime Variable Select, Individual Flexible Premium Variable Annuities, and Single Premium Immediate Annuities. VA-1 is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. All of its assets are invested in an underlying portfolio of mutual funds.

Most of the contracts offered through VA-1 include a nominal guaranteed minimum death benefit. The Separate Account offers full or partial withdrawal at market value with no surrender charge. The assets of these accounts are carried at market value.

The Company’s Separate Account VLI-1 (“VLI-1”) is a unit investment trust and was organized May 23, 2001. It was established under New York Law for the purpose of issuing and funding flexible premium variable universal life insurance policies.

The Company provides mortality and expense guarantees to VA-1 and VLI-1, for which it is compensated. The Company also guarantees that expense charges to VLI-1 participants will never rise above the maximum amount stipulated in the contract.

Although the Company owns the assets of the separate accounts, and the obligations under the contracts are obligations of the Company, the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to the Company’s other income, gains or losses. Under New York law, the separate account cannot be charged with liabilities incurred by any other than the Company’s separate account or other business activity the Company may undertake.

The Company’s Separate Account Investment Horizon Annuity (“IHA”) was established on July 23, 2008, as an individual flexible premium modified guaranteed annuity contract. The Company owns all of the assets related to the separate account and all of the investment performance. The assets of this account are carried at market value.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-77

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in thousands):

	December 31, 2008
	*Non-indexed less than or equal to 4%	**Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$10,250	$680	$103,615	$114,545
Reserves at 12/31/08 for accounts with assets at:
Market value	10,172	696	483,286	494,154
Amortized cost	—	—	—	—
Total Reserves	$10,172	$696	$483,286	$494,154

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$2,820	$696	$—	$3,516
At BV without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	—	—	483,286	483,286
At BV without MV adjustment and with current surrender charge less than 5%	7,352	—	—	7,352
Subtotal	10,172	696	483,286	494,154
Not subject to discretionary withdrawal	—	—	—	—
Total Reserves	$10,172	$696	$483,286	$494,154

*	Includes annuities whose credited rate will be at or below 4% during 2009.
**	Includes annuities whose credited rate will be above 4% throughout 2009.

	December 31, 2007
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$—	$—	$131,071	$131,071
Reserves at 12/31/07 for accounts with assets at:
Market value	—	—	694,225	694,225
Amortized cost	—	—	—	—
Total Reserves	$—	$—	$694,225	$694,225

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$—	$—	$—	$—
At BV without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	—	—	694,225	694,225
At BV without MV adjustment and with current surrender charge less than 5%	—	—	—	—
Subtotal	—	—	694,225	694,225
Not subject to discretionary withdrawal	—	—	—	—
Total Reserves	$—	$—	$694,225	$694,225

	December 31, 2006
	Non-indexed less than or equal to 4%	Non-indexed more than 4%	Non-guaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended:	$—	$—	$144,088	$144,088
Reserves at 12/31/06 for accounts with assets at:
Market value	—	—	562,814	562,814
Amortized cost	—	—	—	—
Total Reserves	$—	$—	$562,814	$562,814

By withdrawal characteristics:
Subject to discretionary withdrawal:
With MV adjustment	$—	$—	$—	$—
At BV without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	—	—	562,814	562,814
At BV without MV adjustment and with current surrender charge less than 5%	—	—	—	—
Subtotal	—	—	562,814	562,814
Not subject to discretionary withdrawal	—	—	—	—
Total Reserves	$—	$—	$562,814	$562,814

B-78	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in thousands):

	2008	2007	2006
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$297,395	$321,631	$233,215
Transfers from Separate Accounts	(276,707)	(223,816)	(167,646)
Net transfers to or (from) Separate Accounts	20,688	97,815	65,569

Reconciling Adjustments:
Fund transfer exchange gain/(loss)	192	(345)	640
Transfers as reported in the Statements of Operations of the Life, Accident & Health Annual Statement	$20,880	$97,470	$66,209

Note 12—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA’s costs for providing such services. The Company also reimburses TIAA, at cost, on a quarterly basis for certain investment management services, according to the terms of an Investment Management Agreement.

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The total capital stock owned by and net paid-in-capital received from TIAA is $290 million.

The Company maintains a $100 million unsecured 364-day revolving line of credit with TIAA. As of December 31, 2008, $30 million of this facility was maintained on a committed basis for which the Company paid a commitment fee of 3 basis points on the undrawn committed amount. During 2008, there were 17 draw downs totaling $41 million which were repaid by December 31, 2008. As of December 31, 2008 outstanding principal plus accrued interest was $0.

The Company subcontracts administrative services for VA-1 and VLI-1 to TIAA pursuant to an Amended and Restated Service Agreement. Teachers Personal Investor Services, a subsidiary of TIAA-CREF Enterprises, Inc. (“Enterprises”) and TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, are authorized to distribute contracts for VA-1, VLI-1 and IHA.

Services for funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between the Company and TFI.

Note 13—federal income taxes

Beginning January 1, 1998, the Company began filing a consolidated federal income tax return with its parent and its affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to the limitations imposed under the Internal Revenue Code (“Code”). Amounts due from TIAA for federal income taxes were $206 thousand and $755 thousand at December 31, 2008 and 2007, respectively. The affiliates that file a consolidated federal income tax return with TIAA-CREF Life and its parent are as follows:

TIAA-CREF Enterprises, Inc.

Dan Properties, Inc.

JV Georgia One, Inc.

Teachers Michigan Properties, Inc.

JV Minnesota One, Inc.

JWL Properties, Inc

Liberty Place Retail, Inc.

MOA Enterprises, Inc.

ND Properties, Inc.

Savannah Teachers Properties, Inc.

TCT Holdings, Inc.

Teachers Advisors, Inc.

Teachers Boca Properties II, Inc.

Teachers Pennsylvania Realty, Inc.

Teachers Personal Investors Service, Inc.

T-Investment Properties Inc.

T-Land Corp.

WRC Properties, Inc.

TIAA-CREF Tuition Financing, Inc.

TIAA-CREF Trust Company, FSB

MOA Investors I, Inc.

730 Texas Forest Holdings, Inc.

TIAA Global Markets, Inc.

T-C Sports Co., Inc.

TIAA Board of Overseers

TIAA Realty, Inc.

TIAA Park Evanston, Inc.

Port Northwest IV Corporation

The components of TIAA-CREF Life’s net deferred tax asset are as follows (in thousands):

	2008	2007	Change
Gross deferred tax assets	$37,105	$12,816	$24,289
Gross deferred tax liabilities	—	—	—
Net deferred tax asset	37,105	12,816	24,289
Deferred tax assets, non-admitted	(34,909)	(10,310)	(24,599)
Net deferred tax asset, admitted	$2,196	$2,506	$(310)

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-79

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows (in thousands):

	2008	2007
Deferred tax assets:
Investments	$19,997	$1,049
Deferred acquisition costs	9,142	9,592
Differences between statutory and tax reserves	688	758
Capital loss carryover	7,270	1,407
Other	8	10
Total deferred tax assets	37,105	12,816
Non-admitted deferred tax assets	(34,909)	(10,310)
Admitted deferred tax assets	2,196	2,506
Deferred tax liabilities	—	—
Net admitted deferred tax asset	$2,196	$2,506

A reconciliation of TIAA-CREF Life statutory tax rate to actual federal income tax rate was as follows (in thousands):

	For the Years Ended December 31,
	2008	2007	2006
Net gain from operations	$15,569	$24,597	$24,336
Realized capital losses inclusive of OTTI	(70,792)	(11,644)	(2,860)
Statutory rate	35%	35%	35%
Tax at statutory rate	$(19,328)	$4,534	$7,517
Deferred acquisition costs less amortization	(636)	(534)	(729)
Amortization of interest maintenance reserve	(461)	55	(423)
Net increase in reserves	(70)	379	50
True-up of prior year’s tax	116	(373)	(137)
Foreign exchange gain/(loss)	32	(1,038)	(114)
Market discount adjustment	177	(340)	(571)
Separate account net income	(568)	(298)	(246)
Prepayment penalty	(101)	(305)	(102)
Other adjustments	67	18	—
Book/tax capital loss differences deferred for tax	18,860	3,559	111
Capital loss carry forward	5,917	516	890
Current federal income tax expense	$4,005	$6,173	$6,246
Current effective tax rate	(7)%	48%	29%
Deferred federal income tax expense (benefit)	$310	$(477)	$(120)
Deferred effective tax rate	(1)%	(4)%	(1)%
Total federal income tax expense	$4,315	$5,696	$6,126
Total federal effective tax rate	(8)%	44%	28%

The Company incurred $16,905 thousand of tax basis capital losses in 2008. In addition, the Company has a $3,865 thousands capital loss from 2007. The Company has net capital losses carry forwards which will expire as follows: 2011 through 2013, $20,770 thousand.

The Company’s gross deferred tax assets are primarily attributable to differences in required reserves, capitalization of deferred acquisition costs required by the Code and write-downs of securities that are deferred for tax purposes.

The Company incurred federal taxes in the current or preceding years that are available for recoupment in the event of future net losses, as follows (in thousands):

Year	Tax Incurred
2006	$6,010
2007	$6,661
2008	$3,889

As of December 31, 2008 and 2007, the Company had no net operating loss carry forward for tax purposes.

Interpretation No. 48, Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109 (“FIN 48”). Fin 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open years as of the effective date. Management has evaluated the Company’s tax position under the principles of FIN 48, and does not have to record any uncertain tax benefits as of December 31, 2008 or 2007.

Note 14—pension plan and postretirement benefits

The Company has no employees. The Company’s parent, TIAA allocates employee benefit expenses based on salaries attributable to the Company. The Company’s share of net expense for the qualified defined contribution plan was approximately $1,799 thousand, $1,679 thousand and $2,054 thousand for 2008, 2007 and 2006, respectively and for other postretirement benefit plans was $200 thousand, $217 thousand and $327 thousand for 2008, 2007 and 2006, respectively.

Note 15—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

Personal Annuity Select (“PAS”), a deferred annuity, and Funding Agreements (“FA”) represent 93% of the total General Account reserves in the Company. The general account reserves for these products are established using Commissioners Annuity Reserve Valuation Method (“CARVM”) in accordance with the Standard Valuation Law, NY Regulation 151, Actuarial Guideline 33 and Actuarial Guideline 34. In addition, a reserve is maintained in the general account for the PAS’s, the Lifetime Variable Select’s (“LVS”) and the Intelligent Variable Annuity’s (“IVA”) Guaranteed Minimum Death Benefit (“GMDB”) provisions. The reserve for the GMDB is calculated on a seriatim basis in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $2,949 thousand and $771 thousand at December 31, 2008 and 2007 respectively.

For the product, Lifetime Fixed V, base reserves are calculated in accordance with the CARVM as the greatest present values, at the date of valuation, of all future benefits provided for by the contract on any day of each respective contract year. Reserves

B-80	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

are based on the Annuity 2000 Table and interest rates on an issue year basis, varying by benefit type.

For deferred annuities in the pay out stage, Single Premium Immediate Annuities (“SPIA”) and supplementary contracts, the path of future guaranteed benefits with the highest present value is used to set policy reserves. For most fixed period annuity contracts (except for certain issues prior to 2002), this present value is calculated using the maximum statutory valuation interest rate for SPIA. Life annuity contracts are valued based on the Annuity 2000 table, and the maximum valuation interest rates on an issue year basis.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (in thousands):

	2008		2007
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value without adjustment	$2,007,476	79.5%	$1,933,003	72.6%
At book value less current surrender charge of 5% or more	674	0.0%	1,133	0.0%
At fair value	465,040	18.4%	676,409	25.5%
Not subject to discretionary withdrawal	53,721	2.1%	50,913	1.9%
Total (gross)	2,526,911	100.0%	2,661,458	100.0%
Reinsurance ceded	—		—
Total (net)	$2,526,911		$2,661,458

Annuity reserves and deposit-type contract funds for the year ended December 31 are as follows (in thousands):

	2008	2007
General Account:
Total annuities (excluding supplementary contracts with life)	$1,163,458	$1,140,701
Supplementary contracts with life contingencies	678	694
Miscellaneous reserves, GMDB	2,949	771
Deposit-type contracts	887,434	842,883
Subtotal	2,054,519	1,985,049
Separate Accounts:
Annuities	472,392	676,409
Total	$2,526,911	$2,661,458

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table or 2001 CSO Table and interest rates of 4.5% and 4.0%. Term conversion reserves are based on TIAA term conversion mortality experience and interest at 4.0%.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and are set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company had no policies where the surrender values were in excess of the legally computed reserves at December 31, 2008 and December 31, 2007, respectively. As of December 31, 2008 and 2007, the Company had $21.9 billion and $21.4 billion of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of New York. Premium deficiency reserves related to the above insurance totaled $8,208 thousand and $9,839 thousand at December 31, 2008 and 2007, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest has been determined by formula as prescribed by the NAIC. The Tabular Less Actual Reserve Released has been determined by formula as prescribed by the NAIC. The Tabular Cost has been determined by formula as described in the instructions prescribed by the NAIC. For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 16—reinsurance

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring the liability for policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2008, there were still premiums in force of $9,733 thousand.

In addition to the MetLife agreements, the Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The regulatory required liability for reserves ceded to unauthorized reinsurers is secured by letters of credit. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include (in thousands):

	2008	2007	2006
Premiums	$37,468	$44,915	$37,817
Increase in policy and contract reserves	$41,244	$18,889	$66,915
Policy and contract reserves	$255,926	$214,682	$195,794

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-81

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TIAA-CREF LIFE INSURANCE COMPANY

Note 17—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus represented or reduced by each item below as of December 31 are as follows (in thousands):

	2008	2007
Net unrealized capital gains/(losses)	$759	$(566)
Asset valuation reserve	$9,418	$5,453
Deferred federal income tax	$24,289	$1,692
Non-admitted assets	$(25,292)	$(25,114)
Change in separate account	$(3)	$14

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company generally has not paid dividends to its shareholder and has no plans to in 2009.

Note 18—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

Note 19—subsequent events

On March 17, 2009 the Company’s parent, TIAA, made a $70 million capital contribution in accordance with the financial support agreement. See Note 12

B-82	Statement of Additional Information ■ Intelligent Life Survivorship VUL

INDEX TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

B-84	Report of Management Responsibility
B-85	Report of Independent Auditors
Statutory–Basis Financial Statements:
B-86	Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves
B-87	Statements of Operations
B-87	Statements of Changes in Capital and Contingency Reserves
B-88	Statements of Cash Flow
B-89	Notes to Statutory–Basis Financial Statements

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-83

REPORT OF MANAGEMENT RESPONSIBILITY

April 8, 2009

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2008, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2008, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control—Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2008, 2007 and 2006. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

/s/Roger W. Ferguson, Jr.	/s/ Georganne C. Proctor

Roger W. Ferguson, Jr.	Georganne C. Proctor
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

B-84	Statement of Additional Information ■ Intelligent Life Survivorship VUL

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis statements of admitted assets, liabilities and capital and contingency reserves of Teachers Insurance and Annuity Association of America (the “Company”) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2008.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 2.

As discussed in Note 2 to the financial statements, on January 1, 2008, the Company adopted Statement of Statutory Accounting Principles No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities.

As discussed in Note 2 to the financial statements, on January 1, 2007, the Company adopted Statement of Statutory Accounting Principles No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88.

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent, or detect and correct misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management Responsibility. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our audits. We conducted our audits of the financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

April 8, 2009

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-85

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(In millions)	2008	2007

ADMITTED ASSETS
Bonds	$135,680	$131,859
Mortgages	19,668	20,443
Real estate	1,645	1,672
Preferred stocks	3,216	4,375
Common stocks	3,017	4,190
Other long-term investments	10,675	10,293
Cash, cash equivalents and short-term investments	5,553	1,603
Investment income due and accrued	1,522	1,519
Separate account assets	12,473	19,021
Net deferred federal income tax asset	1,381	1,076
Other assets	407	358
Total admitted assets	$195,237	$196,409

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$159,649	$147,622
Dividends due to policyholders	2,341	2,419
Federal income taxes	10	1,207
Asset valuation reserve	332	4,436
Interest maintenance reserve	502	603
Separate account liabilities	12,319	19,021
Commercial paper	—	952
Other liabilities	2,330	2,304
Total liabilities	177,483	178,564

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	17,751	17,842
Total capital and contingency reserves	17,754	17,845
Total liabilities, capital and contingency reserves	$195,237	$196,409

B-86	Statement of Additional Information ■ Intelligent Life Survivorship VULSee notes to statutory-basis financial statements.

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

REVENUES
Insurance and annuity premiums and other considerations	$14,827	$10,420	$11,154
Annuity dividend additions	2,725	2,495	2,089
Net investment income	10,559	10,828	10,313
Other revenue	161	159	119
Total revenues	$28,272	$23,902	$23,675

BENEFITS AND EXPENSES
Policy and contract benefits	$13,625	$10,133	$9,812
Dividends to policyholders	4,574	4,578	3,986
Increase in policy and contract reserves	11,900	4,820	4,949
Net operating expenses	831	730	581
Net transfers (from) to separate accounts	(4,229)	1,511	1,903
Other benefits and expenses	141	198	190
Total benefits and expenses	$26,842	$21,970	$21,421

Income before federal income taxes and net realized capital (losses) gains	$1,430	$1,932	$2,254
Federal income tax (benefit) expense	(45)	348	(594)
Net realized capital (losses) gains less capital gains taxes, after transfers to interest maintenance reserve	(4,451)	(137)	608
Net (loss) income	$(2,976)	$1,447	$3,456

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net (loss) income	$(2,976)	$1,447	$3,456
Net unrealized capital (losses) gains on investments	(2,757)	865	398
Change in the asset valuation reserve	4,104	(698)	(689)
Change in net deferred federal income tax asset	13,009	57	(1,154)
Prior year federal income tax settlement	1,244	—	—
Change in non-admitted assets:
Net deferred federal income tax	(12,704)	55	1,155
Other invested assets	31	(199)	(20)
Other	(34)	(36)	14
Other, net	(8)	4	(2)
NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES	(91)	1,495	3,158
CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR	17,845	16,350	13,192
CAPITAL AND CONTINGENCY RESERVES AT END OF YEAR	$17,754	$17,845	$16,350

See notes to statutory-basis financial statements. Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-87

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(In millions)	2008	2007	2006

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$14,827	$10,420	$11,153
Miscellaneous income	162	159	106
Net investment income	10,606	10,789	10,296
Total Receipts	25,595	21,368	21,555
Policy and contract benefits	13,533	10,100	9,788
Dividends paid to policyholders	1,928	1,892	1,849
Operating expenses	979	708	674
Federal income tax benefit	(91)	(10)	(62)
Net transfers (from) to separate accounts	(4,050)	1,505	1,904
Total Disbursements	12,299	14,195	14,153
Net cash from operations	13,296	7,173	7,402

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	13,238	11,663	17,210
Stocks	2,092	3,326	2,269
Mortgages and real estate	2,805	5,556	4,388
Other invested assets	1,981	2,576	2,105
Miscellaneous proceeds	(27)	47	7
Cost of investments acquired:
Bonds	20,367	21,599	20,425
Stocks	1,062	3,120	1,582
Mortgages and real estate	2,390	2,412	3,612
Other invested assets	4,587	4,846	2,409
Miscellaneous applications	222	163	214
Net cash used for investments	(8,539)	(8,972)	(2,263)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	32	12	(3)
Net collateral for security lending disbursements	—	—	(3,460)
Net commercial paper (redeemed) issued	(952)	952	—
Other cash provided (applied)	113	(26)	(36)
Net cash used by financing and other	(807)	938	(3,499)
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	3,950	(861)	1,640
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,603	2,464	824

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$5,553	$1,603	$2,464

B-88	Statement of Additional Information ■ Intelligent Life Survivorship VULSee notes to statutory-basis financial statements.

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. The Company’s primary purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Insurance Department (the “Department”), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables (in millions).

	2008	2007	2006
Net (Loss) Income, New York SAP	$(3,283)	$1,429	$2,334
New York SAP Prescribed or Permitted Practices:
Federal Income Tax Settlement	1,244	—	—
Additional Reserves for:
Term Conversions	2	—	1
Deferred and Payout Annuities issued after 2000	424	490	374
Net (Loss) Income, NAIC SAP	$(1,613)	$1,919	$2,709
Capital and Contingency Reserves, New York SAP	$17,754	$17,827	$15,282
New York SAP Prescribed or Permitted Practices:
Goodwill/Intangible Asset Limitation	20	28	34
Additional Reserves for:
Term Conversions	11	9	9
Deferred and Payout Annuities issued after 2000	3,809	3,385	2,895
Capital and Contingency Reserves, NAIC SAP	$21,594	$21,249	$18,220

During 2008 the Company executed a settlement with the Internal Revenue Service (“IRS”) Appeals Division which resulted in an adjustment of $1.2 billion. (See Note 15) The Company, after consultation with the Department, recorded the adjustment as an increase to contingency reserves and not through net income.

Reconciliations of Net Income and Contingency Reserves: Subsequent to the filing of its New York SAP financial statements, the Company made the following adjustments to the Statutory-Basis financial statements. Reconciliations of TIAA’s net income and contingency reserves between the New York SAP as originally filed and these audited financial statements are shown below (in millions):

	2008	2007	2006
(Loss) Income—New York SAP—as filed with Department	$(3,283)	$1,429	$2,334
Adjustment to Current Federal Income Taxes	—	18	1,122
Treatment of Guarantee of Subsidiary Debt	307	—	—
(Loss) Income—Audited Financial Statement	$(2,976)	$1,447	$3,456

	2008	2007	2006
Capital and Contingency Reserves—New York SAP—as filed with Department	$17,754	$17,827	$15,282
Adjustment to Current Federal Income Taxes	—	18	1,122
Change in Deferred Income Taxes	—	—	(1,117)
Change in Non-Admitted Deferred Income Taxes	—	—	1,063
Capital and Contingency Reserves—Audited Financial Statement	$17,754	$17,845	$16,350

Application of Accounting Pronouncements: For reporting periods beginning on or after January 1, 2009, SSAP 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP No. 43—Loan-backed and Structured Securities establishes statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. The change resulting from the adoption of this statement shall be accounted for prospectively. No cumulative effect adjustments or application of the new guidance to prior events or periods are required, similar to a change in accounting estimate. The Company elected to early adopt SSAP 98 which resulted in an additional $469 million of realized losses being recognized at December 31, 2008.

For reporting periods ending on or after December 31, 2007, SSAP No. 97, Investment in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 88, was implemented. The statement establishes statutory accounting principles for investments in subsidiaries, controlled and affiliated entities. SSAP 97 clarified the bases that a company could use to value its equity investment in its investment subsidiaries. The initial application of this statement resulted in a $249.5 million increase in non-admitted assets at December 31, 2007.

For reporting periods ending December 31, 2007 and thereafter, SSAP No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, became effective. This statement established a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. The statement requires transactions between related parties to be in the form of a written agreement and must provide for timely settlement of amounts owed, with a specific due date. This change resulted in a $30.5 million increase in non-admitted assets at December 31, 2007.

For reporting periods beginning after January 1, 2007, SSAP No. 95, Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28—Nonmonetary Transactions, was implemented. This

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-89

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

statement established statutory accounting principles for nonmonetary transactions and requires that exchanges of nonmonetary assets shall generally be based on the fair value of the assets (or services) involved. The cost of a nonmonetary asset acquired in exchange for another nonmonetary asset is the fair value of the asset surrendered to obtain it, and a gain or loss should be recognized on the exchange. SSAP 95 did not have a significant impact on the Company’s statutory financial statements in 2008 or 2007.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the requirements for financial statements that are prepared in conformity with GAAP with the applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The differences between GAAP and NAIC SAP would have a material effect on the Company’s financial statements and the primary differences can be summarized as follows:

Under GAAP:

•	The asset valuation reserve (“AVR”) is eliminated as a reserve and the credit-related realized gains and losses are reported in the statement of income on a pretax basis as incurred;

•

The interest maintenance reserve (“IMR”) is eliminated and the realized gains and losses resulting from changes in interest rates are reported as a component of net income rather than being accumulated in and subsequently amortized into income over the remaining life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than amortized cost;

•

State taxes are included in the computation of deferred taxes. A deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than not being included in the deferred income tax asset;

•	For purposes of calculating the defined benefit and the post-retirement benefit obligations, active participants not currently vested would also be included in determining the liability;
•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;

•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item, even when the derivatives qualify for hedge accounting;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes, and assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes.

The effects of these differences, while not determined, are presumed to be material.

ACCOUNTING POLICIES:

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses at the date of the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is written down to fair value and a realized loss is recorded. Management considers available evidence to evaluate the potential impairment of its investments.

Short-Term Investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) that are not impaired are stated at amortized cost using the interest method. Short-term investments impaired are stated at the lower of amortized cost or market value.

Cash Equivalents: Cash equivalents are short-term, highly liquid investments with original maturities of three months or less at date of purchase and are stated at amortized cost.

Bonds: Bonds are stated at amortized cost using the interest method. Bonds that are held for sale or NAIC designation 6 and 6Z are valued at the lower of amortized cost or fair value. For other than temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-Backed Securities and Structured Securities: Included within bonds are loan-backed securities. Loan-backed securities and structured securities not in default, are stated at amortized cost. The retrospective approach is used to determine the carrying amount of loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. The prospective approach is used to determine the carrying amount of interest only securities, securities for which an other than temporary impairment has been recognized, or secu-

B-90	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

rities whose expected future cash flows are lower than the expected cash flows estimated at the time of the acquisition. Loan-backed securities and structured securities held for sale are stated at the lower of amortized cost or fair value. Loan-backed securities and structured securities in default are valued at the lower of amortized cost or fair value. Prepayment assumption for loaned-backed securities and structured securities are obtained from external data services or internal estimates.

Common Stock: Unaffiliated common stocks are stated at fair value.

Preferred Stock: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5 or 6 which are stated at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost, net of valuation allowances, except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. Mortgages held for sale are stated at the lower of amortized cost or fair value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation reserves for mortgages are included in net unrealized capital gains/losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When TIAA determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances and a realized loss is recorded.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus; (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Limited Partnerships and Limited Liability Companies: Investments in limited partnerships and limited liability companies are carried at the Company’s percentage of the underlying GAAP equity of the respective entity’s audited financial statements. An unrealized loss is deemed to be other-than-temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Contract Loans: Contract loans are stated at outstanding principal balances.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Securities Lending: The Company had a securities lending program whereby it loaned securities to qualified brokers in exchange for cash collateral and required a minimum of 102 percent of the fair value of the loaned securities. When securities were loaned, the Company received additional income on the collateral and continued to receive income on the loaned securities. The Company’s securities lending program was discontinued in 2006.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details TIAA’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by the Company include foreign currency, interest rate and credit default swaps, foreign currency forwards and interest rate cap contracts. See Note 12.

Non-Admitted Assets: For statutory accounting purposes only, certain assets are designated as non-admitted assets (principally furniture, equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax assets (“DFIT”)). Investment-related non-admitted assets totaled $305 million and $280 million at December 31, 2008 and 2007, respectively. The non-admitted portion of the DFIT asset was $14,671 million and $1,967 million at December 31, 2008 and 2007, respectively. The other non-admitted assets were $318 million and $340 million at December 31, 2008 and 2007, respectively. Changes in non-admitted assets are charged or credited directly to contingency reserves.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing equipment (“EDP”), computer software, furniture and equipment that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and leasehold tenant improvements that qualify for capitalization are depreciated over 5 years and the remaining life of the lease, respectively.

Accumulated depreciation of EDP equipment and computer software was $340 million and $233 million at December 31, 2008 and 2007, respectively. Related depreciation expenses allocated to TIAA were $38 million, $35 million and $22 million in 2008,

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-91

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

2007 and 2006, respectively. Accumulated depreciation of all furniture and equipment and leasehold improvements, which is non-admitted, was $346 million and $303 million at December 31, 2008, and 2007, respectively. Related depreciation expenses allocated to TIAA was $19 million, $14 million and $20 million in 2008, 2007 and 2006, respectively.

Premium Revenue: Premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Policy and Contract Reserves: TIAA offers a range of group and individual annuities and individual life policies. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest mortality and other risks insured. Such reserves are designed to be sufficient for contractual benefits guaranteed under policy and contract provisions.

Reserves for deposit-type funds, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder.

Dividends Declared for the Following Year: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Asset Valuation Reserve: The AVR is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves. No voluntary contributions were made in either 2008 or 2007.

Interest Maintenance Reserve: The IMR is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgages. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, over the remaining lives of the assets sold.

Capitalization Policy: The capitalization threshold was lowered in 2007 to more closely align with industry practices, improve matching of investment benefits and operating expenses. Factors considered in developing the capitalization policy included dollar amount of capital expenditures, expected useful life of the asset and the impact of depreciation, process and benefit improvements and the current cost of capitalizable items as it relates to future purchase cost of similar items.

Note 3—long-term bonds, preferred stocks, and common stocks

The amortized cost, estimated fair value, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, are shown below (in millions):

	Cost*	Gross Unrealized		Estimated Fair Value
		Gains	Losses
December 31, 2008
U.S. Government	$5,887	$1,248	$(7)	$7,128
All Other Governments	1,597	54	(100)	1,551
States, Territories & Possessions	1,346	255	(62)	1,539
Political Subdivisions of States, Territories & Possessions	—	—	—	—
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	30,625	1,296	(88)	31,833
Public Utilities	8,503	267	(615)	8,155
Industrial & Miscellaneous	87,761	1,072	(20,137)	68,696
Total Bonds	135,719	4,192	(21,009)	118,902
Preferred Stocks	3,221	30	(1,090)	2,161
Common Stocks Unaffiliated	937	43	(125)	855
Common Stocks Affiliated**	3,263	427	(217)	3,473
Total Bonds and Stocks	$143,140	$4,692	$(22,441)	$125,391

B-92	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

	Cost*	Gross Unrealized		Estimated Fair Value
		Gains	Losses
December 31, 2007
U.S. Government	$4,812	$325	$—	$5,137
All Other Governments	741	83	(4)	820
States, Territories & Possessions	842	176	(3)	1,015
Political Subdivisions of States, Territories & Possessions	18	3	—	21
Special Revenue & Special Assessment, Non-guaranteed Agencies & Government	25,990	602	(333)	26,259
Public Utilities	4,897	263	(107)	5,053
Industrial & Miscellaneous	94,571	3,026	(2,882)	94,715
Total Bonds	131,871	4,478	(3,329)	133,020
Preferred Stocks	4,382	41	(279)	4,144
Common Stocks Unaffiliated	1,349	143	(15)	1,477
Common Stocks Affiliated**	2,714	1,849	—	4,563
Total Bonds and Stocks	$140,316	$6,511	$(3,623)	$143,204

*	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

**	Also reported in Note 6 Subsidiaries and Affiliates.

Impairment Review Process: All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The quarterly impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20%. The Company writes down securities that it deems to have an other-than-temporary impairment in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Cost*	Gross Unrealized Loss	Estimated Fair Value
December 31, 2008
Less than twelve months:
Bonds	$37,063	$(4,862)	$32,201
Preferred Stocks	1,500	(517)	983
Common Stocks	2,829	(342)	2,487
Total less than twelve months	$41,392	$(5,721)	$35,671
Twelve months or more:
Bonds	$43,792	$(16,147)	$27,645
Preferred Stocks	1,333	(573)	760
Common Stocks	—	—	—
Total twelve months or more	45,125	(16,720)	28,405
Total—All bonds, preferred & common stocks	$86,517	$(22,441)	$64,076

*	Amortized cost for bonds and original cost for stocks net of cumulative reported other-than-temporary impairments.

	Cost*	Gross Unrealized Loss	Estimated Fair Value
December 31, 2007
Less than twelve months:
Bonds	$34,629	$(1,887)	$32,742
Preferred Stocks	1,801	(144)	1,657
Common Stocks	128	(15)	113
Total less than twelve months	$36,558	$(2,046)	$34,512
Twelve months or more:
Bonds	$29,431	$(1,442)	$27,989
Preferred Stocks	1,457	(135)	1,322
Common Stocks	10	—	10
Total twelve months or more	30,898	(1,577)	29,321
Total—All bonds, preferred & common stocks	$67,456	$(3,623)	$63,833

*	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in commercial mortgage-backed securities (20%), finance (16%), residential mortgage-backed securities (15%), asset-backed securities (9%), manufacturing (8%), real estate investment trust (8%), oil & gas (7%), public utilities (5%), services (3%), communication (2%), mining (2%), retail (2%), government (2%) and revenue & special obligations (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held eleven bond investments, six preferred stock investments, two common stock subsidiary controlled and affiliated (“SCA”) investments where each had a gross unrealized loss greater than $25 million at December 31, 2008. These investments represented 15% or $840 million in the aggregate of the total $5.7 billion unrealized loss.

For 2008, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (57%), residential mortgage-backed securities (12%),

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-93

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

asset-backed securities (8%), finance (7%), manufacturing (3%), public utilities (3%), oil & gas (2%), real estate investment trust (2%), communication (1%), mining (1%), retail (1%), revenue & special obligations (1%), transportation (1%) and other securities (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held forty-eight bond investments and eleven preferred stock investments where each had a gross unrealized loss greater than $25 million at December 31, 2008. These investments represented 11% or $1.9 billion in the aggregate of the total $16.7 billion unrealized loss.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for less than twelve months were concentrated in commercial mortgage-backed securities (40%), finance (18%), residential mortgage-backed securities (14%), asset-backed securities (8%), real estate investment trust (7%), manufacturing (3%), public utilities (3%), services (2%), oil & gas (1%), retail (1%), transportation (1%), mining (1%) and government (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held thirty-six bond investments, eight preferred stock investments, one common stock investment where each had a gross unrealized loss greater than $5 million at December 31, 2007. These investments represented 19% or $379 million in the aggregate of the total $2.0 billion unrealized loss.

For 2007, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in commercial mortgage-backed securities (25%), residential mortgage-backed securities (24%), finance (18%), asset-backed securities (10%), public utilities (8%), manufacturing (5%), oil & gas (3%), services (2%), real estate investment trust (1%), government (1%), mining (1%), communication (1%) and transportation (1%). The preceding percentages were calculated as a percentage of the gross unrealized loss. The Company held twenty-five bond investments and eight preferred stock investments where each had a gross unrealized loss greater than $5 million at December 31, 2007. These investments represented 14% or $224 million in the aggregate of the total $1.6 billion unrealized loss.

The statutory carrying value and estimated fair value of long-term bond investments at December 31, 2008, by contractual maturity, are shown below (in millions):

	Carrying Value	Estimated Fair Value
Due in one year or less	$2,103	$2,102
Due after one year through five years	14,903	14,393
Due after five years through ten years	23,759	21,474
Due after ten years	26,961	26,847
Subtotal	67,726	64,816
Residential mortgage-backed securities	39,512	38,048
Commercial mortgage-backed securities	21,595	10,981
Asset-backed securities	6,847	5,057
Total	$135,680	$118,902

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table under asset-backed securities is TIAA’s exposure to sub-prime mortgages totaling approximately $3.8 billion. Ninety-three percent (93%) of the sub-prime securities were rated investment grade (NAIC 1 and 2).

The following table presents the Company’s commercial mortgage-backed securities portfolio based on December 31, 2008 carrying value (in millions):

NAIC Designation	Carrying Value	Estimated Fair Value
1	$18,736	$10,029
2	2,075	621
3	375	130
4	276	112
5	96	51
6	37	38
Total	$21,595	$10,981

With respect to the commercial mortgage-backed securities (“CMBS”) in the above table, approximately 96% were rated investment grade (NAIC 1 and 2) and approximately 64% were issued prior to 2006 (based on carrying value). While recent market events have resulted in significant illiquidity in the broad CMBS markets and consequently reduced trading activity and valuations available in the marketplace, the underlying investments in the CMBS portfolio have continued to perform within the Company’s original expectations as of the time of purchase. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are NAIC 6 and 6Z totaling approximately $844 million. The statutory carrying value of these investments is listed in the following table (in millions):

Carrying Value
Due in one year or less	$24
Due after one year through five years	162
Due after five years through ten years	184
Due after ten years	261
Subtotal	631
Residential mortgage-backed securities	68
Commercial mortgage-backed securities	38
Asset-backed securities	107
Total	$844

B-94	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2008	2007
Residential mortgage-backed securities	29.1%	25.6%
Commercial mortgage-backed securities	15.9	16.6
Manufacturing	8.5	8.6
Finance and financial services	8.0	10.0
Public utilities	7.4	6.9
Government	6.4	6.8
Asset-backed securities	5.1	5.7
Oil and gas	4.5	4.1
Communications	3.5	3.5
Services	2.6	2.9
Real estate investment trusts	2.4	3.0
Retail and wholesale trade	2.2	2.0
Revenue and special obligations	2.0	2.1
Transportation	1.2	1.2
Mining	1.2	1.0
Total	100.0%	100.0%

At December 31, 2008 and 2007, 95.1% and 94.9%, respectively, of the long-term bond portfolio was comprised of investment grade securities.

During 2008 and 2007, the Company recorded bonds and stocks acquired through troubled debt restructurings with book values aggregating $19 million and $42 million, through non-monetary transactions. When restructuring troubled debt, TIAA generally accounts for assets at their fair value at the time of restructuring or at the carrying value of the assets given up if lower. If the fair value is less than the carrying value of the assets given up, the required write-down is recognized as a realized capital loss. During 2008 and 2007, the Company also acquired bonds and stocks through exchanges aggregating $877 million and $804 million, of which approximately $1 million and $37 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144A’s exchanged for unrestricted securities, which are accounted for at book value. During 2008 and 2007, TIAA acquired common stocks from Other Invested Asset fund investment distributions totaling $18 million and $55 million, respectively.

Debt securities of $8 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees, as required by law.

The Company does not have any restricted common stock or preferred stock.

For the years ended December 31, 2008 and 2007, the carrying amount of bonds and stocks denominated in a foreign currency was $3,408 million and $4,188 million, respectively. Bonds that totaled $1,506 million and $1,612 million at December 31, 2008 and 2007, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

The Company uses a third party proprietary system in determining the market value of its structured securities. In 2008, in accordance with SSAP 43, the Company changed from the retrospective method to the prospective method due to negative yields and early adopted SSAP 98 in the fourth quarter on securities totaling $184 million carrying value. As a result of early adoption of SSAP 98, structured securities were written down during the fourth quarter of 2008 by $469 million.

Note 4—mortgages

The Company originates mortgages that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgages originated during 2008 ranged from 5.94% to 8.43% and ranged from 4.96% to 8.77% for 2007.

The Company also acquires mezzanine real estate loans, which are secured by a pledge of direct or indirect equity interests in an entity that owns real estate. There were no mezzanine real estate loans acquired during 2008 and the coupon rate for mezzanine real estate loans acquired during 2007 ranged from 5.83% to 6.96%, respectively.

The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 80% for commercial loans (includes mezzanine loans).

For the years ended December 31, 2008 and 2007, the carrying value of mezzanine real estate loans was $784 million and $832 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgages to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which, a recovery is anticipated, or other-than-temporary. Mortgages held to maturity with impaired values at December 31, 2008 and 2007 have been written down to net realizable values based upon independent appraisals of the collateral while mortgages held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2008	2007	2006
Investment in impaired mortgages, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$—
Related temporary allowances for credit losses	$—	$—	$—
Investment in impaired mortgages, net of other-than-temporary impairment losses recognized	$259	$164	$1,031
Related write-downs for other-than-temporary impairments	$(209)	$(9)	$(26)
Average investments in impaired mortgages	$185	$746	$179
Interest income recognized on impaired mortgages during the period	$14	$40	$5
Interest income recognized on a cash basis during the period	$14	$50	$6

There was no activity affecting the allowance for credit losses on mortgages as of December 31, 2008 or 2007.

During the first quarter 2009, the Company transferred 20 mortgages to held for sale and recognized a loss of $424 million.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-95

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Mortgage Diversification: At December 31, the carrying values of mortgage investments were diversified by property type and geographic region as follows:

Property Type	2008	2007
Shopping centers	36.0%	36.6%
Office buildings	32.1	31.4
Industrial buildings	17.3	16.4
Apartments	7.3	6.2
Mixed-use projects	3.4	5.3
Hotel	2.6	3.5
Other	0.7	0.6
Land	0.6	—
Total	100.0%	100.0%

Geographic Region	2008	2007
Pacific	28.4%	28.7%
South Atlantic	23.5	22.8
North Central	13.1	13.5
Middle Atlantic	12.8	11.6
South Central	11.4	10.9
Mountain	4.0	4.4
New England	3.8	4.2
Other	3.0	3.9
Total	100.0%	100.0%

At December 31, 2008 and 2007, approximately 23.7% and 23.2% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

Scheduled Mortgage Maturities: At December 31, 2008, contractual maturities for mortgages were as follows (in millions):

Carrying Value
Due in one year or less	$1,625
Due after one year through five years	7,704
Due after five years through ten years	9,399
Due after ten years	940
Total	$19,668

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no troubled debt restructurings during the periods ended December 31, 2008 or 2007. When restructuring mortgages, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than 180 days is non-admitted. Cash received on impaired mortgages that are performing according to their contractual terms is applied in accordance with those terms. For mortgages in the process of foreclosure, cash received is initially held in suspense and applied as return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgages with interest more than 180 days past due at December 31, 2008 or 2007.

During 2008 and 2007, the Company did not reduce the interest rate of any outstanding loans.

The Company has no Reverse Mortgages as of December 31, 2008 or 2007.

Mortgages that totaled $180 million and $212 million at December 31, 2008 and 2007, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2008 and 2007, the carrying value of mortgages denominated in foreign currency was $507 million and $745 million, respectively.

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on the reliability of real estate investments to identify and quantify any impairment in value. Other-than-temporary impairments on directly owned real estate investments for the years ended December 31, 2008 and 2007 were $23 million and $0, respectively, and these amounts are included in the impairment table in Note 4. At December 31, 2008 and 2007, TIAA’s directly owned real estate investments of $1,645 million and $1,672 million, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $160 million and $163 million, respectively.

At December 31, the carrying values of real estate investments were diversified by property type and geographic region as follows:

Property Type	2008	2007
Office buildings	62.8%	63.7%
Industrial buildings	15.6	15.5
Mixed-use projects	11.0	14.9
Apartments	6.5	2.7
Land held for future development	3.1	2.3
Retail	0.8	0.7
Income-producing land underlying improved real estate	0.2	0.2
Total	100.0%	100.0%

Geographic Region	2008	2007
South Atlantic	37.8%	42.5%
North Central	17.7	13.9
Middle Atlantic	14.2	13.6
Pacific	12.7	12.5
South Central	8.0	8.0
Other	7.6	7.6
Mountain	2.0	1.9
Total	100.0%	100.0%

At December 31, 2008 and 2007, approximately 18.4% and 17.7% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

B-96	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

Depreciation expense on directly owned real estate investments for the years ended December 31, 2008, 2007 and 2006, was $60 million, $53 million and $50 million, respectively; the amount of accumulated depreciation at December 31, 2008 and 2007 was $374 million and $328 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2008 or 2007.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

Note 6—subsidiaries and affiliates

TIAA’s investment subsidiaries and affiliates have been created for legal or other business reasons and are primarily involved in real estate and securities investment activities for the Company. The larger investment subsidiaries and affiliates are ND Properties, Inc., TIAA Realty, Inc., Ceres Agricultural Properties, LLC and 485 Properties, LLC (in millions):

	2008	2007	2006
Net carrying value	$4,456	$4,550	$3,921
Other than temporary impairment	$5	$9	$11
Net investment income (distributed from investment subs and aff.)	$82	$132	$191
Amounts due (to) from subs and affiliates	$(31)	$2	$(19)
Capital contributions	$1,606	$1,529	$231
Return of capital	$1,168	$1,216	$992

The 2008 other-than-temporary impairments relate to real estate investments that were impaired and/or reclassified to Held for Sale, and written down to external appraisal values or estimated net sales price.

TIAA’s operating subsidiaries and affiliates primarily consist of TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services (“TPIS”) and Teachers Advisors, Inc. (“Advisors”) which are wholly-owned subsidiaries of TIAA-CREF Enterprises, Inc. (“Enterprises”) a wholly-owned subsidiary of TIAA, TIAA-CREF Trust Company, FSB (“Trust”), TIAA-CREF Individual & Institutional Services LLC (“Services”), TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), TIAA-CREF Investment Management, LLC, TIAA Global Markets, Inc. (“TGM”), TIAA-CREF Redwood, LLC, and Active Extension Funds I and II which are also wholly-owned subsidiaries of TIAA (in millions):

	2008	2007	2006
Net carrying value	$480	$810	$871
Other than temporary impairment	$141	$56	$36
Net investment income (distributed from investment subs and aff.)	$—	$—	$3
Amounts due from subs and affiliates	$37	$121	$58
Capital contributions	$269	$148	$82
Return of capital	$389	$228	$3

The 2008 other-than-temporary impairments were a result of a decline in equity value of three subsidiaries for which the carrying value is not expected to be recovered.

To conform to the NAIC Annual Statement presentation, the Company’s share of net carrying value of these entities is reported as affiliated common stock or as other long-term investments.

TIAA provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2008, there were 5 draw downs totaling $172 million that were repaid by December 31, 2008. During 2007, there were 3 draw downs totaling $500 million that were repaid by December 31, 2007. There is no outstanding principal and accrued interest on this line of credit as of December 31, 2008 or 2007. The carrying value of TGM at December 31, 2008 was $(348) million. Pursuant to TIAA’s guarantee of TGM as disclosed in Note 21, TIAA reported the negative equity of TGM as a liability in Other liabilities on the balance sheet.

TIAA provides a $100 million committed and unsecured 364-day revolving line of credit to TCAM. In 2008, there were 3 draw downs totaling $89 million. In 2007, there were 13 draw downs totaling $314 million. At December 31, 2008 and December 31, 2007, outstanding principal plus accrued interest totaled $36 million and $26 million, respectively.

As of December 31, 2008 and 2007, TIAA’s investments in TIAA-CREF mutual funds totaled approximately $468 million and $863 million, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

TIAA provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2008, $30 million of this facility was maintained on a committed basis for which TIAA-CREF Life pays a commitment fee of 3 basis points on the undrawn committed amount. During 2008, there were 17 draw downs totaling $41 million which were repaid by December 31, 2008. As of December 31, 2008 outstanding principal plus accrued interest was $ 0.

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2008	2007
Unaffiliated other invested assets	$6,417	$6,379
Affiliated other invested assets	3,044	3,003
Contract loans	908	862
Other long-term assets	306	49
Total other long-term investments	$10,675	$10,293

As of December 31, 2008, unaffiliated other invested assets of $6,417 million consist primarily of private equity funds of which $4,647 million invest in securities and $1,495 million invest in real estate related holdings. The remaining $275 million of unaffiliated other invested assets consist of defeased loans. As of December 31, 2008, affiliated other invested assets totaling $3,044 million represents investment subsidiaries totaling $2,605 million of which $2,350 million investment in real estate related holdings. The remaining $439 million of affiliated other invested assets represents operating subsidiaries and trusts. Other long-term assets in the table above consist primarily of $299 million in derivatives.

For the years ended December 31, 2008 and 2007, other-than-temporary impairments in other long-term investments for which the carrying value is not expected to be recovered were $552 million and $42 million, respectively.

For the years ended December 31, 2008 and 2007, other long-term investments denominated in foreign currency were $1,411 million and $875 million, respectively.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-97

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company holds investments in Low Income Housing Tax Credits (“LIHTC”) which have remaining tax credit years ranging from 2 years to 12 years with a required holding period of 15 years. The Company’s investments in LIHTC properties are not currently subject to regulatory review and do not exceed 10% of the Company’s admitted assets.

Note 8—commitments

The outstanding obligation for future investments at December 31, 2008, is shown below by asset category (in millions):

	2009	2010	In later years	Total Commitments
Bonds	$162	$71	$22	$255
Mortgages	187	—	—	187
Real estate	4	—	—	4
Common stocks	101	60	3	164
Other long-term investments	1,838	1,873	1,736	5,447
Total	$2,292	$2,004	$1,761	$6,057

In the preceding table under mortgage commitments for 2009, $45.9 million was withdrawn in January 2009, resulting in a commitment withdrawal fee of $689 thousand.

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers and the funding of mortgage and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Included in the amounts of other long-term investments in the above table is the Company’s commitments to purchase tax credits of $8.9 million of which $2.2 million is to be disbursed in 2009 and $6.7 million in later years.

Other long-term investment commitments also include the Company’s limited partnership in the Hines Development Fund Limited Partnership (“Development Fund I & II”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130 million Euros which is approximately $182 million (in U.S. dollars) to Development Fund I and 100 million Euros which is approximately $140 million (in U.S. dollars) to Development Fund II as of December 31, 2008. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$8,232	$7,901	$7,536
Mortgages	1,290	1,481	1,781
Real estate	285	246	244
Stocks	347	512	368
Other long-term investments	692	918	635
Cash, cash equivalents and short-term investments	95	90	46
Other	9	5	4
Total gross investment income	10,950	11,153	10,614
Less securities lending expenses	—	—	(13)
Less investment expenses	(451)	(448)	(423)
Net investment income before amortization of net IMR gains	10,499	10,705	10,178
Plus amortization of net IMR gains	60	123	135
Net investment income	$10,559	$10,828	$10,313

Due and accrued income excluded from net investment income is as follows: Bonds in or near default or that are over 90 days past due; Preferred Stocks that are over 90 days past due and with a NAIC designation of 4, 5 or 6; Common Stocks Affiliated related to real estate with rents over 90 days past due; Mortgages with amounts greater than the excess of property value over the unpaid principal balance and on mortgages in default more than eighteen months; and Real Estate relating to rent in arrears for more than 90 days. The total due and accrued income excluded from net investment income was $1 million for both years of 2008 and 2007, and $2 million for 2006.

Future rental income expected to be received under existing real estate leases in effect as of December 31, 2008 (in millions):

	2009	2010	2011	2012	2013	Thereafter	Total
Future rental income	$149	$136	$119	$99	$75	$175	$753

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to other than temporary impairments for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$(2,822)	$(74)	$125
Mortgages	(181)	7	(31)
Real estate	20	2	70
Stocks	(929)	77	407
Other long-term investments	(546)	56	50
Cash, cash equivalents and short-term investments	(33)	5	7
Total before capital gains taxes and transfers to the IMR	(4,491)	73	628
Transfers to IMR	41	(44)	(20)
Capital gains taxes	—	(166)	—
Net realized capital (losses) gains less capital gains taxes, after transfers to the IMR	$(4,450)	$(137)	$608

B-98	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

Write-downs of investments resulting from other-than-temporary impairments (“OTTI”), included in the preceding table, were as follows for the years ended December 31 (in millions):

	2008	2007	2006
Other-than-temporary impairments:
Bonds	$2,467	$339	$109
Mortgages	211	49	27
Real estate	23	—	2
Stocks	890	100	33
Other long-term investments	552	42	45
Total	$4,143	$530	$216

The Company did not have any troubled debt restructurings during 2008 or 2007, therefore there were no related losses recognized.

In adherence with statutory accounting principals the Company holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an other than temporary impairment will be recorded until actual disposal of the investment. Proceeds from sales of long-term bond investments during 2008, 2007 and 2006 were $5,099 million, $4,840 million and $9,275 million, respectively. Gross gains of $111 million, $190 million and $327 million and gross losses, excluding impairments considered to be other-than-temporary, of $646 million, $65 million and $172 million were realized on these sales during 2008, 2007 and 2006, respectively.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated case in the course of asset management activities, a security may be sold and repurchased in whole or in part within the thirty-days of the sale when an opportunity to significantly enhance the return on the investment is present.

The details by NAIC designation 3 or below of securities sold during 2008 and 2007, respectively, and reacquired within thirty days of the sale date are (in millions):

	2008
	Number of Transactions	Book Value of Sale	Cost of Repurchases	Gains/ (Losses)
NAIC 3	20	$17.4	$17.3	$0.1
NAIC 4	12	0.4	0.3	—
NAIC 5	5	2.0	2.0	0.1
Total	37	$19.8	$19.6	$0.2

	2007
	Number of Transactions	Book Value of Sale	Cost of Repurchases	Gains/ (Losses)
NAIC 3	6	$7.5	$7.5	$0.1
NAIC 4	2	1.2	1.3	—
Total	8	$8.7	$8.8	$0.1

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments for the years ended December 31 were as follows (in millions):

	2008	2007	2006
Bonds	$(483)	$299	$220
Mortgages	(172)	95	3
Stocks	(633)	92	173
Other long-term investments	(1,474)	379	2
Cash, cash equivalents and short-term investments	5	—	—
Total	$(2,757)	$865	$398

Note 10—securitizations

When TIAA sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/Qualified Special Purpose Entities (“SPEs/QSPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs/QSPEs during 2008. Advisors, a downstream subsidiary of TIAA, provides investment advisory services for most assets securitized by the Company.

During 2007, TIAA entered into a securitization transaction in which it sold commercial mortgages with a total principal balance of approximately $2,092 million and recognized a gain of approximately $34 million. TIAA received proceeds of approximately $2,009 million and retained subordinated interests with a fair value of approximately $77 million. The total cash flows received on interests retained were approximately $2,017 million for the year ending 2007. TIAA’s total principal amount outstanding is $2,092 million, the derecognized piece is $2,009 million, and the retained principal amount is $83 million. There were no delinquencies or credit losses at December 31, 2008, 2007 and 2006, respectively.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-99

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The following table summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2000 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2000	Bonds	$73	$66	(a)	$(2)	$(4)
2001	Bonds	$238	$211	(b)	$(6)	$(11)
2002	Bonds	$27	$4	(c)	$—	$(1)
2007	Mortgages	$76	$32	(d)	$(1)	$(3)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2008 was as follows:

(a)	The retained interests securitized in 2000 are valued utilizing a discounted cash flow methodology. Cash flows are discounted at rates ranging from 8.47% to 12.47%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

(b)	The retained interests securitized in 2001 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows. Cash flows are discounted at rates ranging from 7.46% to 72.65% (weighted average rate of 10.64%). Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rate.

(c)	The retained interests securitized in 2002 was valued using an independent third-party pricing service. Cash flows are discounted at 61.21%. Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

(d)	The retained interests securitized in 2007 were valued using an independent third-party pricing service, which uses the discounted cash flow analysis of anticipated cash flows, including assumptions of anticipated prepayment speeds. Cash flows are discounted at rates ranging from 12.01% to 83.89% (weighted average rate of 20.63%). Considerations in the determination of discount rates would include transaction structure and credit quality of underlying assets. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SFAS 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2—Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3—Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

B-100	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

FINANCIAL ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS:

The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis (in millions):

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Common stocks	$581	$274	$—	$855
Derivatives	—	282	—	282
Separate accounts, net	951	512	11,010	12,473
Total assets at fair value	$1,532	$1,068	$11,010	$13,610

Liabilities at fair value:
Derivatives	$—	$(195)	$—	$(195)
Total liabilities at fair value	$—	$(195)	$—	$(195)

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and therefore there is no net impact to the Company’s revenues and expenses or surplus.

Changes in Level 3 Assets and Liabilities measured at Fair Value on a recurring basis

The following is a reconciliation of the beginning and ending balances for net assets measured at fair value on a recurring basis using Level 3 inputs during the year ended December 31, 2008 (in millions):

Separate Account Net Assets
Balance at 1/1/08:	$13,823
Total gains or losses (realized/unrealized) included in surplus	(2,518)
Other activity	(295)
Balance at 12/31/08	$11,010

Separate account net assets consist of directly owned real estate, joint ventures, limited partnerships and a note receivable held by the Real Estate Account (“REA”) net of mortgages issued to REA. The impact on overall surplus is offset by concurrent changes in value in both separate account assets and separate account liabilities in the Company’s Statement of Assets, Liabilities and Capital and Contingency Reserves. Other activity consists principally of acquisitions of properties or ownership interests and assumptions of mortgages and principal repayments made thereon.

ASSETS MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS:

Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet at December 31, 2008. The following table summarizes the changes in assets measured at fair value on a non-recurring basis as of December 31, 2008 and the related net gains and losses for those items (in millions):

	Level 1	Level 2	Level 3	Total Gains (Losses)
Bonds	$—	$1,353	$35	$(1,811)
Preferred Stock	28	223	3	(524)
Other Long Term Investments	—	—	906	(740)
Sub-total	$28	$1,576	$944	$(3,075)

Described below are the Company’s application of the fair value hierarchy to its assets and liabilities carried at fair value on a recurring and non-recurring basis:

Level 1 Financial Instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange-listed equities. Preferred stocks carried on a lower of cost or market basis are those that trade in an active market where prices for identical securities are readily available.

Level 2 Financial Instruments

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because most bonds and preferred stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Company will determine the fair value internally using a matrix pricing model. This model estimates fair value using discounted cash flows at a market yield considering the appropriate treasury rate plus a spread. The spread is derived by reference to similar securities, and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market. The Company assesses the significance of unobservable inputs for each security priced internally and classifies that security in Level 2 only if the unobservable inputs are insignificant.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are net limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swap and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short-term government agency notes and commercial paper. Preferred stocks in Level 2 are those carried on a lower of cost or market basis using daily trade prices based on prices for similar

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

securities observable in the market. Bonds carried in Level 2 are composed of corporate bonds and asset-backed securities.

Level 3 Financial Instruments

Bonds classified as Level 3 include asset-backed securities that were manually priced. Valuation of separate account net assets and liabilities classified in Level 3 is generally based on discounted cash flow analyses which utilize market rates, but valuation methods may also include cost and comparable sales approaches.

Other long term assets in Level 3 include private equity holdings, real estate partnerships and investment interests in affiliates where carrying values approximate market or where permanent impairments were taken.

Fair Value of Financial Instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by the Company using market information available as of December 31, 2008 and 2007 and appropriate valuation methodologies. However, considerable judgment may be required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

(In millions)	Carrying Value	Estimated Fair Value
December 31, 2008
Assets
Bonds	135,680	118,902
Mortgages	19,668	18,799
Preferred stocks	3,216	2,161
Common stocks	3,017	4,328
Cash, cash equivalents and short-term investments	5,553	5,553
Contract loans	908	908
Derivative financial instruments	299	334
Separate account assets	12,473	12,473
Liabilities
Liability for deposit-type contracts	500	500
Derivative financial instruments	370	481
Separate account liabilities	12,319	12,319

(In millions)	Carrying Value	Estimated Fair Value
December 31, 2007
Assets
Bonds	131,859	133,020
Mortgages	20,443	20,919
Preferred stocks	4,375	4,144
Common stocks	4,190	6,039
Cash, cash equivalents and short-term investments	1,603	1,603
Contract loans	862	862
Derivative financial instruments	44	45
Separate account assets	19,021	19,021
Liabilities
Liability for deposit-type contracts	454	454
Derivative financial instruments	810	868
Separate account liabilities	19,021	19,021

Bonds: The fair values for publicly traded long-term bond investments were determined using prices provided by third party pricing services. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

The aggregate carrying value and estimated fair value of publicly traded and privately placed bonds at December 31 were as follows (in millions):

	2008		2007
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$100,695	$91,019	$96,235	$96,573
Privately placed bonds	34,985	27,883	35,624	36,447
Total bonds	$135,680	$118,902	$131,859	$133,020

Mortgages: The fair values of mortgages were generally determined by discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: The fair values of preferred stocks were determined using prices provided by third party pricing or valuations from the NAIC.

Common Stocks: Fair value of unaffiliated common stock is based on quoted market prices, where available, or prices provided by state regulatory authorities. The Company estimates the fair value of its common stock affiliated by determining the fair value of the underlying assets of the affiliated entities.

Cash, Cash Equivalents, and Short-Term Investments: The carrying values were considered reasonable estimates of fair value.

Contract Loans: Contract loans are stated at outstanding principal balances.

Deposit-type contracts: For deposit-type contracts the fair value approximates the carrying value. The carrying value is payable upon demand.

Derivative Financial Instruments: The fair value of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cash flows, and anticipated credit market conditions. The fair value of for-

B-102	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

eign currency swaps and forward contracts and interest rate swap contracts are estimated internally based on estimated future cash flows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates provided by TIAA’s counterparties.

Note 12—derivative financial instruments

The Company uses derivative instruments for hedging, income generation, and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated AA- or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. The Company does not require or post cash collateral on derivative instruments. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. On September 12, 2008, FASB issued FSP FAS 133-1 and FIN 45-4. This FSP amends FASB Statement No. 133, Accounting for Derivative instruments and Hedging Activities (FAS 133) and defines certain disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument. This FSP also amends FASB interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others (“FIN 45”) and defines additional disclosure about the current status of the payment/performance risk of a guarantee. The NAIC has adopted the FSP disclosures included within FAS 133 and FIN 45 for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized gain for the year ended December 31, 2008, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $537.1 million. The net realized loss for the year ended December 31, 2008, from all foreign currency swap contracts was $78.1 million.

Equity Index Options: TIAA purchases out-of-the- money put options on the S&P 500 Index to hedge a portion of the General Account equity position against a sudden or sustained decline in value. These options are traded over-the-counter and the Company is exposed to both market and counterparty risk. These instruments are carried at fair value. On December 31, 2008, the Company did not hold any Equity Index Options. The net realized gain for the year ended December 31, 2008, from all Equity Index Option contracts was $1.6 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized gain for the year ended December 31, 2008, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $30.2 million. The net realized loss for the year ended December 31, 2008, from all foreign currency forward contracts was $4.1 million.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cash flow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts are entered into as a fair value hedge in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the accounting criteria of an effective hedge are accounted for at fair value. The net unrealized gain for the year ended December 31, 2008, from interest rate swap contracts that do not qualify for hedge accounting treatment was $32.5 million. The net realized gain for the year ended December 31, 2008, from all interest rate swap contracts was $0.6 million.

Credit Default Swap Contracts: The Company purchases credit default swaps (“CDS”) to hedge against unexpected adverse credit events on selective investments in the TIAA portfolio. As economic events unfolded during 2008, TIAA increased its purchases of credit default swaps. These swap contracts qualify as fair value hedges and the premium payment to the counterparty is expensed as incurred. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. The net unrealized gain for the year

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-103

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

ended December 31, 2008, from credit default swap contracts that do not qualify for hedge accounting treatment was $21.6 million. The net realized gain for the year ended December 31, 2008, from credit default swap contracts was $1.7 million.

Credit Default Swaps used in Replication Transactions: A Replication Synthetic Asset Transaction (“RSAT”) is a written credit derivative transaction (the derivative component) entered into concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity).

As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes (sells) credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the Notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by TIAA may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by TIAA to Counterparty and delivery of physical security by Counterparty to TIAA.

2.	Notional amount payment by TIAA to Counterparty net of contractual recovery fee.

3.	Notional amount payment by TIAA to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Bond Series of indexes (DJ.NA.IG). The index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. TIAA has written contracts on the overall index, whereby TIAA is obligated to perform should a credit event occur with any reference entity that comprises the index. TIAA has also written contracts on the “Super Senior” (30% to 100%) Tranche of the Dow Jones North American Investment Grade Bond Series # 9 Index (DJ.NA.IG.9), whereby TIAA is obligated to perform should the default rate of the entire index exceed 30%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss.

(In millions)	Term	Notional	Average Annual Premium Received	Fair Value	Impairment
Asset Class
DJ Investment Grade Index	less than 2 years	853	0.43%	(46)	(23)
DJ Investment Grade Index	2–3 years	488	0.40%	(33)	(18)
DJ Investment Grade Index	3–4 years	171	0.35%	(10)	(5)
Super Senior Tranche DJ.NA.IG.9	3–4 years	4,764	0.79%	48	—
Totals		6,276		(41)	(46)

The following table contains information related to replication positions where credit default swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the Notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss.

(In millions)	Term	Notional	Average Annual Premium Received	Fair Value	Impairment
Asset Class
Corporate	0–6 years	240	0.82%	(20)	(9)
Sovereign	0–5 years	130	2.01%	(11)	—
Total		370		(31)	(9)

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continued

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation asset, with a designation of 1 having the highest credit quality and designations of 4 or below as low credit quality based on the underlying asset referenced by the credit default swap.

(In millions)	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designator
1 Highest Quality	Index	—	—	—	—
	Tranche	4,764	48	5,835	5,883
	Corporate	145	(5)	173	168
	Sovereign	10	(1)	14	13
	Subtotal	4,919	42	6,022	6,064
2 High Quality	Index	1,512	(89)	1,217	1,128
	Tranche	—	—	—	—
	Corporate	90	(10)	106	96
	Sovereign	35	(5)	49	44
	Subtotal	1,637	(104)	1,372	1,268
3 Medium Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	—	—	—	—
	Sovereign	80	(6)	109	102
	Subtotal	80	(6)	109	102
4 Low Quality	Index	—	—	—	—
	Tranche	—	—	—	—
	Corporate	5	(3)	7	4
	Sovereign	5	(1)	6	5
	Subtotal	10	(4)	13	9
Total		6,646	(72)	7,516	7,443

		2008			2007
(In millions)		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign currency swap contracts	Assets	1,798	202	210	252	13	14
	Liabilities	1,461	(290)	(344)	3,235	(776)	(819)
	Subtotal	3,259	(88)	(134)	3,487	(763)	(805)
Foreign currency forward contracts	Assets	90	19	19	73	1	1
	Liabilities	150	(16)	(16)	215	(27)	(27)
	Subtotal	240	3	3	288	(26)	(26)
Interest rate swap contracts	Assets	490	49	49	361	17	17
	Liabilities	3	—	—	39	—	—
	Subtotal	493	49	49	400	17	17
Credit default swap contracts (RSAT)	Assets	5,109	—	26	436	—	—
	Liabilities	1,537	(57)	(98)	1,424	(3)	(19)
	Subtotal	6,646	(57)	(72)	1,860	(3)	(19)
Credit default swap contracts (other)	Assets	660	28	28	215	2	2
	Liabilities	473	(7)	(7)	291	(3)	(3)
	Subtotal	1,133	21	21	506	(1)	(1)
Equity Index Options	Assets	—	—	—	600	11	11
	Liabilities	—	—	—	—	—	—
	Subtotal	—	—	—	600	11	11
Total Derivatives	Assets	8,147	298	332	1,937	44	45
	Liabilities	3,624	(370)	(465)	5,204	(809)	(868)
	Total	11,771	(72)	(133)	7,141	(765)	(823)

During 2008, the average fair value of derivatives used for other than hedging purposes, which are the credit default swaps used in replication synthetic asset transactions was $48 million in liabilities.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-105

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of TIAA issuing and funding individual variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in money market instruments, government and corporate debt securities and other publicly traded securities to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. Its main purpose is to invest funds for retirement and pay income based on a choice of investment accounts. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

Other than the guarantees disclosed in Note 21, the Company does not make any guarantees to policyholders on its separate accounts. All accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are carried at fair value (directly held real estate is carried at appraised value).

Information regarding separate accounts of the Company for the years ended December 31 is as follows (in millions):

	Non-guaranteed Separate Accounts
	2008	2007	2006
Premiums and considerations	$2,035	$3,343	$3,356
Reserves:
For accounts with assets at:
Fair value	$12,127	$18,752	$15,126
Amortized cost	—	—	—
Total reserves	$12,127	$18,752	$15,126

By withdrawal characteristics:
At fair value	$12,127	$18,752	$15,126
Total reserves	$12,127	$18,752	$15,126

The following is a reconciliation of transfers to or (from) the Company to the Separate Accounts (in millions):

	2008	2007	2006
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$2,217	$3,698	$3,647
Transfers from Separate Accounts	(6,443)	(2,186)	(1,741)
Net transfers (from) or to Separate Accounts	$(4,226)	$1,512	$1,906
Reconciling Adjustments:
Fund transfer exchange loss	$(3)	$(1)	$(3)
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$(4,229)	$1,511	$1,903

Note 14—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. The Company has allocated expenses of $1,327 million to its various subsidiaries and affiliates during 2008. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at cost by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and Services, which provide investment advisory, administrative and distribution services for CREF.

Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $1,142 million, $1,075 million and $889 million in 2008, 2007 and 2006, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provide investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. TPIS and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at cost by TIAA and Services. TIAA provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. Effective January 1, 2008 the Distribution and Administrative Services Agreement between REA and Services was modified to limit the work performed by Services to distribution activities with TIAA assuming responsibility for all administrative activities. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, and

B-106	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following are the amounts due to/(from) subsidiaries and affiliates as of December 31, 2008 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2008	2007	2008	2007
College Retirement Equities Fund	$—	$89.5	$68.0	$23.9
Investment Management	6.3	—	—	1.2
TIAA-CREF Life	12.1	24.3	—	—
TIAA Pension	0.6	—	—	—
TIAA-CREF Trust Company FSB	—	1.2	0.1	—
Services	2.0	0.4	0.6	—
TIAA Real Estate Account	1.6	10.4	—	—
Total	$22.6	$125.8	$68.7	$25.1

Note 15—federal income taxes

By charter, TIAA is a Stock Life Insurance Company that operates on a non-profit basis, and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies have a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $10.3 million and $(43.0) million at December 31, 2008 and 2007, respectively. The consolidating companies, as of December 31, 2008, which file a consolidated federal income tax return with TIAA are as follows:

 1) TIAA-CREF Life Insurance Company

 2) TIAA-CREF Enterprises, Inc.

 3) Dan Properties, Inc.

 4) JV Georgia One, Inc.

 5) Teachers Michigan Properties, Inc.

 6) JV Minnesota One, Inc.

 7) JWL Properties, Inc.

 8) Liberty Place Retail, Inc.

 9) MOA Enterprises, Inc.

10) ND Properties, Inc.

11) Savannah Teachers Properties, Inc.

12) TCT Holdings, Inc.

13) Teachers Advisors, Inc.

14) Teachers Boca Properties II, Inc.

15) Teachers Pennsylvania Realty, Inc.

16) Teachers Personal Investors Service, Inc.

17) T-Investment Properties Corp.

18) T-Land Corp.

19) WRC Properties, Inc.

20) TIAA-CREF Tuition Financing, Inc.

21) TIAA-CREF Trust Company, FSB

22) MOA Investors I, Inc.

23) 730 Texas Forest Holdings, Inc.

24) TIAA Global Markets, Inc.

25) T-C Sports Co., Inc.

26) TIAA Board of Overseers

27) TIAA Realty, Inc.

28) TIAA Park Evanston, Inc.

29) Port Northwest IV Corporation

In April of 2004, the IRS completed its audit of the 1998 and 1999 tax returns, the first years in which TIAA’s entire business operations were subject to federal income taxation, and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would have resulted in an additional tax due of $1.1 billion for the 1998 and 1999 tax years. These adjustments would have disallowed the deductions for certain intangible assets and would adjust certain TIAA tax-basis annuity reserves. In April of 2006, the Internal Revenue Service (“IRS”) completed its audit of the 2000, 2001 and 2002 tax returns and presented a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would have resulted in additional tax due of $391 million for the 2000, 2001 and 2002 tax years. These adjustments were the same issues as those raised in 1998 and 1999.

On September 12, 2008, TIAA executed the second and final settlement with the IRS Appeals Division resolving all remaining issues for tax years 1998-2002. The primary issue before the IRS Appeals Division was the deduction of losses claimed with regard to certain intangible assets. The IRS conceded that $4.8 billion was deductible for losses related to the termination of pension contracts in force on January 1, 1998, the date that TIAA lost its federal tax exemption. The IRS also allowed losses of $9.4 million claimed for the abandonment of developed software. Additional losses claimed by TIAA of $1.9 billion were disallowed as part of the settlement.

As a result of this settlement TIAA has reduced its December 31, 2007 contingent tax reserve of $1.1 billion to zero. Federal capital gains tax accrued as of December 31, 2007 of $166.1 million has been reduced to zero as a result of the offset of current year net capital losses which may be offset with net capital gains. These adjustments have been reflected in the Summary of Changes in Capital and Contingency Reserves for the twelve months ended December 31, 2008. Additionally, TIAA recorded a gross deferred tax asset as of December 31, 2008 of $8.8 billion related to the expected future deduction of losses with regard to intangible assets recognized as a result of the 2008 IRS settlement. Substantially all of such deferred tax assets are non–admitted in accordance with statutory accounting principles.

On April 5, 2007, TIAA executed a partial first settlement with the IRS Appeals Division resolving the disputed adjustments to tax-basis annuity reserves for the tax years 1998-2002. TIAA agreed to a permanent adjustment of $273.0 million, which reduced the tax-basis annuity reserves for TIAA contracts in force at the beginning of 1998, TIAA’s first year as a taxable entity. In addition, a temporary adjustment of $1.7 billion was applied to TIAA’s 1998 reserve deductions. This adjustment related to reserves established for new rights added to TIAA payout annuity

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-107

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

contracts enabling contract-holders to transfer annuity balances into other investment vehicles in accordance with appropriate terms and conditions in the annuity contract. This $1.7 billion adjustment will be recovered by TIAA through deductions over a 20 year period which began with its 2006 tax return. With one exception that is not material, the IRS agreed to accept all deductions related to the annuity reserves as claimed by TIAA on its 1999-2002 tax returns. With respect to deductions for years subsequent to 2004, no binding agreement has been reached with the IRS for reserves associated with the annuity transferability option, since these years were not before IRS Appeals Division. Management believes, however, that it is reasonable to expect that deductions related to subsequent years will not be subject to adjustment by the IRS in future audits, and has not provided for any related contingency reserve. As a result of this settlement, TIAA in the year ended December 31, 2006, reduced its previously established contingent reserve which adjusted statutory surplus by $1.0 billion.

The components of TIAA’s net deferred tax asset were as follows (in millions):

	2008	2007	Change
Gross deferred tax assets	$16,382	$3,114	$13,268
Gross deferred tax liabilities	(330)	(71)	(259)
Net deferred tax asset	16,052	3,043	13,009
Deferred tax assets, non-admitted	(14,671)	(1,967)	(12,704)
Net deferred tax asset, admitted	$1,381	$1,076	$305

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows (in millions):

	2008	2007
Deferred tax assets:
Investments	$1,479	$100
Intangible asset	8,835	—
Differences between statutory and tax reserves	1,174	1,171
Policyholder dividends	816	844
Deferred compensation	156	184
Balance of payout option reserve due to IRS Settlement	508	537
Net operating loss carryover	2,964	—
Capital loss carryover	132	—
Other	318	278
Total deferred tax assets	16,382	3,114
Non-admitted deferred tax assets	(14,671)	(1,967)
Total admitted deferred tax assets	$1,711	$1,147

Deferred tax liabilities:
Investments including partnership interest	$329	$70
Other	1	1
Total deferred tax liabilities	330	71
Net admitted deferred tax assets	$1,381	$1,076

At December 31, 2008, TIAA’s gross and net deferred tax assets reflect the two IRS settlements as described above. The change of $13.4 billion in the gross deferred tax asset and $305.0 million in the net admitted deferred tax asset are primarily due to the inclusion of future deductions related to the intangible asset and the net operating loss (“NOL”) carry forwards resulting from the settlement, which were not included in the December 31, 2007 gross and net deferred tax assets, based on an interpretation concurred by the New York Insurance Department in 2001. In 2008, the Department agreed with a change in interpretation and recognition of the gross non-admitted tax asset.

A reconciliation of TIAA’s statutory tax rate to actual federal income tax rate was as follows (in millions):

	For the Years Ended December 31,
	2008	2007	2006
Net gain from operations	$1,430	$1,932	$2,254
Realized Capital Gain (Loss) inclusive of OTTI	(4,492)	73	—
Statutory rate	35%	35%	35%
Tax at statutory rate	$(1,072)	$702	$789
Investment items	(257)	(87)	(242)
Consolidation and dividends from subsidiaries	(59)	(113)	(48)
Amortization of interest maintenance reserve	(21)	(43)	(47)
Adjustment to policyholder dividend liability	(27)	67	17
Accrual of contingent tax provision	—	423	467
Settlement of contingent tax exposure	—	—	(1,033)
Intangible write-off deduction	(431)	—	—
Net operating loss carry forward utilized	—	(400)	(489)
Book/tax capital gain differences deferred for tax	1,144	51	—
Capital loss carry back and (carry forward) utilized	244	(146)	—
Other	102	137	17
Tax provision (benefit) expense before subsidiary settlements, other payments (refunds) and increase in net operating loss	$(377)	$591	$(569)
Increase in net operating loss to carry forward	377	—	—
Subsidiary settlements and other (refunds) payments	(45)	(76)	(25)
Current federal income tax (benefit) expense	$(45)	$515	$(594)

Current effective tax rate	1%	26%	(26%)
Deferred federal income tax (benefit) expense	$(305)	$(112)	$1

Deferred effective tax rate	9%	(6%)	0%
Total federal income tax (benefit) expense	$(350)	$403	$(594)

Total federal effective tax rate	10%	20%	(26%)

TIAA had $698.2 million of tax basis capital losses in 2008, of which $319.5 million was carried back to 2007 and $378.7 million is carried forward. The capital loss carry forward will expire in the year 2013. The 2007 current effective rate reflects the capital gains tax. No capital gains were reflected in the effective rate for years prior to 2007 because no capital gains tax was incurred.

As of December 31, 2008, TIAA had net operating loss carry forwards as follows (in millions):

Year Incurred	Operating Loss	Year of Expiration
1998	$4,505	2013
1999	1,041	2014
2001	181	2016
2002	786	2017
2003	500	2018
2004	380	2019
2007	—	2022
2008	1,077	2023
Total	$8,470

B-108	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

At December 31, 2007, TIAA’s gross deferred tax asset of $3.1 billion did not include any benefit from NOL carry forwards. Consistent with prior years, however, TIAA’s federal income tax return for 2007 included a significant NOL carry forward as a result of tax deductions related to intangible assets. The NOL carry forward on TIAA’s 2007 federal income tax return was $11.4 billion. These intangible asset tax deductions were not recognized as a benefit in 2007 because they were recognized subsequent to the 2008 settlement described above.

As of December 31, 2008, TIAA had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	$1	2015
2006	2	2016
2007	2	2017
2008	2	2018
Total	$7

As of December 31, 2008 TIAA had general business credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2001	$—	2021
2002	1	2022
2003	2	2023
2004	2	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	6	2028
Total	$25

TIAA did not incur federal income taxes in 2008 or preceding years that would be available for recoupment in the event of future net losses.

For the years 2003 and 2004 Federal income tax returns for the consolidated companies have been audited by the IRS. In November 2008, the IRS completed its audit and presented the group with a Revenue Agents Report that had no unagreed adjustments. The statute of limitations for the 2005, 2006, and 2007 federal income tax returns are open until September 2009, September 2010, and September 2011, respectively.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 establishes a minimum threshold for financial statement recognition of the benefits of positions taken in tax returns, and requires certain expanded disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open years as of the effective date. Management has evaluated TIAA’s tax position under the principles of FIN 48, and has concluded that TIAA has not recorded any uncertain tax benefits as of December 31, 2008. TIAA had a contingent tax reserve of $1.1 billion as of December 31, 2007 and was reduced to zero in the current year as discussed above.

Note 16—pension plan and postretirement benefits

Retirement Plans, Deferred Compensation, Post Employment Benefits and other Post Retirement Benefit Plans

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $40 million, $34 million and $32 million in 2008, 2007 and 2006, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, the Company provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. As of December 31, 2008, the measurement date, the status of this plan for retirees and eligible active employees is summarized below (in millions):

	Postretirement Benefits
	12/31/2008	12/31/2007	12/31/2006
Change in benefit obligation
Benefit obligation at beginning of period	$99	$105	$102
Eligibility cost	4	3	3
Interest cost	6	6	5
Actuarial losses/(gains)	9	(11)	(1)
Benefit paid	(5)	(4)	(4)
Plan amendments	—	—	—
Benefit obligation at end of period	$113	$99	$105
Fair value of assets	—	—	—
Funded status	$(113)	$(99)	$(105)
Unrecognized initial transition obligation	3	4	5
Unrecognized net losses	9	—	12
Accrued postretirement benefit cost	$(101)	$(95)	$(88)

The Company is expecting to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug Act of 2003 (“The Act”).

The postretirement benefit obligation for non-vested employees was approximately $94 million at December 31, 2008 and approximately $65 million at December 31, 2007.

The net periodic postretirement (benefit) cost for the years ended December 31 includes the following components (in millions):

	Postretirement Benefits
	2008	2007	2006
Components of net periodic cost
Eligibility cost	$4	$3	$3
Interest cost	6	6	5
Amortization of transition obligation	1	1	1
Net periodic cost	$11	$10	$9

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-109

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The cost of postretirement benefits includes a reduction arising from The Act subsidy of $2 million for 2008, $3 million for both 2007 and 2006, respectively.

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $5 million for year of 2008, $4 million for both year of 2007 and 2006.

The assumptions used by the Company to calculate the benefit cost and obligations in the year are as follows:

	Postretirement Benefits
	2008	2007	2006
Weighted-average assumption
Discount rate for benefit costs	6.25%	5.75%	5.50%
Discount rate for benefit obligations	5.75%	6.25%	5.75%
Rate of increase in compensation levels	4.00%	4.00%	4.00%
Medical cost trend rates	5.00–9.00%	5.00–10.00%	5.00–11.00%
Immediate Rate	9.50%	10.00%	11.00%
Ultimate Rate	5.00%	5.00%	5.00%
Year Ultimate Rate Reached	2014	2013	2013
Ultimate medical care cost trend rate after a five year gradual decrease	5.00%	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase or decrease in assumed medical cost trend rates would have the following effects (in millions):

	Postretirement Benefits
	2008	2007	2006
One percentage point increase
Increase in postretirement benefit obligation	$12	$10	$11
Increase in eligibility and interest cost	$1	$1	$1
One percentage point decrease
(Decrease) in postretirement benefit obligation	$(10)	$(9)	$(9)
(Decrease) in eligibility and interest cost	$(1)	$(1)	$(1)

ESTIMATED FUTURE BENEFIT PAYMENTS

The following benefit payments are expected to be paid (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2009	7
2010	7
2011	8
2012	8
2013	9
Total for 2014-2018	56

Medicare Part D Subsidy Receipts
2009	0.3
2010	0.4
2011	0.4
2012	0.5
2013	0.6
Total for 2014-2018	5.0

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA

Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company has provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years. This amount is reduced by the benefit arising from the basic TIAA defined contribution annuity contracts.

Effective July 31, 2007, the SERP was curtailed. Under this curtailment, all participants, who had not attained the age of 55 and completed five years of service forfeited their benefits under the plan. The one time cost associated with the curtailment of $5 million was due to the need to recognize the past service liability. This one time cost is included in the 2007 SERP total expense. In addition an expense of $11 million was recognized by the Company relating to the funding of separate annuity contracts for individuals who forfeited benefit given the SERP curtailment.

The accumulated benefit obligation totaled $45 million and $42 million as of December 31, 2008 and 2007, respectively. The Company had an accrued pension cost of $47 million and $45 million and had no additional minimum liability accrued as of December 31, 2008 and 2007, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2008 or 2007.

The SERP obligations were determined based upon a discount rate of 6.21% and a rate of compensation increase of 5.0% at December 31, 2008. In accordance with NAIC SSAP No. 89, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable. During 2007, the SERP expense, including expenses associated with the curtailment, totaled $11 million.

Future benefits expected to be paid by the SERP are as follows (in millions):

1/1/2009 to 12/31/2009	$4
1/1/2010 to 12/31/2010	$4
1/1/2011 to 12/31/2011	$4
1/1/2012 to 12/31/2012	$4
1/1/2013 to 12/31/2013	$4
1/1/2014 to 12/31/2018	$18

Note 17—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

B-110	Statement of Additional Information ■ Intelligent Life Survivorship VUL

continued

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. For the Personal Annuity (“PA”), deferred annuity reserves in the general account are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB is calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $1.1 million at December 31, 2008 and $0.1 million at December 31, 2007, respectively.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 91% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 9 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contracts at December 31 are as follows (in millions):

	2008		2007
	Amount	Percent	Amount	Percent
Subject to Discretionary Withdrawal
At fair value	$12,127	7.1%	$18,752	11.3%
At book value without adjustment	32,232	18.9%	25,858	15.6%
Not subject to discretionary withdrawal	126,465	74.0%	120,898	73.1%
Total (gross)	170,824	100.0%	165,508	100.0%
Reinsurance ceded	—		—
Total (net)	$170,824		$165,508

Annuity reserves and deposit-type contact funds for the year ended December 31 are as follows (in millions):

	2008	2007
General Account:
Total annuities (excluding supplementary contracts with life)	$157,965	$146,066
Supplementary contracts with life contingencies	231	235
Deposit-type contracts	500	455
Miscellaneous reserves, GMDB	1	—
Subtotal	158,697	146,756

Separate Accounts:
Annuities	12,127	18,752
Total	$170,824	$165,508

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $0.2 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2008 and $0.1 million at December 31, 2007, respectively. As of December 31, 2008 and December 31, 2007, TIAA had $1.1 billion and $1.6 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $16.9 million and $20.6 million at December 31, 2008 and December 31, 2007, respectively.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 18—reinsurance

In 2005 and 2004, the Company entered into reinsurance agreements with RGA Reinsurance Company. In accordance with these agreements, the Company assumed Credit Life, Credit A&H, Term Life and Whole Life liabilities through coinsurance funds withheld and modified coinsurance arrangements on a proportional basis. During 2007, the Credit Life and Credit A&H agreement was recaptured, as well as one of the Term Life and Whole Life agreements. The statutory coinsurance reserves on these agreements at the end of the statutory reporting period immediately before recapture were approximately $18.4 million and $41.2 million, respectively.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-111

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2008	2007	2006
Aggregated assumed premiums	$22	$(2)	$52
Reinsurance payable on paid and unpaid losses	$—	$—	$1
Modified coinsurance reserves	$183	$171	$162
Increase in policy and contract reserves	$(4)	$(50)	$9
Funds withheld under coinsurance	$—	$—	$14

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife has begun the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2008 there were still premiums in force of $27 million.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by these reinsurance agreements include (in millions):

	2008	2007	2006
Insurance and annuity premiums	$23	$46	$36
Policy and contract benefits	$81	$91	$101
Increase in policy and contract reserves	$50	$187	$32
Reserves for life and health insurance	$686	$736	$923

Note 19—commercial paper program

TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2 billion. The Company had $ 0 and $952 million outstanding obligations, as of December 31, 2008 and 2007, respectively.

The Company maintains a committed and unsecured 5-year revolving credit facility of $1 billion with a group of banks to support the commercial paper program. This liquidity facility has not been utilized.

Note 20—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below as of December 31 are as follows (in millions):

	2008	2007
Net unrealized capital (losses) gains	$(2,757)	$865
Asset valuation reserve	$4,104	$(698)
Net deferred federal income tax	$13,009	$(57)
Non-admitted asset value	$(12,707)	$(180)
Net change in separate account	$(1)	$—

Capital: TIAA has 2,500 shares of Class A common stock authorized, issued and outstanding. All outstanding shares of the Company are collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, the Company operates without profit to its sole shareholder.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

Note 21—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

TGM, a wholly-owned subsidiary of TIAA, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5 billion in debt and TIAA’s Board of Trustees authorized TIAA to guarantee up to $5 billion of TGM’s debt. As of December 31, 2008, TGM had $3,295 million of outstanding debt and accrued interest. The Company also provides a $750 million uncommitted and unsecured 364-day revolving line of credit to TGM. During 2008, there were 5 draw downs totaling $172 million that were repaid by December 31, 2008. As of December 31, 2008, there were no outstanding principal or accrued interest on the line of credit.

The Company has a financial support agreement with TIAA-CREF Life. Under this agreement, the Company will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. The Company made no additional capital contributions to TIAA-CREF Life during 2008 under this agreement. On March 17, 2009, the Company made a $70 million capital contribution to TIAA-CREF Life in accordance with the financial support agreement. The Company also provides a $100 million unsecured 364-day revolving line of credit to TIAA-CREF Life. As of December 31, 2008, $30 million of this facility was maintained on a committed basis for which the Company received a commitment fee of 3 bps per annum on the undrawn committed amount. During 2008, there were 17 draw downs totaling $41 million that were repaid by December 31, 2008. As of December 31, 2008, outstanding principal plus accrued interest was $0.

The Company provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks, pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. The Company also provides a $1.0 billion uncommitted line of credit to CREF and the TIAA-CREF Mutual

B-112	Statement of Additional Information ■ Intelligent Life Survivorship VUL

concluded

Funds (the “Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1.5 billion committed credit facility that is maintained with a group of banks.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, the Company’s general account will fund them by purchasing Accumulation Units in REA. The Company guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value.

Pursuant to the liquidity guarantee obligation, TIAA General Account owned 576,868 accumulation units issued by the TIAA Real Estate Separate Account as of December 31, 2008. The Company purchased $155.6 million of accumulation units on December 24, 2008. The Company has purchased an additional $845.5 million and approximately 3.2 million accumulation units during 2009.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2008, the future minimum lease payments are estimated as follows (in millions):

Year	2009	2010	2011	2012	2013	Thereafter	Total
Amount	$35	$32	$30	$29	$25	$67	$218

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2008, 2007 and 2006 was approximately $36 million, $32 million and $35 million, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is TIAA management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

Intelligent Life Survivorship VUL ■ Statement of Additional Information	B-113

730 Third Avenue

New York, NY 10017-3206

A11689 (5/09)

PART C: OTHER INFORMATION

Item 26.	Exhibits

(a)	Board of Directors Resolution.

Resolution of the Board of Directors of TIAA-CREF Life Insurance Company establishing TIAA-CREF Life Separate Account VLI-1 (1)

(b)	Custodian Agreements.

(1)	Form of Domestic Custody Agreement between TIAA-CREF Life Insurance Company on behalf of TIAA-CREF Life Separate Account VLI-1 and JPMorgan Chase Bank, N.A. (9)

(c)	Underwriting Contracts.

(1)	Form of Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (2)

(d)	Contracts.

(1)	Intelligent Life Flexible Premium Last Survivor Variable Universal Life Insurance Policy (10)

(2)	Policy Endorsement (10)

(3)	Estate Transfer Protection Rider (for Intelligent Life Survivorship VUL Policy) (10)

(4)	Institutional Charitable Benefit Rider (for Intelligent Life Survivorship VUL Policy) (10)

(5)	Overloan Protection Endorsement (10)

(6)	Last Survivor Policy Split Option (for Intelligent Life Survivorship VUL Policy) (10)

(e)	Form of Application for Intelligent Life Survivorship VUL Policy (10)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Charter of TIAA-CREF Life Insurance Company (2)

(2)	By-laws of TIAA-CREF Life Insurance Company (2)

(g)	Reinsurance Contracts

(1)	Reinsurance Agreement effective January 1, 2000 between TIAA-CREF Life Insurance Company and Swiss Re Life & Health America Inc., as amended. (3)

(2)	Reinsurance Agreement effective January 1, 2002 between TIAA-CREF Life Insurance Company and Security Life of Denver Insurance Company. (3)

(h)	Participation Agreements.

(1)	Form of Participation/Distribution Agreement with TIAA-CREF Life Funds. (2)

(2)	Amendment to Participation and Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc., dated as of October 19, 2004. (4)

(3)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares. (5)

(4)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Service Shares. (5)

(5)	Form of Participation Agreement among TIAA-CREF Life, Calamos Advisors Trust, Calamos Advisors LLC, and Calamos Financial Services LLC with respect to Institutional Shares. (5)

(6)	Form of Participation Agreement among TIAA-CREF Life, Credit Suisse Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc. (5)

(7)	Form of Participation Agreement among TIAA-CREF Life, Teachers Personal Investors Services, Inc., Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc. (5)

(8)	Form of Participation Agreement among TIAA-CREF Life, MFS Variable Insurance Trust, and Massachusetts Financial Services Company. (5)

(9)	Form of Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management Inc. (5)

(10)	Form of Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and Allianz Global Investors Services Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Distributors LLC. (5)

(11)	Form of Participation Agreement among TIAA-CREF Life, Royce & Associates, LLC, and Royce Capital Fund. (5)

(12)	Form of Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. (5)

(13)	Form of Participation Agreement among TIAA-CREF Life, Salomon Brothers Variable Series Fund Inc., and Legg Mason Investor Services, LLC. (5)

(14)	Form of Participation Agreement among TIAA-CREF Life, Greenwich Street Series Fund, and Legg Mason Investor Services, LLC. (5)

(15)	Form of Participation Agreement among TIAA-CREF Life, Columbia Wanger Asset Management, LLP, Columbia Management Distributors, Inc., and Wanger Advisors Trust. (5)

(16)	Form of Participation Agreement among TIAA-CREF Life, WM Variable Trust, and WM Funds Distributor, Inc. (5)

(17)	Form of Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC. (5)

(18)	Amendment to Participation and Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005. (7)

(19)	Form of Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA Life Insurance Company. (8)

(20)	Form of Amendment to Fund Participation Agreement between Calamos Financial Services LLC and TIAA-CREF Life Insurance Company. (8)

(21)	Form of Amendment to Fund Participation Agreement by and between Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P. and TIAA-CREF Life Insurance Company. (8)

(22)	Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)

(23)	Form of Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company and TIAA-CREF Life Insurance Company. (8)

(24)	Form of Amendment to Participation Agreement by and among Credit Suisse Trust, Credit Suisse Asset Management LLC, and Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(25)	Form of Fund/SERV and Networking Supplement to Participation Agreement by and among MFS Variable Insurance Trust and Massachusetts Financial Services Company. (8)

(26)	Form of Shareholder Information Agreement between Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(27)	Form of Shareholder Information Agreement between Delaware Service Company, Inc. Securities, Inc. and TIAA-CREF Life Insurance Company. (8)

(28)	Form of Shareholder Information Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)

(29)	Form of Shareholder Information Agreement between Prudential Investment Management Services LLC and TIAA-CREF Life Insurance Company. (8)

(30)	Form of Shareholder Information Agreement between Royce Fund Services, Inc. and TIAA-CREF. (8)

(31)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life Insurance Company. (6)

(32)	Form of Shareholder Information Agreement between MFS Fund Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(33)	Form of Shareholder Information Agreement between Allianz Global Investors Distributors LLC and TIAA-CREF Life Insurance Company. (8)

(34)	Form Shareholder Information Agreement between Franklin Templeton Franklin/Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(35)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company. (8)

(36)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company. (8)

(37)	Form of Distribution and Administrative Service Agreement between Neuberger Management Inc and TIAA-CREF Life Insurance Company. (8)

(38)	Form of Administrative Services Agreement between Columbia Management Distributors, Inc. and TIAA-CREF Life Insurance Company. (8)

(39)	Form of Administrative Services Agreement between Credit Suisse Asset Management, LLC and TIAA-CREF Life Insurance Company. (8)

(40)	Form of Administrative Services Agreement by and between Franklin Templeton Services, LLC, and TIAA-CREF Life Insurance Company. (8)

(41)	Form of Administrative Services Agreement between Legg Mason Investor Services, LLC and TIAA-CREF Life Insurance Company. (8)

(42)	Form of Administrative Services Agreement between Janus Capital Management LLC and TIAA-CREF Life Insurance Company. (8)

(43)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and TIAA-CREF Life Insurance Company. (8)

(44)	Form of Indemnification Agreement Between Massachusetts Financial Services Company and TIAA-CREF Life Insurance Company. (8)

(45)	Form of AMT Distribution and Administrative Services Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company. (8)

(g)	Administrative Contracts.

(1)	Form of Administrative Services Agreement by and between McCamish Systems, LLC and Teachers Insurance and Annuity Association of America. (9)

(2)	Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account. (9)

(j)	Other Material Contracts. Not Applicable.

(k)	Legal Opinion.

Legality Opinion and Consent of Meredith Kornreich, Esquire*

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable.

(n)	Other Opinions.

Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.*

(o)	Omitted Financial Statements. Not Applicable.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption.

(1)	Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (2)

(2)	Description of Issuance, Transfer and Redemption Procedures For Intelligent Life Flexible Premium Last Survivor Variable Universal Life Insurance Policies Issued by TIAA-CREF Life (8)

(3)	Amended and Restated Description of Issuance, Transfer, and Redemption Procedures for Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company (7)

(r)	Powers of Attorney (11)

(1)	Incorporated by reference to the initial filing of the Registration Statement on Form S-6, filed June 1, 2001 (File No. 333-62162).

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).

(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed April 30, 2003 (File Nos. 333-62162 and 811-10393).

(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, filed May 3, 2005 (File Nos. 333-62162 and 811-10393).

(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006, (File Nos. 333-128699 and 811-10393).

(6)	Incorporated by reference to Post-Effective Amendment No. 7 on the Registration Statement on Form N-4 for the Single Premium Immediate Annuity Contracts, filed on May 1, 2007 (File No. 333-46414 and 811-08963).

(7)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed May 1, 2006 (File Nos. 333-128699 and 811-10393).

(8)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed on May 2, 2007 (File Nos. 333-128699 and 811-10393).

(9)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed May 1, 2008 (File Nos. 333-62162 and 811-10393).

(10)	Incorporated by reference to the Registration Statement on Form N-6, filed June 25, 2008

(File Nos. 333-151910 and 811-10393).

(11)	Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, filed on January 23, 2009 (File Nos 333-128699 and 811-10393).

*	Filed Herewith

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Eric T. Jones	Director, Chairman, President & Chief Executive Officer
Elizabeth D. Black	Director
Brian S. Browdie	Director
Sanjeev Handa	Director
Stephen B. Gruppo	Director
Nancy Heller	Director
Harry I. Klaristenfeld	Director, Vice President & Chief Actuary
Matthew Kurzweil	Director
Padelford L. Lattimer	Director
Lisa Mancini	Director, Vice President & Chief Underwriter
Steve Maynard	Director, Vice President & Director Business Administration and Policy Owner Services
Peter F. Murphy III	Director
Craig K. Nordyke	Director, Vice President & Actuary
Kim Petry	Director
Douglas Rothermich	Director
Susan E. Tannehill	Director
Wayne Williams	Director & Vice President, Market and Channel Integration
Linda Dougherty	Vice President & Chief Financial Officer
Marjorie Pierre-Merrit	Secretary
Robert Hopkins	Assistant Secretary
Jeffrey S. Goldin	Illustration Actuary
Gregory Smith	Vice President Product Management
Lisa Mancini	Vice President & Chief Underwriter
Steven J. Maynard	Vice President
Craig Nordyke	Vice President & Actuary
Ana Ramirez	Vice President & Director of Business Unit Finance
Dennis Rupp	Vice President and Director, Insurance Wholesaling
Stephen Steinberg	Vice President & Actuary
Wayne Smiley	Chief Compliance Officer
John Wesley	Vice President & Director, After-Tax Annuities

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 28.	Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

(1)	TIAA Board of Overseers is a not-for-profit corporation.

(2)	TIAA’s non-profit capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, immediately after the enactment of the cited legislation.

(3)	The TIAA Board of Overseers elects TIAA’s trustees.

(4)	The following corporations and limited liability companies (“LLCs”) were organized by TIAA to hold real estate, mortgage, and securities investments for the General Account and may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these Domestic entities are Delaware entities:

DOMESTIC

485 Properties, LLC*

730 Texas Forest Holdings, Inc.*

Bethesda ARC, LLC

Bethesda HARC, LLC

Ceres Agricultural Properties, LLC*

CTG&P, LLC

DAN Properties, Inc.

Demeter Agricultural Properties, LLC

Demeter Agricultural Properties II, LLC

JV Georgia One, Inc.

JWL Properties, Inc.

Liberty Place Retail, Inc. (a Pennsylvania corporation)

ND La Jolla, LLC

ND Properties, Inc.*

ND-T Street, LLC

Normandale Center LLC

Port Northwest IV Corporation

Premiere Agricultural Properties, LLC

Premiere Columbia Properties, LLC

Premiere Farm Properties, LLC

Renewable Timber Resources, LLC

Savannah Teachers Properties, Inc.

T-C Cypress Park West LLC

T-C Duke Street LLC

T-C King Street Station LLC

T-C Roosevelt Square LLC

T-C SMA I, LLC

T-C SMA 2, LLC

T-C Sports Co., Inc.*

T-C Stonecrest LLC

T-Investment Properties Corp.

T-Land Corp.

T-Pointe, LLC

TCPC Associates, LLC

Teachers Boca Properties II, Inc.

Teachers Concourse, LLC*

Teachers Mayflower, LLC

Teachers Michigan Properties, Inc.

Teachers Pennsylvania Realty, Inc. (a Pennsylvania corporation)

Teachers West, LLC

TIAA 485 Boca 54 LLC

TIAA 485 Clarendon, LLC

TIAA Canada Retail Business Trust (a Pennsylvania business trust)

TIAA CMBS I, LLC*

TIAA European Funding Trust*

TIAA Franklin Square, LLC*

TIAA Gemini Office, LLC

TIAA Global Public Investments, LLC

TIAA Lakepointe, LLC

TIAA Park Evanston, Inc.

TIAA Private Equity Alpha, LLC*

TIAA Realty, Inc.

TIAA SF One, LLC

TIAA Stafford Harrison LLC

TIAA The Reserve II Member, LLC

TIAA Timberlands I, LLC*

TIAA Timberlands II, LLC*

TIAA Union Place Phase I LLC

TIAA-CREF Global Investments LLC

WRC Properties, Inc.*

INTERNATIONAL

36 Rue La Fayette (Luxembourg) 154 Rue de l’Universite SARL (France) 622534 N.B. Ltd. (New Brunswick)	SAS Roosevelt (France) Servin EURL (France) Servin Holding SARL (France)

INTERNATIONAL

Bruyeres I SAS (France)

Bruyeres II SAS (France)

Business Port S.r.l. (Italy)

Courcelles 70 SAS (France)

Des Brateaux SARL (France)

Erlangen Arcaden GmbH & Co. KG (Germany)

LaFayette Lux 1 S.a.r.l. (Luxembourg)

LaFayette Lux 2 S.a.r.l. (Luxembourg)

Les Harbouts II Immobilier SARL (France)

Les Horbouts II SARL (France)

Les Horbouts SARL (France)

Mansilla Participacoes Ltda (Brazil)

MegaPark Holding B.V. (Netherlands)

MSCAN Limited Partnership (Manitoba)

ND Europe S.a.r.l.* (Luxembourg)

Norte Shopping – Centre Commercial S. A. (Portugal)

Norte Shopping Retail & Leisure Centre BV* (Netherlands)

Olympe EURL (France)

Olympe Holding SARL (France)

Provence 110 (France)

REA Europe SARL (Luxembourg)

REA Lux 1 SARL (Luxembourg)

Rue de I’Universite 154 SAS (France)

SAS La Defense (France)

SAS Malachite (France)

SNC Amarante (France)

SNC La Defense (France)

SNC Lazulli (France)

SNC Peridot (France)

SNC Roosevelt (France)

Thiers LaFayette (France)

TIAA Lux 2 (Luxembourg)

TIAA Lux 4 (Luxembourg)

TIAA Lux 5 S.a.r.l. (Luxembourg)

TIAA Lux 6 S.a.r.l.*(Luxembourg)

TIAA Lux 7 S.a.r.l. (Luxembourg)

TIAA Lux 8 S.a.r.l (Luxembourg)

TIAA Lux 9 S.a.r.l. (Luxembourg)

TIAA Lux 10 S.a.r.l. (Luxembourg)

TIAA-CREF Asset Management UK Limited (England)

Triarche I SAS (France)

Triarche II SAS (France)

Villabe SAS (France)

(5)	Subsidiaries of the Separate Real Estate Account:

Bisys Crossings I, LLC; Light Street Partners Ballston, Inc.; Light Street Partners LLP; Seneca Industrial Holdings, LLC; T-C 701 Brickell LLC; T-C Four Oaks Place LLC; T-C Legacy at Westwood LLC; T-C Preston Sherry Plaza, LLC; T-C Regents Court LLC; T-C The Caruth LLC; T-C The Colorado LLC; Teachers Belvidere Properties, LLC; Teachers REA, LLC; Teachers REA II, LLC; Teachers REA III, LLC; TIAA Florida Mall, LLC; TIAA Miami International Mall, LLC; TIAA West Town Mall, LLC; TIAA-CREF Global Separate Real Estate Company LLC; TREA 10 Schalks Crossing Road, LLC; TREA 1401 H, LLC; TREA Broadlands, LLC; TREA Florida Retail, LLC; TREA GA Reserve, LLC; TREA Pacific Plaza, LLC; TREA Retail Fund-K, LLC; TREA Retail Property Portfolio 2006, LLC; TREA Weston, LLC; TREA Wilshire Rodeo, LLC.

(6)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(7)	TIAA-CREF Individual & Institutional Services, LLC is a registered broker-dealer and investment advisor, which provides distribution services for College Retirement Equities Fund.

(8)	TIAA Global Markets, Inc. was formed to issue debt instruments.

(9)	TIAA-CREF Enterprises, Inc. is organized for the purpose of holding the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Tuition Financing, Inc., and TCAM Core Property Fund GP LLC.

(10)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF Life Funds.

(11)	Teachers Personal Investors Services, Inc. is a registered broker-dealer organized for the purpose of providing distribution and administrative services for the TIAA Separate Account VA-1, the TIAA-CREF Institutional Mutual Funds and the TIAA-CREF Life Funds.

(12)	TIAA-CREF Life Insurance Company is a New York State insurance subsidiary of TIAA, whose stock is owned by TIAA and which holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

(13)	TIAA-CREF Tuition Financing, Inc. is organized to administer and provide advice to tuition savings and prepaid plans.

(14)	TCT Holdings, Inc. is organized for the purpose of holding the stock of a federal savings bank.

(15)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank.

(16)	TIAA-CREF Insurance Agency, LLC is a licensed insurance agency offering insurance services and products.

(17)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, which owns an interest in TCAM Core Property Fund REIT LLC, which in turn owns the membership interests in TCAM Core Property Fund Operating GP LLC.

(18)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interest in Kaspick & Company, LLC.

(19)	Kaspick & Company, LLC provides administrative and investment management services to planned giving programs of non-profit institutions and also provides administrative services to charitable institutions that issue gift annuities.

(20)	Active Extension Fund I, LLC, Active Extension Fund II-Global Opportunities, LLC and Active Extension Fund III, LLC were organized to engage in investment strategies.

(21)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in TIAA-CREF USREF I GP, LLC, TCAM SVREF I GP, LLC and TCAM DOF GP LLC. TIAA-CREF USREF I GP, LLC was established to act as the general partner of TIAA-CREF U.S. Real Estate Fund I, L.P and hold the membership interests in TIAA-CREF USREF I A.S. LLC. TIAA-CREF U.S. Real Estate Fund I, L.P.* will initially hold the membership interests in TIAA-CREF USREF I REIT, LLC. In addition, it will own either directly or indirectly real estate or real estate related investments and has registered its public offering of limited partnership interests with the Securities and Exchange Commission. TCAM SVREF I GP, LLC was organized to hold the membership interests in TCAM SVREF I A.S., LLC and to act as the general partner of TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP, a closed-end private investment fund which will primarily invest in value added real estate investments. TIAA-CREF Asset Management Strategic Value Real Estate Fund I, LP will hold the memberships interests in TCAM SVREF I Properties, LLC and TCAM SVREF I REIT, LLC. TCAM DOF GP LLC was established to act as the general partner of TIAA-CREF Asset Management Distressed Opportunities Fund, L.P., a closed-end private investment fund which will primarily invest in pooled investment vehicles with distressed debt or distressed equity strategies.

(22)	TIAA-CREF International Holdings LLC, was organized to act as the holding company for TIAA-CREF Asset Management UK Limited, which was organized to conduct global real estate activities.

(23)	Oleum Holding Company, Inc. was organized to own the shares of a Canadian entity.

TIAA	% owned by TIAA/ Subsidiary
General Account Investment and Insurance Subsidiaries:
(T1) 485 Properties, LLC	100%
(T2) Bethesda ARC, LLC	100%
(T3) Bethesda HARC, LLC	100%
(T2) DAN Properties, Inc.	100%
(T2) JV Georgia One, Inc.	100%
(T2) JWL Properties, Inc.	100%
(T2) Liberty Place Retail, Inc.	100%
(T2) Normandale Center LLC	100%
(T2) Port Northwest IV Corporation	100%
(T2) Savannah Teachers Properties, Inc.	100%
(T2) T-Investment Properties Corp.	100%
(T2) T-Land Corp.	100%
(T2) T-C Duke Street LLC	100%
(T2) Teachers Pennsylvania Realty, Inc.	100%
(T2) TIAA 485 Clarendon, LLC	100%
(T2) TIAA Gemini Office, LLC	100%
(T2) TIAA-CREF Global Investments LLC	100%
(T1) 730 Texas Forest Holdings, Inc.	100%
(T2) 730 Texas Timberlands Ltd.	.5%
(T2) 730 Texas Timberlands II Ltd.	.5%
(T1) 730 Texas Timberlands II, Ltd.	99.5%
(T1) Active Extension Fund I, LLC	100%
(T1) Active Extension Fund II - Global Opportunities, LLC	100%
(T1) Active Extension Fund III, LLC	100%
(T1) Ceres Agricultural Properties, LLC	100%

(T2) Premiere Farm Properties, LLC	100%
(T2) Premiere Agricultural Properties, LLC	100%
(T2) Premiere Columbia Properties, LLC	100%
(T1) CTG & P, LLC	100%
(T1) CPPIB-TIAA U.S. Real Property Fund, L.P.	50%
(T2) C-T REIT LLC	99.99%
(T3) C-T Stoneridge LLC	100%
(T3) C-T Shenandoah LLC	100%
(T1) Demeter Agricultural Properties, LLC	100%
(T1) Demeter Agricultural Properties II, LLC	100%
(T1) Mansilla Participacoes Ltda	100%
(T1) ND Properties, Inc.	100%
(T2) 622534 N.B. Ltd	100%
(T3) MSCAN Limited Partnership	.01%
(T2) Norte Shopping Retail & Leisure Centre BV	50%
(T3) Norte Shopping - Centre Commercial S.A.	100%
(T2) TIAA Canada Retail Business Trust	100%
(T3) MSCAN Limited Partnership	99.99%
(T2) TIAA Stafford-Harrison LLC	100%
(T2) ND La Jolla, LLC	100%
(T2) ND-T Street, LLC	100%
(T2) T- Pointe, LLC	100%
(T2) ND Europe S.a.r.l.	100%
(T3) La Fayette Lux 1 S.a.r.l	100%
(T4) 36 Rue La Fayette	01%
(T3) La Fayette Lux 2 S.a.r.l.	100%
(T4) 36 Rue La Fayette	99.99%
(T3) TIAA Lux 2	100%
(T4) SAS Roosevelt	100%
(T5) SNC Roosevelt	100%
(T4) Triarche I SAS	100%
(T5) Les Horbouts SARL	100%
(T4) Triarche II SAS	100%
(T5) Les Horbouts II SARL	100%
(T6) Les Horbouts II Immobilier SARL	100%
(T4) Villabe SAS	100%
(T5) Des Brateaux SARL	100%
(T4) Bruyeres I SAS	100%
(T5) Olympe Holding SARL	100%
(T6) Olympe EURL	100%
(T4) Bruyeres II SAS	100%
(T5) Servin Holding SARL	100%
(T6) Servin EURL	100%
(T3) TIAA Lux 9	100%
(T4) SNC Amarante	.01%
(T4) SAS Malachite	100%
(T5) SNC Amarante	99.99%
(T6) SNC Lazulli	99.99%
(T6) SNC Peridot	99.99%
(T4) SAS La Defense	100%
(T5) SNC La Defense	99.9%
(T4) SNC La Defense	.01%
(T4) SNC Peridot	.01%
(T4) SNC Lazuli	.01%

(T3) TIAA Lux 4	100%
(T4) Rue De L’Universite 154 SAS	100%
(T5) 154 Rue De L’Universite S.a.r.l	100%
(T3) TIAA Lux 6 S.a.r.l	100%
(T4) Courcelles 70 SAS	100%
(T3) TIAA Lux 7 S.a.r.l	100%
(T4) Business Port S.r.l.	50%
(T3) TIAA Lux 8 S.a.r.l.	100%
(T3) TIAA Lux 9 S.a.r.l	100%
(T3) TIAA Lux 10 S.a.r.l.	100%
(T4) MegaPark Holding BV	100%
(T3) Theirs LaFayette	100%
(T2) TIAA Lux 5 S.a.r.l.	100%
(T3) Erlanden Arcaden GmbH & Co. KG	92.5%
(T1) Oleum Holding Company, Inc.	100%
(T2) Polar Star Canadian Oil and Gas Holding, Inc.	100%
(T2) Polar Star Canadian Oil and Gas, Inc.	100%
(T1) Renewable Timber Resource, LLC	100%
(T1) T-C SMA I, LLC	100%
(T2) CPPIB-TIAA U.S. Real Property Fund, L.P.	1%
(T1) T-C SMA 2, LLC	100%
(T1) T-C Sports Co., Inc.	100%
(T1) TCT Holdings, Inc.	100%
(T2) TIAA-CREF Trust Company, FSB	100%
(T1) Teachers Concourse, LLC	100%
(T1) Teachers Mayflower, LLC	100%
(T1) Teachers Michigan Properties, Inc.	100%
(T1) Teachers West, LLC	100%
(T1) TIAA CMBS I, LLC	100%
(T1) TIAA European Funding Trust	100%
(T1) TIAA Franklin Square, LLC	100%
(T1) TIAA Global Markets, Inc.	100%
(T1) TIAA Global Public Investments, LLC	100%
(T1) TIAA Lakepointe, LLC	100%
(T1) TIAA Park Evanston, Inc.	100%
(T1) TIAA Private Equity Alpha, LLC	100%
(T1) TIAA Realty, Inc.	100%
(T1) TIAA SF One, LLC	100%
(T1) TIAA The Reserve II Member, LLC	100%
(T1) TIAA Timberlands I, LLC	100%
(T2) 730 Texas Timberlands, Ltd.	99.5%
(T1) TIAA Timberlands II, LLC	100%
(T1) TIAA-CREF Life Insurance Company	100%
(T2) TIAA-CREF Life Insurance Agency, LLC	100%
(T1) TIAA-CREF LPHC, LLC	100%
(T2) TIAA-CREF USREF I GP, LLC	100%
(T3) TIAA-CREF US Real Estate Fund I, LP	100%
(T4) TIAA-CREF USREF I REIT, LLC	99.99%
(T3) TIAA-CREF USREF I A.S., LLC	100%
(T2) TCAM SVREF I GP, LLC	100%
(T3) TCAM SVREF I A.S., LLC	100%
(T3) TIAA-CREF Asset Management Strategic Value Real Estate Fund I, L.P.	100%
(T4) TCAM SVREF I Properties, LLC	100%

(T4) TCAM SVREF I REIT, LLC	100%
(T2) TCAM DOF GP LLC	100%
(T3) TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.	100%
(T1) TIAA-CREF Individual & Institutional Services, LLC	100%
(T1) TIAA-CREF International Holdings, LLC	100%
(T2) TIAA-CREF Asset Management UK Limited	100%
(T1) TIAA-CREF Investment Management, LLC	100%
(T1) TIAA-CREF Redwood, LLC	100%
(T2) Kaspick & Co., LLC	100%
(T1) TIAA Union Place Phase I, LLC	100%
(T1) WRC Properties, Inc.	100%
(T2) TCPC Associates, LLC	100%
(T1) TIAA-CREF Enterprises, Inc.	100%
(T2) Teachers Advisors, Inc.	100%
(T2) Teachers Personal Investors Services, Inc.	100%
(T2) TIAA-CREF Tuition Financing, Inc.	100%
(T2) TCAM Core Property Fund GP, LLC	100%
(T3) TIAA-CREF Asset Management Core Property Fund, LP	.1%
(T4) TCAM Core Property Fund REIT LLC	99%
(T5) TCAM Core Property Fund Operating GP LLC	100.0%
(T6) TCAM Core Property Fund Operating LP	.1%
(T7) T-C Stonecrest LLC	100%
(T7) T-C King Street Station LLC	100%
(T7) T-C Cypress Park West LLC	100%
(T7) T-C Roosevelt Square LLC	100%

Real Estate Separate Account
(T1) Seneca Industrial Holdings LLC	100%
(T1) T-C 701 Brickell LLC	100%
(T1) T-C Four Oaks Place LLC	100%
(T1) T-C Legacy at Westwood LLC	100%
(T1) T-C Preston Sherry Plaza LLC	100%
(T1) T-C Regents Court LLC	100%
(T1) T-C The Caruth LLC	100%
(T1) T-C The Colorado LLC	100%
(T1) Teachers REA, LLC	100%
(T2) REA Europe SARL	100%
(T3) REA Lux 1 SARL	100%
(T4) Provence 110	100%
(T2) Teachers REA III, LLC	99%
(T2) TIAA-CREF Global Separate Real Estate Company LLC	100%
(T2) TREA GA Reserve, LLC	100%
(T2) TREA 10 Schalks Crossing Road, LLC	100%
(T2) Teachers Belvidere Properties, LLC	100%
(T2) TIAA West Town Mall, LLC	100%
(T2) Bisys Crossings I, LLC	100%
(T2) Light Street Partners LLP	10%
(T2) TREA Broadlands, LLC	100%
(T2) TREA 1401 H, LLC	100%
(T2) TREA Weston, LLC	100%
(T2) TREA Wilshire Rodeo, LLC	100%
(T1) Teachers REA II, LLC	100%
(T2) Light Street Partners LLP (90%-Teachers REA II,LLC; 10%-Teachers REA, LLC)	90%
(T3) Light Street Partners Ballston, Inc.	100%
(T1) Teachers REA III, LLC	1%
(T1) TIAA Florida Mall, LLC	100%
(T1) TIAA Miami International Mall, LLC	100%
(T1) TREA Florida Retail, LLC	100%
(T1) TREA Pacific Plaza, LLC	100%
(T1) TREA Retail Fund-K, LLC	100%
(T1) TREA Retail Property Portfolio 2006, LLC	100%

Footnotes
(T1) Tier 1 subsidiary directly owned by TIAA
(T2) Tier 2 subsidiary owned by the Tier 1 sub
(T3) Tier 3 subsidiary owned by the Tier 2 sub
(T4) Tier 4 subsidiary owned by the Tier 3 sub
(T5) Tier 5 subsidiary owned by the Tier 4 sub
(T6) Tier 6 subsidiary owned by the Tier 5 sub
(T7) Tier 7 subsidiary owned by the Tier 6 sub

Additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item 29.	Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)	Other Activity. Teachers Personal Investors Services, Inc. (“TPIS”) acts as principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. TPIS is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b)	Management.

Name and Principal Business Address*	Positions and Offices with Underwriter
Brian R. Bohaty	Director
Scott C. Evans	Director
Jamie DePeau	Director
Erwin W. Martens	Director
Georganne C. Proctor	Director and Vice President
Jeffrey Margolis	President
Gary Chinery	Vice President and Treasurer
Robert S. De Leon	Chief Legal Officer and Assistant Secretary
Patricia Conti	Chief Financial Officer
Linda Dougherty	Vice President
Glenn MacFarlane	Vice President
Kevin Maxwell	Vice President
John Panagakis	Vice President
Shawn Paulk	Vice President
Robert C. Vellekamp	Vice President
Ralph Yearwood	Vice President
Marjorie Pierre-Merritt	Secretary

Brian Moran	Chief Compliance Officer
Thomas Dudek	Anti-Money Laundering Compliance Officer
Leroy Foster	Assistant Secretary
Stewart P. Greene	Assistant Secretary
Meredith J. Kornreich	Assistant Secretary
Edward J. Leahy	Assistant Secretary
John McKeown	Assistant Secretary
Alice Oshins	Assistant Secretary
Jorge Gutierrez	Assistant Treasurer

*	The address of each Director and Officer is c/o Teachers Personal Investment Services, Inc., 730 Third Avenue, New York, NY 10017-3206

(c)	Compensation From the Registrant. None

Item 31.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262, as well as at (i) State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105; (ii) McCamish Systems LLC, Quality Technology Services, 300 Satellite Blvd., Suwanee, GA 30024 and Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336; and (iii) JPMorgan Chase, 4 Chase Metrotech Center, Brooklyn, New York 11245. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, Citistorage, 5 North 11th Street, Brooklyn, NY 11211, File Vault, 839 Exchange Street, Charlotte, NC 28208.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Life Separate Account VLI-1 certifies that it meets the requirements of Securities Act of 1933 Rule 485(b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 23rd day of April, 2009.

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	/s/ Eric T. Jones
Eric T. Jones Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons on April 23, 2009 in the capacities indicated.

Signature	Title

/s/ Eric T. Jones* Eric T. Jones	Chairman, President and Chief Executive Officer

/s/ Linda S. Dougherty* Linda S. Dougherty	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Signature of Director

* Eric T. Jones	Director

* Elizabeth D. Black	Director

* Sanjeev Handa	Director

* Nancy Heller	Director

* Patrick Kennedy	Director

* Harry I. Klaristenfeld	Director

* Lisa Mancini	Director

* Steven Maynard	Director

* Wayne Williams	Director

*	Signed by Edward L. Hancock, Esq. as attorney-in-fact pursuant to a Power of Attorney effective January 22, 2009.

/s/ Edward L. Hancock
Edward L. Hancock, Esq. Attorney-in-fact

EXHIBIT INDEX

(k)	Legality Opinion and Consent of Meredith Kornreich, Esquire

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm